UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS.

GUIDANCE | VISION | EXPERIENCE

American Beacon FUNDS℠

Annual Report

December 31, 2012

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

Message from American Beacon	1

Market Performance Overview	2-10

Schedule of Investments	14-22

Financial Highlights	43-50

Additional Information	Back Cover

The Bridgeway Large Cap Value Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Holland Large Cap Growth Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Because the Fund may invest in fewer companies than a more diversified portfolio, the fluctuating value of a single holding may have a greater impact on the value of the Fund. The Stephens Mid-Cap Growth and Stephens Small Cap Growth Funds may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Please see the prospectus for a complete discussion of each Fund’s risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2012

Dear Shareholders,

The year just passed was a strong one for the stock market. Even though we saw a good deal of volatility from quarter to quarter, what was ultimately most remarkable was how broad-based the performance was. Nine of the ten industry sectors in the S&P 500 Index gained in value for the year. The S&P 500 Index itself, consisting of large-cap stocks, gained 16.00% for the year; the Russell Midcap Growth Index, representing mid-cap growth stocks, gained 15.81%; and the Russell 2000 Growth Index, which consists of small-cap growth stocks, gained 14.59%.

In that sort of landscape, it’s beneficial for investors to have a wide range of equity vehicles to choose from. American Beacon Advisors is proud to offer several such funds, sub-advised by some of the most highly respected investment teams in the nation.

For the 12-month period ended December 31, 2012:

•	American Beacon Bridgeway Large Cap Value Fund (Institutional Class) returned 18.06%.

•	American Beacon Holland Large Cap Growth Fund (Institutional Class) returned 12.57%.

•	American Beacon Stephens Small Cap Growth Fund (Institutional Class) returned 16.23%.

•	American Beacon Stephens Mid-Cap Growth Fund (Institutional Class) returned 15.19%.

We expect these funds to provide value to investors in most types of markets. And that’s exactly what they’ve done over the past year.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Domestic Equity Market Overview

December 31, 2012 (Unaudited)

Despite quarter-to-quarter volatility, U.S. domestic equity markets achieved double-digit gains in 2012, with the S&P 500 Index up 16.0%. This is the fourth year in a row that the S&P 500 has posted positive returns and the third year out of four that those gains were in double digits. In 2012, the markets demonstrated that macroeconomic events such as the European debt crisis, U.S. presidential election and fiscal cliff can affect performance in the short-term, but solid company fundamentals continue to be rewarded in the long-term.

The U.S. stock market opened 2012 with its strongest first quarter since 1998. Most of the major U.S. stock market indexes logged double-digit returns, with the S&P 500 returning 12.6%. U.S. and global economic conditions appeared to be stabilizing, and along with an easing of Europe’s debt problems and good corporate earnings reports, this led to a more optimistic mood among investors. In addition, continued lower correlation among stocks helped distinguish companies based on fundamentals (versus highly correlated stocks moving in tandem). Improving economic indicators such as declining unemployment, rising consumer confidence (only slightly dampened by rising gas prices) and declining initial jobless claims all buoyed U.S. equity markets.

The second quarter of 2012 was characterized by a “risk off” environment, with investors retreating from more volatile, risky stocks. Renewed fears of a Greek collapse - including the potential for a messy exit from the eurozone - sent U.S. and global equity markets lower. In addition, concerns about a slowdown in China increased, and the November election and potential fiscal cliff also added to the uncertainty. Although this resulted in the S&P 500 dropping by 2.8% in the second quarter, given its strong showing in the first quarter, the index remained solidly positive for the first half of the year, up 9.5%.

The third quarter of 2012 reversed the negative momentum and posted positive returns for the broad U.S. equity markets. This was helped in part by modest improvement in key economic indicators (retail sales and housing) and the implementation of the third round of quantitative easing by the Federal Reserve, which also indicated that it would keep its target interest rate low through mid-2015 rather than late 2014. The Fed’s actions, and those of other central banks around the world, along with evidence of progress in Europe, gave investors confidence. Ten-year U.S. Treasury yields remained below 2%, but continued to creep above the year’s low of 1.43% established on July 25. Rising yields began to point to the possibility that U.S. Treasuries have reached a high point and that bond prices may begin moving downward. This could create upward momentum for stocks and the S&P 500 Index, which ended up 6.4% for the quarter and 16.4% year-to-date.

The final three months of 2012 brought volatility to the domestic equity markets with the uncertainty of the U.S. presidential election outcome, the effect of Superstorm Sandy and the drama of the approaching fiscal cliff. Notwithstanding the weakness during the final days leading up to the cliff, overall stock market action in November and December seemed to indicate that investors generally believed a compromise would be reached. Relatively positive economic news and the Federal Open Market Committee announcement of more quantitative easing also gave investors increased confidence that lawmakers would not allow the fiscal cliff to derail an economy poised for continued improvement. Indeed, despite all the drama, on January 1, 2013, a deal to avert the fiscal cliff was achieved. The loss of 0.4% for the quarter brought the S&P 500 Index year-to-date return to 16.0%.

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2012 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 17.68% for the twelve months ended December 31, 2012. The Fund outperformed the Russell 1000® Value Index (the “Index”) return of 17.51% and the Lipper Large-Cap Value Funds Index return of 15.87%.

Comparison of Change in Value of a $10,000 Investment

for the Period from 10/31/03 through 12/31/12

	Annualized Total Returns Periods Ended 12/31/12
	1 Year	5 Years	Since Incep. 10/31/03	Value of $10,000 10/31/03- 12/31/12
Institutional Class (formerly known as Class N) (1,7)	18.06%	1.77%	7.04%	$18,661
Y Class (1,2,7)	17.98%	1.75%	7.04%	18,650
Investor Class(1,3,7)	17.68%	1.70%	7.01%	18,602
A Class with sales charge (1,4,7)	10.80%	0.48%	6.30%	17,510
A Class without sales charge (1,4,7)	17.53%	1.68%	6.99%	18,578
C Class with sales charge (1,5,7)	15.96%	1.58%	6.93%	18,488
C Class without sales charge (1,5,7)	16.96%	1.58%	6.93%	18,488
Lipper Large-Cap Value Funds Index (6)	15.87%	0.17%	4.99%	15,628
Russell 1000 Value Index (6)	17.51%	0.59%	5.87%	16,864

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class was waived since 2008 and since 2012 for the Y, Investor, A, and C Classes.
2.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
3.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/03.
4.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.16%, 1.26%, 1.54% 1.66%, and 2.41%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2012 (Unaudited)

The Fund’s excess performance was primarily generated through stock selection as sector allocation added minimal value relative to the Index.

From a stock selection standpoint, the Fund’s Energy companies added over 220 (2.20%) basis points to relative performance. In the Energy sector, Marathon Petroleum (up 52.6%), Valero Energy (up 66.2%) and HollyFrontier (up 39.0%) were the largest contributors. Holdings in the Consumer Discretionary sector also contributed to the Fund’s returns. Dillard’s (up 98.5%), Gap (up 70.2%) and General Motors (up 40.4%) added the most value in the Consumer Discretionary sector. The aforementioned good performance was somewhat offset by poor selection in the Financials and Health Care sectors. Companies in the Financials sector which negatively impacted performance included JP Morgan Chase (up 17.4%) and MetLife (down 10.5%). Not owning Bank of America, which was up 109.8% in the Index, also detracted from the Fund’s returns. In the Health Care sector, Humana (down 22.9%), Bristol-Myers Squibb (down 3.8%) and WellPoint (down 6.3%) were the largest detractors.

The Fund’s overweight position in Consumer Discretionary, the best performing sector in the Index, added relative value through sector allocation. This was mostly offset by an underweight in the Telecommunication Services sector which detracted from performance.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings

% of Net Assets
Chevron Corp.	2.9%
Chubb Corp.	1.9%
Dillard’s, Inc.	1.9%
Lockheed Martin Corp.	1.9%
Discover Financial Services	1.8%
Travelers Cos., Inc.	1.8%
Marathon Petroleum Corp.	1.6%
Northrop Grumman Corp.	1.5%
Bristol-Myers Squibb Co.	1.4%
Aflac, Inc.	1.4%

Sector Allocation

% of Equities
Financials	26.8%
Energy	15.5%
Consumer Staples	11.3%
Consumer Discretionary	10.4%
Industrials	9.8%
Health Care	8.9%
Information Technology	6.1%
Utilities	5.5%
Materials	3.3%
Telecommunication Services	2.4%

American Beacon Holland Large Cap Growth FundSM

Performance Overview

December 31, 2012 (Unaudited)

The Investor Class of the American Beacon Holland Large Cap Growth Fund (the “Fund”) returned 12.18% for the twelve months ended December 31, 2012. The Fund trailed the Russell 1000® Growth Index (the “Index”) return of 15.26% and the Lipper Large-Cap Growth Funds Index return of 15.92%.

Comparison of Change in Value of a $10,000 Investment for the Period from 12/31/02 through 12/31/12

		Annualized Total Returns Periods Ended 12/31/12
	1 Year	5 Years	10 Years	Value of $10,000 12/31/02- 12/31/12
Institutional Class (1,2,7)	12.57%	3.81%	6.93%	$19,546
Y Class (1,3,7)	12.41%	3.78%	6.92%	19,518
Investor Class(1,7)	12.18%	3.68%	6.86%	19,422
A Class with sales charge (1,4,7)	5.62%	2.42%	6.22%	18,277
A Class without sales charge (1,4,7)	12.05%	3.64%	6.86%	19,390
C Class with sales charge (1,5,7)	10.39%	3.52%	6.78%	19,276
C Class without sales charge (1,5,7)	11.39%	3.52%	6.78%	19,276
Lipper Large-Cap Growth Funds Index (6)	15.92%	1.01%	6.39%	18,586
Russell 1000 Growth Index (6)	15.26%	3.12%	7.52%	20,651

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each class was waived since 2002. Performance prior to waiving fees was lower than the actual returns shown since 2002.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/02 up to 3/1/10, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Institutional Class been in existence since 12/31/02.
3.	Fund performance for the one-year, five-year, and ten-year periods represent the returns achieved by the Investor Class from 12/31/02 up to 3/23/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/02.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/02 through 2/1/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/02. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the one-year, five-year, and ten-year periods represent the returns achieved by the Investor Class from 12/31/02 through 3/23/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/02. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.

The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000® Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.97%, 1.07%, 1.34% 1.47%, and 2.22% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Holland Large Cap Growth FundSM

Performance Overview

December 31, 2012 (Unaudited)

The Fund underperformed the Index entirely due to stock selection as sector allocation added minimal value relative to the Index.

From a stock selection standpoint, the Fund’s Energy companies detracted over 105 (1.05%) basis points from relative performance. In the Energy sector, Occidental Petroleum (down 16.7%) and QEP Resources (down 33.3%) were the largest detractors from performance. Holdings in the Health Care sector also detracted from the Fund’s returns. DaVita and Cerner, up 45.8% and 26.8%, respectively, in the Index, produced returns of only 13.4% and 11.6%, respectively, during the period that the securities were owned by the Fund. Poor stock selection in the aforementioned sectors was somewhat offset by good selection in the Financials sector where VISA (up 50.7%) and Greenhill & Co. (up 49.6%) were the largest contributors.

The Fund’s overweight position in Financials, the best performing sector in the Index, and the Information Technology sector contributed to performance through sector allocation. Being underweight Consumer Staples, also added to the Fund’s returns.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

Top Ten Holdings

% of Net Assets
Range Resources Corp.	4.3%
Visa, Inc.	3.9%
Amazon.com, Inc.	3.9%
Apple, Inc.	3.7%
Yum! Brands, Inc.	3.7%
Citrix Systems, Inc.	3.7%
Cisco Systems, Inc.	3.2%
Google, Inc.	2.9%
Qualcomm, Inc.	4.6%
Covidien PLC	3.6%

Sector Allocation

% of Equities
Information Technology	36.3%
Consumer Discretionary	14.5%
Health Care	13.7%
Consumer Staples	9.8%
Energy	9.3%
Industrials	6.5%
Financials	5.0%
Materials	4.9%

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2012 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 15.92% for the twelve months ended December 31, 2012, outperforming the Russell 2000® Growth Index (the “Index”) return of 14.59% and the Lipper Small-Cap Growth Funds Index return of 14.95% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 12/1/05 through 12/31/12

		Annualized Total Returns Periods Ended 12/31/12
	1 Year	5 Years	Since Incep. 12/1/05	Value of $10,000 12/1/05- 12/31/12
Institutional Class (1,2,7)	16.23%	4.17%	6.79%	$15,161
Y Class (1,3,7)	16.19%	3.96%	5.51%	14,620
Investor Class(1,7)	15.92%	3.91%	5.47%	14,586
A Class with sales charge (1,4,7)	9.07%	2.66%	4.57%	13,727
A Class without sales charge (1,4,7)	15.74%	3.88%	5.45%	14,564
C Class with sales charge (1,5,7)	14.04%	3.75%	5.36%	14,476
C Class without sales charge (1,5,7)	15.04%	3.75%	5.36%	14,476
S&P 500 Index (6)	16.00%	1.66%	4.07%	13,269
Lipper Small-Cap Growth Funds Index (6)	14.95%	2.09%	4.27%	13,446
Russell 2000 Growth Index (6)	14.59%	3.49%	5.26%	14,382

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class was waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012. The Institutional Class and Investor Class of the Fund have adopted the performance history of the Class I and Class A shares, respectively, of the Fund’s predecessor.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06.
3.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/1/05.
4.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result total returns shown may be higher than they would have been had the A Class been in existence since 12/1/05. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/1/05. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index is a registered trademark of Frank Russell Company. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. The Lipper Small-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.15% 1.25%, 1.53%, 1.65%, and 2.40% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2012 (Unaudited)

The Fund outperformed the Index primarily due to stock selection as sector allocation detracted modest value relative to the Index.

From a stock selection standpoint, the Fund’s Information Technology companies added over 275 basis points (2.75%) to relative performance. Companies in the Information Technology sector that had the greatest impact on the Fund’s performance were Mellanox Technologies (up 82.8%), Stratasys (up 163.6%) and Ellie Mae (up 391.2%). Holdings in the Financials and Health Care sectors also added value relative to the Index. Portfolio Recovery Associates (up 58.3%), Encore Capital Group (up 44.0%) and First Cash Financial Systems (up 41.4%) were the largest contributors in the Financials sector. In the Health Care sector, AthenaHealth (up 49.2%), Catamaran (up 66.8%) and Zoll Medical (up 47.0%) added the most value to the Fund’s returns. The aforementioned good performance was somewhat offset by poor stock selection in the Industrials sector where Acacia Research (down 29.7%), FTI Consulting (down 22.2%) and RPX (down 28.5%) detracted value.

The Fund’s overweight in Energy, the worst performing sector in the Index, detracted over 25 basis points (0.25%) from performance through sector allocation.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings

% of Net Assets
Lions Gate Entertainment Corp.	1.8%
CoStar Group, Inc.	1.8%
Encore Capital Group, Inc.	1.7%
Aspen Technology, Inc.	1.6%
Advisory Board Co.	1.6%
OSI Systems, Inc.	1.6%
First Cash Financial Services, Inc.	1.6%
United Natural Foods, Inc.	1.5%
Neogen Corp.	1.4%
Sourcefire, Inc.	1.4%

Sector Allocation

% of Equities
Information Technology	23.7%
Health Care	20.5%
Industrials	14.7%
Consumer Discretionary	14.5%
Financials	10.8%
Energy	8.3%
Consumer Staples	6.1%
Telecommunication Services	0.9%
Materials	0.5%

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2012 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 14.75% for the twelve months ended December 31, 2012. The Fund trailed the Russell Midcap® Growth Index (“Index”) return of 15.81%, but outperformed the Lipper Mid-Cap Growth Funds Index return of 13.37%.

Comparison of Change in Value of a $10,000 Investment for the Period from 2/1/06 through 12/31/12

	Annualized Total Returns Periods Ended 12/31/12
	1 Year	5 Years	Since Incep. 2/1/06	Value of $10,000 2/1/06- 12/31/12
Institutional Class(1,2,7)	15.19%	2.99%	7.12%	$15,458
Y Class (1,3,7)	15.26%	2.80%	4.96%	13,970
Investor Class (1,7)	14.75%	2.71%	4.89%	13,908
A Class with sales charge (1,4,7)	8.15%	1.50%	3.99%	13,108
A Class without sales charge (1,4,7)	14.75%	2.71%	4.89%	13,908
C Class with sales charge (1,5,7)	13.26%	2.62%	4.82%	13,848
C Class without sales charge (1,5,7)	14.26%	2.62%	4.82%	13,848
S&P 500 Index (6)	16.00%	1.66%	3.78%	12,921
Russell Midcap Growth Index(6)	15.81%	3.23%	4.59%	13,640
Lipper Mid-Cap Growth Funds Index(6)	13.37%	1.49%	4.53%	14,344

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class was waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012. The Institutional Class and Investor Class of the Fund have adopted the performance history of the Class I and Class A shares, respectively, of the Fund’s predecessor.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06.
3.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 2/1/06.
4.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 2/1/06. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 2/1/06. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell Midcap Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 are registered trademarks of Frank Russell Company. The Lipper Mid-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.12%, 1.22%, 1.50%, 1.62%, and 2.37%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2012 (Unaudited)

Prior to the deduction of expenses, the Fund outperformed the Index. The Fund’s excess performance was attributed to stock selection, as sector allocation detracted relative value.

From a stock selection standpoint, holdings in the Consumer Discretionary and Consumer Staples sectors contributed most to the Fund’s performance. Discovery Communications (up 55.2%), Ulta Salon Cosmetics & Fragrance (up 53.1%) and Lululemon Athletica (up 63.4%) generated positive Fund returns in the Consumer Discretionary sector. In the Consumer Staples sector, Whole Foods Market (up 34.8%) was the largest contributor. Not owning Mead Johnson Nutrition and Herbalife, which were down 2.6% and 34.7%, respectively, in the Index, also contributed to performance.

An underweight position in Materials, one of the better performing sectors in the Index, detracted value through sector allocation.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings

% of Net Assets
Cerner Corp.	1.8%
Discovery Communications, Inc.	1.8%
Stericycle, Inc.	1.7%
Affiliated Managers Group, Inc.	1.7%
Alliance Data Systems Corp.	1.6%
LKQ Corp.	1.5%
Whole Foods Market, Inc.	1.5%
Airgas, Inc.	1.5%
Catamaran Corp.	1.5%
Ulta Salon Cosmetics & Fragrance, Inc.	1.5%

Sector Allocation

% of Equities
Information Technology	24.4%
Consumer Discretionary	20.5%
Health Care	18.3%
Industrials	14.7%
Energy	9.3%
Financials	5.9%
Consumer Staples	5.4%
Materials	1.5%

American Beacon FundsSM

Fund Expenses

December 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Fund Expenses

December 31, 2012 (Unaudited)

Bridgeway Large Cap Value Fund:

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12
Institutional Class
Actual	$1,000.00	$1,090.42	$4.41
Hypothetical **	$1,000.00	$1,020.91	$4.27

Y Class
Actual	$1,000.00	$1,089.76	$4.89
Hypothetical **	$1,000.00	$1,020.46	$4.72

Investor Class
Actual	$1,000.00	$1,088.44	$6.35
Hypothetical **	$1,000.00	$1,019.05	$6.14

A Class
Actual	$1,000.00	$1,087.78	$6.98
Hypothetical **	$1,000.00	$1,018.45	$6.75

C Class
Actual	$1,000.00	$1,085.44	$9.28
Hypothetical **	$1,000.00	$1,016.24	$8.97

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.93%, 1.21%, 1.33%, and 1.77% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Holland Large Cap Growth Fund:

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12
Institutional Class
Actual	$1,000.00	$1,035.91	$4.55
Hypothetical **	$1,000.00	$1,020.66	$4.52

Y Class
Actual	$1,000.00	$1,034.87	$5.01
Hypothetical **	$1,000.00	$1,020.21	$4.98

Investor Class
Actual	$1,000.00	$1,033.95	$6.49
Hypothetical **	$1,000.00	$1,018.75	$6.44

A Class
Actual	$1,000.00	$1,033.60	$7.05
Hypothetical **	$1,000.00	$1,018.20	$7.00

C Class
Actual	$1,000.00	$1,029.41	$10.76
Hypothetical **	$1,000.00	$1,014.53	$10.68

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.98%, 1.27%, 1.38%, and 2.11% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Stephens Small Cap Growth Fund:

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12
Institutional Class
Actual	$1,000.00	$1,008.11	$5.50
Hypothetical **	$1,000.00	$1,019.66	$5.53

Y Class
Actual	$1,000.00	$1,007.34	$6.00
Hypothetical **	$1,000.00	$1,019.15	$6.04

Investor Class
Actual	$1,000.00	$1,006.13	$6.81
Hypothetical **	$1,000.00	$1,018.35	$6.85

A Class
Actual	$1,000.00	$1,005.37	$8.01
Hypothetical **	$1,000.00	$1,017.14	$8.06

C Class
Actual	$1,000.00	$1,001.58	$11.77
Hypothetical **	$1,000.00	$1,013.37	$11.84

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.19%, 1.35%, 1.59%, and 2.34% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Stephens Mid-Cap Growth Fund:

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12
Institutional Class
Actual	$1,000.00	$1,050.85	$5.10
Hypothetical **	$1,000.00	$1,020.16	$5.03

Y Class
Actual	$1,000.00	$1,052.93	$5.62
Hypothetical **	$1,000.00	$1,019.66	$5.53

Investor Class
Actual	$1,000.00	$1,048.87	$7.06
Hypothetical **	$1,000.00	$1,018.25	$6.95

A Class
Actual	$1,000.00	$1,048.08	$7.67
Hypothetical **	$1,000.00	$1,017.65	$7.56

C Class
Actual	$1,000.00	$1,047.50	$11.53
Hypothetical **	$1,000.00	$1,013.88	$11.34

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.37%, 1.49%, and 2.24% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, and American Beacon Stephens Small Cap Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Bridgeway Large Cap Value Fund, the American Beacon Holland Large Cap Growth Fund, the American Beacon Stephens Mid-Cap Growth Fund, and the American Beacon Stephens Small Cap Growth Fund, (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of December 31, 2012. We have audited the accompanying statements of operations and changes in net assets of the American Beacon Bridgeway Large Cap Value Fund for the six months ended December 31, 2012, and the year ended June 30, 2012, and the related financial highlights for the six months ended December 31, 2012 and the periods ended June 30, 2012, as indicated therein. We have audited the accompanying statements of operations and changes in net assets of the American Beacon Holland Large Cap Growth Fund for the year ended December 31, 2012, and the related financial highlights for the periods ended December 31, 2012, as indicated therein. We have audited the accompanying statements of operations and changes in net assets of the American Beacon Stephens Mid-Cap Growth Fund and the American Beacon Stephens Small Cap Growth Fund for the one month ended December 31, 2012, and for the year ended November 30, 2012, and the related financial highlights for the one month ended December 31, 2012 and the periods ended November 30, 2012, as indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The American Beacon Bridgeway Large Cap Value Fund statement of changes in net assets for the year ended June 30, 2011, and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report dated August 25, 2011, expressed an unqualified opinion on that statement and financial highlights. The American Beacon Holland Large Cap Growth Fund statement of changes in net assets for the year ended December 31, 2011, and the financial highlights for each of the periods ended December 31, 2011 and prior, as indicated therein, were audited by other auditors whose report dated February 22, 2012, expressed an unqualified opinion on that statement and financial highlights. The American Beacon Stephens Mid-Cap Growth Fund and the American Beacon Stephens Small Cap Growth Fund statements of changes in net assets for the year ended November 30, 2011, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 26, 2012, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Bridgeway Large Cap Value Fund, the American Bacon Holland Large Cap Growth Fund, the American Beacon Stephens Mid-Cap Growth Fund, and the American Beacon Stephens Small Cap Growth Fund at December 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2013

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK - 98.76%
CONSUMER DISCRETIONARY - 10.31%
Automobiles - 2.25%
Ford Motor Co.	22,700	$294
General Motors Co.A	11,300	326

		620

Home Builders - 0.96%
D.R. Horton, Inc.	13,300	263

Media - 1.15%
Time Warner, Inc.	6,600	316

Multiline Retail - 3.19%
Dillard’s, Inc., Class A	6,300	528
Macy’s, Inc.	9,000	351

		879

Specialty Retail - 2.76%
American Eagle Outfitters, Inc.	12,300	252
Gap, Inc.	7,800	242
Home Depot, Inc.	4,300	266

		760

Total Consumer Discretionary		2,838

CONSUMER STAPLES - 11.19%
Beverages - 2.64%
Brown-Forman Corp., Class B	2,550	161
Coca-Cola Enterprises, Inc.	7,000	222
Constellation Brands, Inc., Class AA	9,700	344

		727

Food & Drug Retailing - 1.89%
Safeway, Inc.	13,200	239
Wal-Mart Stores, Inc.	4,100	280

		519

Food Products - 3.19%
Campbell Soup Co.	7,400	258
ConAgra Foods, Inc.	10,700	315
Kraft Foods Group, Inc.	2,500	114
Mondelez International, Inc., Class A	7,500	191

		878

Household Products - 3.47%
Colgate-Palmolive Co.	2,300	240
Kimberly-Clark Corp.	4,300	363
Procter & Gamble Co.	5,200	353

		956

Total Consumer Staples		3,080

ENERGY - 15.33%
Energy Equipment & Services - 1.12%
Cobalt International Energy, Inc.A	12,600	309

Oil & Gas - 14.21%
Chesapeake Energy Corp.	16,300	271
Chevron Corp.	7,514	813
ConocoPhillips	6,600	383
Hess Corp.	5,300	281
HollyFrontier Corp.	7,800	363
Marathon Petroleum Corp.	7,200	454
Phillips 66	3,300	175
Pioneer Natural Resources Co.	2,600	277
SandRidge Energy, Inc.A	44,300	281

	Shares	Fair Value
		(000’s)
Tesoro Corp.	6,400	$282
Valero Energy Corp.	9,700	331

		3,911

Total Energy		4,220

FINANCIALS - 26.41%
Banks - 4.29%
BB&T Corp.	6,500	189
Fifth Third Bancorp	14,800	225
KeyCorp	17,500	147
Regions Financial Corp.	34,500	246
U.S. Bancorp	11,700	374

		1,181

Diversified Financials - 5.86%
Citigroup, Inc.	7,400	293
Discover Financial Services	13,100	505
Goldman Sachs Group, Inc.	2,300	293
JPMorgan Chase & Co.	7,500	330
Morgan Stanley	10,100	193

		1,614

Insurance - 12.27%
ACE Ltd.	3,500	279
Aflac, Inc.	7,300	388
Berkshire Hathaway, Inc., Class BA	2,500	224
Chubb Corp.	7,100	535
Everest Re Group Ltd.	1,600	176
Loews Corp.	6,600	269
MetLife, Inc.	7,900	260
PartnerRe Ltd.	1,700	137
Prudential Financial, Inc.	5,000	267
Reinsurance Group of America, Inc.	3,500	187
Torchmark Corp.	3,200	165
Travelers Cos., Inc.	6,800	488

		3,375

Real Estate - 3.99%
AvalonBay Communities, Inc.B	1,900	258
HCP, Inc.B	6,365	288
Ventas, Inc.B	4,300	278
Weyerhaeuser Co.B	9,900	275

		1,099

Total Financials		7,269

HEALTH CARE - 8.81%
Health Care Providers & Services - 3.05%
Aetna, Inc.	8,000	370
Humana, Inc.	3,200	220
WellPoint, Inc.	4,100	250

		840

Pharmaceuticals - 5.76%
Abbott Laboratories	5,300	347
Bristol-Myers Squibb Co.	12,172	397
Eli Lilly & Co.	5,300	261
Johnson & Johnson	4,000	280
Pfizer, Inc.	12,000	301

		1,586

Total Health Care		2,426

INDUSTRIALS - 9.67%
Aerospace & Defense - 4.57%
L-3 Communications Holdings, Inc.	4,300	329

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2012

	Shares	Fair Value
		(000’s)
Lockheed Martin Corp.	5,600	$517
Northrop Grumman Corp.	6,100	412

		1,258

Airlines - 2.08%
Copa Holdings S.A., Class A	2,800	278
Delta Air Lines, Inc.A	24,800	295

		573

Industrial Conglomerates - 2.19%
General Electric Co.	16,400	344
Textron, Inc.	10,400	258

		602

Road & Rail - 0.83%
Norfolk Southern Corp.	3,700	229

Total Industrials		2,662

INFORMATION TECHNOLOGY - 6.03%
Computers & Peripherals - 2.20%
Dell, Inc.	18,100	183
Hewlett-Packard Co.	10,800	154
Western Digital Corp.	6,300	267

		604

IT Consulting & Services - 1.82%
Fidelity National Information Services, Inc.	3,900	136
Visa, Inc., Class A	2,400	364

		500

Semiconductor Equipment & Products - 1.01%
Intel Corp.	13,500	279

Software - 1.00%
Activision Blizzard, Inc.	26,000	276

Total Information Technology		1,659

MATERIALS - 3.26%
Chemicals - 2.53%
CF Industries Holdings, Inc.	1,900	386
Westlake Chemical Corp.	3,900	309

		695

Metals & Mining - 0.73%
Cliffs Natural Resources, Inc.	5,200	201

Total Materials		896

TELECOMMUNICATION SERVICES - 2.33%
AT&T, Inc.	9,149	308
Verizon Communications, Inc.	7,700	334

Total Telecommunication Services		642

UTILITIES - 5.42%
Electric Utilities - 3.66%
AES Corp.	26,600	285
American Electric Power Co., Inc.	3,600	154
American Water Works Co, Inc.	8,500	315
Duke Energy Corp.	4,000	255

		1,009

Gas Utilities - 1.01%
Sempra Energy	3,900	277

	Shares	Fair Value
		(000’s)
Multi-Utilities - 0.75%
Westar Energy, Inc.	7,200	$206

Total Utilities		1,492

Total Common Stock (Cost $22,446)		27,184

SHORT-TERM INVESTMENTS - 1.21% (Cost $332)
JPMorgan U.S. Government Money Market Fund, Capital Class	332,028	332

TOTAL INVESTMENTS - 99.97% (Cost $22,778)		27,516
OTHER ASSETS, NET OF LIABILITIES - 0.03%		9

TOTAL NET ASSETS - 100.00%		$27,525

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2012

Futures Contracts Open on December 31, 2012 ($000’s):
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Future	Long	6	March, 2013	$426	$(2)

				$426	$(2)

See accompanying notes

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

December 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.37%
CONSUMER DISCRETIONARY - 14.01%
Hotels, Restaurants & Leisure - 3.73%
Yum! Brands, Inc.	38,750	$2,573

Internet & Catalog Retail - 5.43%
Amazon.com, Inc.A	10,650	2,675
priceline.com, Inc.A	1,720	1,068

		3,743

Specialty Retail - 2.09%
Advance Auto Parts, Inc.	19,900	1,440

Textiles & Apparel - 2.76%
NIKE, Inc., Class B	36,900	1,904

Total Consumer Discretionary		9,660

CONSUMER STAPLES - 9.46%
Beverages - 3.28%
Monster Beverage Corp.A	18,000	952
PepsiCo, Inc.	19,150	1,310

		2,262

Food & Drug Retailing - 4.16%
Costco Wholesale Corp.	14,950	1,476
Mead Johnson Nutrition Co., Class A	21,150	1,394

		2,870

Food Products - 1.21%
HJ Heinz Co.	14,400	831

Household Products - 0.81%
Procter & Gamble Co.	8,250	560

Total Consumer Staples		6,523

ENERGY - 8.94%
Energy Equipment & Services - 1.87%
Halliburton Co.	37,150	1,289

Oil & Gas - 7.07%
Occidental Petroleum Corp.	15,000	1,149
Range Resources Corp.	46,950	2,950
Southwestern Energy Co.A	23,350	780

		4,879

Total Energy		6,168

FINANCIALS - 4.78%
Diversified Financials - 3.45%
BlackRock, Inc., Class A	3,550	734
Greenhill & Co. Inc.	17,100	889
TD Ameritrade Holding Corp.	44,950	756

		2,379

Insurance - 1.33%
Berkshire Hathaway, Inc., Class BA	10,190	914

Total Financials		3,293

HEALTH CARE - 13.22%
Health Care Equipment & Supplies - 7.68%
Covidien plc	43,450	2,509
Hospira, Inc.A	44,600	1,393

	Shares	Fair Value
		(000’s)
Waters Corp.A	16,000	$1,394

		5,296

Health Care Providers & Services - 5.54%
Cerner Corp.A	13,000	1,009
DaVita HealthCare Partners, Inc.A	11,750	1,299
Laboratory Corp. of America HoldingsA	17,450	1,512

		3,820

Total Health Care		9,116

INDUSTRIALS - 6.25%
Aerospace & Defense - 1.19%
United Technologies Corp.	10,000	820

Air Freight & Couriers - 1.13%
Expeditors International of Washington, Inc.	19,700	779

Electrical Equipment - 1.75%
Roper Industries, Inc.	10,800	1,204

Industrial Conglomerates - 2.18%
Honeywell International, Inc.	23,750	1,508

Total Industrials		4,311

INFORMATION TECHNOLOGY - 34.98%
Communications Equipment - 4.61%
Cisco Systems, Inc.	111,650	2,194
NeuStar, Inc., Class AA	23,500	985

		3,179

Computers & Peripherals - 6.57%
Apple, Inc.	4,850	2,585
International Business Machines Corp.	10,150	1,944

		4,529

Internet Software & Services - 2.93%
Google, Inc., Class AA	2,850	2,022

IT Consulting & Services - 6.82%
Automatic Data Processing, Inc.	9,900	564
IHS, Inc., Class AA	15,050	1,445
Visa, Inc., Class A	17,750	2,691

		4,700

Semiconductor Equipment & Products - 5.43%
Intel Corp.	28,250	583
QUALCOMM, Inc.	51,000	3,163

		3,746

Software - 8.62%
Adobe Systems, Inc.A	45,750	1,724
Citrix Systems, Inc.A	38,300	2,517
MICROS Systems, Inc.A	20,550	872
Microsoft Corp.	31,050	830

		5,943

Total Information Technology		24,119

MATERIALS - 4.73%
Ecolab, Inc.	12,100	870
Potash Corp of Saskatchewan, Inc.	24,900	1,013
Praxair, Inc.	12,600	1,379

Total Materials		3,262

Total Common Stock (Cost $49,029)		66,452

See accompanying notes

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

December 31, 2012

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 3.52% (Cost $2,430)
JPMorgan U.S. Government Money Market Fund, Capital Class	2,430,190	$2,430

TOTAL INVESTMENTS - 99.89% (Cost $51,459)		68,882
OTHER ASSETS, NET OF LIABILITIES - 0.11%		76

TOTAL NET ASSETS - 100.00%		$68,958

Percentages are stated as a percent of net assets.

A	Non-income producing security.

Futures Contracts Open on December 31, 2012 ($000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Future	Long	33	March, 2013	$2,343	$12

				$2,343	$12

See accompanying notes

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK - 97.11%
CONSUMER DISCRETIONARY - 14.05%
Auto Components - 0.41%
LKQ Corp.A	40,000	$844

Distributors - 0.82%
Beacon Roofing Supply, Inc.A	51,500	1,714

Food Products - 0.51%
Boulder Brands, Inc.A	81,600	1,053

Hotels, Restaurants & Leisure - 5.24%
BJ’s Restaurants, Inc.A	46,424	1,527
Buffalo Wild Wings, Inc.A	25,700	1,871
Chuy’s Holdings, Inc.A B	73,069	1,632
Ignite Restaurant Group, Inc.A	92,399	1,201
Krispy Kreme Doughnuts, Inc.A	222,300	2,085
National CineMedia, Inc.	185,400	2,621

		10,937

Leisure Equipment & Products - 0.35%
Smith & Wesson Holding Corp.A B	85,600	722

Media - 4.09%
Acacia Research Corp.A	89,700	2,301
IMAX Corp.A B	112,756	2,535
Lions Gate Entertainment Corp.A B	223,700	3,668

		8,504

Specialty Retail - 2.63%
Aaron’s, Inc.	91,318	2,583
Cabela’s, Inc.A	15,600	651
Titan Machinery, Inc.A	63,200	1,561
Ulta Salon Cosmetics & Fragrance, Inc.	7,000	688

		5,483

Total Consumer Discretionary		29,257

CONSUMER STAPLES - 5.89%
Food & Drug Retailing - 3.61%
Andersons, Inc.	24,400	1,047
Annie’s, Inc.A B	45,262	1,513
Fresh Market, Inc.A	37,900	1,823
United Natural Foods, Inc.A	58,340	3,125

		7,508

Food Products - 1.28%
Darling International, Inc.A	73,500	1,179
TreeHouse Foods, Inc.A	28,500	1,486

		2,665

Personal Products - 1.00%
Steiner Leisure Ltd.A	43,300	2,087

Total Consumer Staples		12,260

ENERGY - 8.02%
Energy Equipment & Services - 4.53%
Dril-Quip, Inc.A	24,900	1,819
Forum Energy Technologies, Inc.A	63,200	1,564
Hercules Offshore, Inc.A	310,300	1,918
Hornbeck Offshore Services, Inc.A	32,400	1,113
Oil States International, Inc.A	24,900	1,781

Pacific Drilling S.A.A	130,300	1,230

		9,425

	Shares	Fair Value
		(000’s)
Oil & Gas - 3.49%
Carrizo Oil & Gas, Inc.A	71,300	$1,492
Halcon Resources Corp.A	222,589	1,540
Kodiak Oil & Gas Corp.A	147,500	1,305
Pioneer Energy Services Corp.A	217,300	1,578
Rosetta Resources, Inc.A	29,700	1,347

		7,262

Total Energy		16,687

FINANCIALS - 10.52%
Banks - 1.41%
East West Bancorp, Inc.	61,600	1,324
SVB Financial GroupA	28,700	1,606

		2,930

Diversified Financials - 7.29%
Cardtronics, Inc.A	87,500	2,077
Encore Capital Group, Inc.A	113,191	3,466
Euronet Worldwide, Inc.A	93,500	2,207
First Cash Financial Services, Inc.A	65,300	3,240
Portfolio Recovery Associates, Inc.	25,600	2,736
Stifel Financial Corp.A	45,650	1,459

		15,185

Insurance - 1.82%
Hilltop Holdings, Inc.A	115,200	1,560
ProAssurance Corp.	47,600	2,008
Radian Group, Inc.	35,600	218

		3,786

Total Financials		21,901

HEALTH CARE - 19.37%
Biotechnology - 5.90%
Cepheid, Inc.A	63,300	2,140
Cubist Pharmaceuticals, Inc.A	28,700	1,207
MAP Pharmaceuticals, Inc.A	65,300	1,026
Myriad Genetics, Inc.A	83,229	2,268
Neogen Corp.A	63,900	2,896
Polypore International, Inc.A B	36,700	1,707
Techne Corp.	15,100	1,032

		12,276

Health Care Equipment & Supplies - 3.85%
Medidata Solutions, Inc.A	64,221	2,517
Merge Healthcare, Inc.B	120,400	297
NuVasive, Inc.A	97,780	1,512
Thoratec Corp.A	51,300	1,925
Volcano Corp.A	75,100	1,773

		8,024

Health Care Providers & Services - 6.16%
Acadia Healthcare Co. IncA	45,700	1,066
Advisory Board Co.A	71,098	3,326
ICON plc, ADRA C	87,500	2,307
IPC The Hospitalist Co., Inc.A	51,660	2,051
PAREXEL International Corp.A	85,900	2,542
VCA Antech, Inc.A	72,455	1,525

		12,817

Pharmaceuticals - 3.46%
Akorn, Inc.A	163,300	2,182
Pacira Pharmaceuticals, Inc.A B	71,900	1,256
Proto Labs, Inc.A	68,240	2,690

See accompanying notes

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2012

	Shares	Fair Value
		(000’s)
Salix Pharmaceuticals Ltd.A	26,500	$1,073

		7,201

Total Health Care		40,318

INDUSTRIALS - 14.27%
Air Freight & Couriers - 0.81%
Echo Global Logistics, Inc.A	93,500	1,680

Commercial Services & Supplies - 8.30%
Clean Harbors, Inc.A	23,800	1,309
Corporate Executive Board Co.	44,900	2,132
CoStar Group, Inc.A	40,901	3,656
HMS Holdings Corp.A	81,600	2,116
Insperity, Inc.	54,000	1,758
Liquidity Services, Inc.A	47,270	1,931
Marlin Business Services Corp.	58,579	1,175
Tetra Tech, Inc.A	55,100	1,457
WageWorks, Inc.A	98,202	1,748

		17,282

Construction & Engineering - 0.85%
Mistras Group, Inc.A	71,458	1,764

Industrial Conglomerates - 0.30%
RPX Corp.A	69,700	630

Machinery - 2.67%
Chart Industries, Inc.A	16,946	1,130
Flow International Corp.A	298,400	1,044
Lindsay Corp.	24,900	1,995
Valmont Industries, Inc.	10,200	1,393

		5,562

Road & Rail - 0.58%
Knight Transportation, Inc.	82,100	1,201

Trading Companies & Distributors - 0.76%
MSC Industrial Direct Co., Inc., Class A	21,045	1,586

Total Industrials		29,705

INFORMATION TECHNOLOGY - 23.59%
Communications Equipment - 1.68%
Aruba Networks, Inc.A	114,100	2,368
Procera Networks, Inc.A	60,819	1,128

		3,496

Computers & Peripherals - 1.14%
Stratasys Ltd.A	29,700	2,380

Electronic Equipment & Instruments - 2.45%
Hittite Microwave Corp.A	29,700	1,844
OSI Systems, Inc.A	50,800	3,254

		5,098

Internet Software & Services - 6.62%
Athenahealth, Inc.A	27,702	2,035
Fortinet, Inc.A	52,400	1,104
MercadoLibre, Inc.B	24,900	1,956
RADWARE Ltd.A	30,300	1,000
Shutterfly, Inc.A	42,072	1,257
Sourcefire, Inc.A	59,900	2,828
Vocera Communications, Inc.A	32,832	824
Vocus, Inc.A	108,570	1,887

	Shares	Fair Value
		(000’s)
Zix Corp.	320,000	$896

		13,787

IT Consulting & Services - 0.36%
Tyler Technologies, Inc.	15,300	741

Semiconductor Equipment & Products - 4.56%
Cavium, Inc.A	46,500	1,451
Intermolecular, Inc.A	128,100	1,140
Mellanox Technologies Ltd.A B	4,409	262
Microsemi Corp.	84,830	1,785
Power Integrations, Inc.	59,400	1,996
Semtech Corp.A	73,000	2,114
Volterra Semiconductor Corp.A	43,700	750

		9,498

Software - 6.78%
Aspen Technology, Inc.A	120,748	3,337
Bottomline Technologies, Inc.A	34,000	897
Cognex Corp.	41,000	1,510
Concur Technologies, Inc.A	20,600	1,391
Greenway Medical TechnologiesA B	76,200	1,170
MICROS Systems, Inc.A	32,400	1,375
National Instruments Corp.	40,667	1,050
PROS Holdings, Inc.A	90,300	1,652
Ultimate Software Group, Inc.A	18,300	1,728

		14,110

Total Information Technology		49,110

MATERIALS - 0.52%
Balchem Corp.	29,700	1,081

TELECOMMUNICATION SERVICES - 0.88%
Allot Communications Ltd.A	58,300	1,039
Ruckus Wireless, Inc.A	35,100	791

Total Telecommunication Services		1,830

Total Common Stock (Cost $182,277)		202,149

SHORT-TERM INVESTMENTS - 3.44% (Cost $7,175)
JPMorgan U.S. Government Money Market Fund, Capital Class	7,175,070	7,175

SECURITIES LENDING COLLATERAL - 5.76%
DWS Government and Agency Securities Portfolio, Institutional Class	2,690,369	2,690
American Beacon U.S. Government Money Market Select Fund, Select ClassD	9,302,721	9,303

Total Securities Lending Collateral (Cost $11,993)		11,993

TOTAL INVESTMENTS - 106.31% (Cost $201,445)		221,317
LIABILITIES, NET OF OTHER ASSETS - (6.31%)		(13,146)

TOTAL NET ASSETS - 100.00%		$208,171

Percentages are stated as a percent of net assets.

A	Non-income producing security.

B	All or a portion of this security is on loan at December 31, 2012.

C	ADR - American Depositary Receipt.

D	The Fund is affiliated by having the same investment advisor.

See accompanying notes

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK - 99.08%
CONSUMER DISCRETIONARY - 20.34%
Auto Components - 1.55%
LKQ Corp.A	42,350	$894

Automobiles - 0.35%
Tesla Motors, Inc.A	5,950	202

Hotels, Restaurants & Leisure - 1.82%
Chipotle Mexican Grill, Inc.A	1,350	402
Panera Bread Co., Class AA	4,050	643

		1,045

Leisure Equipment & Products - 0.62%
Polaris Industries, Inc.	4,250	358

Media - 3.88%
Cinemark Holdings, Inc.	26,600	691
Discovery Communications, Inc., Class CA	17,900	1,047
IMAX Corp.A	22,027	495

		2,233

Multiline Retail - 2.03%
Family Dollar Stores, Inc.	9,800	621
Nordstrom, Inc.	10,200	546

		1,167

Specialty Retail - 7.88%
Cabela’s, Inc.A	13,850	578
CarMax, Inc.A	23,100	867
Ross Stores, Inc.	14,050	761
Tractor Supply Co.	7,300	645
Ulta Salon Cosmetics & Fragrance, Inc.	8,850	869
Urban Outfitters, Inc.A	20,800	819

		4,539

Textiles & Apparel - 2.21%
Lululemon Athletica, Inc.A	9,450	720
Under Armour, Inc., Class AA	11,350	551

		1,271

Total Consumer Discretionary		11,709

CONSUMER STAPLES - 5.39%
Beverages - 2.07%
Brown-Forman Corp., Class B	10,780	682
Monster Beverage Corp.A	9,650	510

		1,192

Food & Drug Retailing - 2.84%
Fresh Market, Inc.A	5,800	279
United Natural Foods, Inc.A	8,850	474
Whole Foods Market, Inc.	9,650	882

		1,635

Food Products - 0.48%
Darling International, Inc.A	17,150	275

Total Consumer Staples		3,102

ENERGY - 9.21%
Energy Equipment & Services - 6.42%
Core Laboratories N.V.	6,550	715
Dril-Quip, Inc.A	9,250	676
Ensco plc, Class A	11,550	685
FMC Technologies, Inc.A	9,030	387
Oceaneering International, Inc.	14,250	766

	Shares	Fair Value
		(000’s)
Oil States International, Inc.A	6,550	$469

		3,698

Oil & Gas - 2.79%
Pioneer Natural Resources Co.	2,900	309
Range Resources Corp.	7,500	471
Southwestern Energy Co.A	9,460	316
Whiting Petroleum Corp.A	11,750	510

		1,606

Total Energy		5,304

FINANCIALS - 5.87%
Banks - 0.91%
East West Bancorp, Inc.	24,450	525

Diversified Financials - 3.94%
Affiliated Managers Group, Inc.A	7,530	981
IntercontinentalExchange, Inc.A	4,250	526
Portfolio Recovery Associates, Inc.	7,150	764

		2,271

Insurance - 1.02%
ProAssurance Corp.	13,900	586

Total Financials		3,382

HEALTH CARE - 18.12%
Biotechnology - 3.64%
Alexion Pharmaceuticals, Inc.A	3,650	342
Cepheid, Inc.A	13,100	443
Life Technologies Corp.A	9,250	454
Polypore International, Inc.A	7,500	349
QIAGEN N.V.A	27,950	507

		2,095

Health Care Equipment & Supplies - 7.28%
Idexx Laboratories, Inc.A	7,150	664
Illumina, Inc.A	13,100	728
Intuitive Surgical, Inc.A	1,555	763
ResMed, Inc.	19,850	826
Sirona Dental Systems, Inc.	6,350	409
Varian Medical Systems, Inc.A	6,150	432
Waters Corp.A	4,250	370

		4,192

Health Care Providers & Services - 6.01%
Catamaran Corp.A	18,500	872
Cerner Corp.A	13,490	1,046
Covance, Inc.A	10,230	591
Henry Schein, Inc.A	6,745	543
VCA Antech, Inc.A	19,280	406

		3,458

Pharmaceuticals - 1.19%
Salix Pharmaceuticals Ltd.A	7,300	296
Shire plc, ADRB	4,255	391

		687

Total Health Care		10,432

INDUSTRIALS - 14.52%
Aerospace & Defense - 2.74%
B/E Aerospace, Inc.A	13,300	657
Precision Castparts Corp.	3,195	605
World Fuel Services Corp.	7,700	317

		1,579

See accompanying notes

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2012

	Shares	Fair Value
		(000’s)
Commercial Services & Supplies - 6.46%
Clean Harbors, Inc.A	5,000	$275
Factset Research Systems, Inc.	3,850	339
HMS Holdings Corp.A	22,150	574
Iron Mountain, Inc.	21,748	675
Stericycle, Inc.A	10,600	990
Verisk Analytics, Inc., Class AA	16,950	864

		3,717

Electrical Equipment - 0.92%
IPG Photonics Corp.	3,100	207
Roper Industries, Inc.	2,900	323

		530

Machinery - 2.12%
Pall Corp.	6,750	407
Valmont Industries, Inc.	5,950	812

		1,219

Road & Rail - 0.54%
JB Hunt Transport Services, Inc.	5,200	310

Trading Companies & Distributors - 1.74%
Fastenal Co.	8,110	379
MSC Industrial Direct Co., Inc., Class A	8,280	624

		1,003

Total Industrials		8,358

INFORMATION TECHNOLOGY - 24.10%
Communications Equipment - 2.03%
Aruba Networks, Inc.A	24,100	500
F5 Networks, Inc.A	5,600	544
Palo Alto Networks, Inc.A	2,300	123

		1,167

Computers & Peripherals - 1.50%
NetApp, Inc.A	4,200	141
SanDisk Corp.A	8,850	386
Teradata Corp.A	5,400	334

		861

Electronic Equipment & Instruments - 1.03%
Riverbed Technology, Inc.A	7,900	156
Trimble Navigation Ltd.A	7,310	437

		593

Internet Software & Services - 4.68%
Akamai Technologies, Inc.A	14,250	583
Athenahealth, Inc.A	4,600	338
Fortinet, Inc.A	28,900	610
MercadoLibre, Inc.	7,500	589
VeriSign, Inc.	14,850	576

		2,696

IT Consulting & Services - 2.81%
Alliance Data Systems Corp.A	6,350	919
IHS, Inc., Class AA	7,300	701

		1,620

Semiconductor Equipment & Products - 4.20%
ARM Holdings plc, ADRB	16,365	619
ASML Holding N.V.	4,490	289
Cree, Inc.A	10,200	347
Lam Research Corp.A	12,518	452
Mellanox Technologies Ltd.A	1,400	83
Microchip Technology, Inc.	19,280	629

		2,419

	Shares	Fair Value
		(000’s)
Software - 7.85%
Ansys, Inc.A	5,400	$364
Aspen Technology, Inc.A	8,650	239
Check Point Software Technologies Ltd.A	10,200	486
MICROS Systems, Inc.A	9,050	384
National Instruments Corp.	17,505	452
Nuance Communications, Inc.A	22,550	503
Red Hat, Inc.A	13,690	725
Salesforce.com, Inc.A	3,255	547
SolarWinds, Inc.A	7,900	414
Ultimate Software Group, Inc.A	4,250	401

		4,515

Total Information Technology		13,871

MATERIALS - 1.53%
Airgas, Inc.	9,650	881

Total Common Stock (Cost $48,123)		57,039

SHORT-TERM INVESTMENTS - 1.86% (Cost $1,071)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,071,486	1,071

TOTAL INVESTMENTS - 100.94% (Cost $49,194)		58,110
LIABILITIES, NET OF OTHER ASSETS - (0.94%)		(542)

TOTAL NET ASSETS - 100.00%		$57,568

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.

See accompanying notes 22

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2012 (in thousands, except share and per share amounts)

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid- Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$27,516	$68,882	$212,014	$58,110
Investments in affiliated securities, at fair value B	—	—	9,303	—
Deposit with brokers for futures contracts	21	115	—	—
Receivable for investments sold	119	—	412	—
Dividends and interest receivable	30	22	9	8
Receivable for fund shares sold	15	3	1,126	107
Receivable for tax reclaims	—	—	1	—
Receivable for expense reimbursement (Note 2)	42	16	42	21
Receivable for variation margin on open futures contracts	11	60	—	—
Prepaid expenses	12	17	17	9

Total assets	27,766	69,115	222,924	58,255

Liabilities:
Bank overdraft	—	—	912	—
Payable for investments purchased	—	—	1,253	—
Payable upon return of securities loaned	—	—	11,993	—
Payable for fund shares redeemed	187	25	186	555
Management and investment advisory fees payable	30	73	279	74
Administrative service and service fees payable	8	39	82	25
Professional fees payable	14	6	15	16
Trustee fees payable	—	—	—	3
Payable for prospectus and shareholder reports	1	8	15	9
Other liabilities	1	6	18	5

Total liabilities	241	157	14,753	687

Net Assets	$27,525	$68,958	$208,171	$57,568

Analysis of Net Assets:
Paid-in-capital	22,404	51,146	187,853	48,260
Undistributed net investment income	13	6	95	72
Accumulated net realized gain	372	371	351	320
Unrealized appreciation of investments and futures contracts	4,736	17,435	19,872	8,916

Net assets	$27,525	$68,958	$208,171	$57,568

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,682,176	74,965	10,035,906	2,016,544

Y Class	2,294	1,070	351,511	24,305

Investor Class	30,910	3,093,383	5,616,997	1,344,014

A Class	19,698	21,783	252,425	528,104

C Class	1,271	13,215	28,322	21,961

Net asset value, offering and redemption price per share:
Institutional Class	$15 .85	$21 .60	$12.99	$15.38

Y Class	$15 .84	$21 .59	$12.98	$15.38

Investor Class	$15 .81	$21 .52	$12.42	$13.83

A Class	$15 .78	$21 .43	$12.40	$13.83

A Class (offering price)	$16 .74	$22 .74	$13.16	$14.67

C Class	$15 .70	$21 .29	$12.32	$13.75

Net asset value (not in thousands):
Institutional Class	$26,669,248	$1,619,305	$130,341,476	$31,005,183

Y Class	$36,331	$23,113	$4,563,158	$373,747

Investor Class	$488,810	$66,567,656	$69,786,350	$18,584,733

A Class	$310,850	$466,796	$3,130,886	$7,302,012

C Class	$19,948	$281,415	$348,977	$301,916

A Cost of investments in unaffiliated securities	$22,778	$51,459	$192,142	$49,194
B Cost of investments in affiliated securities	$—	$—	$9,303	$—
C Fair value of securities on loan	$—	$—	$11,724	$—

See accompanying notes

American Beacon FundsSM

Statement of Operations

(in thousands)

			Holland Large
	Bridgeway		Cap Growth
	Large Cap Value Fund		Fund
	Six Months ended December 31, 2012	Year Ended June 30, 2012	Year Ended December 31, 2012
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$436	$680	$917
Income derived from securities lending, net	—	—	—

Total investment income	436	680	917

Expenses:
Management and investment advisory fees (Note 2)	63	137	364
Administrative service fees (Note 2):
Institutional Class	44	40	4
Y Class	—	—	—
Investor Class	1	—	184
A Class	1	—	1
Transfer agent fees:
Institutional Class	28	28	3
Y Class	—	3	2
Investor Class	1	5	15
A Class	—	3	2
C Class	—	3	2
Custody and fund accounting fees	3	25	27
Professional fees	24	44	34
Registration fees and expenses	58	49	69
Service fees (Note 2):
Institutional Class	—	11	—
Investor Class	1	—	191
A Class	—	—	—
Distribution fees (Note 2):
Investor Class	—	—	37
A Class	—	—	1
C Class	—	—	1
Prospectus and shareholder report expenses	17	10	24
Insurance fees	—	3	2
Trustee fees	1	5	5
Other expenses	3	5	6

Total expenses	245	371	974

Net fees waived and expenses reimbursed (Note 2)	(126)	(146)	(112)

Net expenses	119	225	862

Net investment income	317	455	55

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	1,699	2,186	4,291
Commission recapture (Note 3)	—	—	2
Futures contracts and swap agreements	23	(54)	(102)
Change in net unrealized appreciation or (depreciation) of:
Investments	355	(1,997)	2,947
Futures contracts and swap agreements	(10)	8	11

Net gain from investments	2,067	143	7,149

Net increase in net assets resulting from operations	$2,384	$598	$7,204

A Foreign taxes	$—	$7	$—

See accompanying notes

American Beacon FundsSM

Statements of Operations

(in thousands)

	Stephens Small Cap Growth Fund			Stephens Mid-Cap Growth Fund
	One Month Ended December 31, 2012	Year Ended November 30, 2012		One Month Ended December 31, 2012	Year Ended November 30, 2012
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$265	$326		$129	$331
Income derived from securities lending, net	18	124		—	—

Total investment income	283	450		129	331

Expenses:
Management and investment advisory fees (Note 2)	111	902		27	294
Administrative service fees (Note 2):
Institutional Class	29	195	B	8	75	B
Y Class	1	1		—	—
Investor Class	17	142	C	5	52	C
A Class	1	5		3	14
Transfer agent fees:
Institutional Class	1	15	B	—	12	B
Y Class	—	3		—	4
Investor Class	3	22	C	—	15	C
A Class	—	5		—	5
C Class	—	3		—	3
Custody and fund accounting fees	5	31		4	19
Professional fees	5	50		5	47
Registration fees and expenses	8	103		7	98
Service fees (Note 2):
Y Class	—	1		—	—
Investor Class	22	158	C	6	55	C
A Class	—	2		1	5
Distribution fees (Note 2):
Investor Class (Note 2)	—	27	C	—	12	C
A Class	1	3		2	9
C Class	—	1		—	—
Prospectus and shareholder report expenses	12	22		4	13
Trustee fees	1	8		1	5
Other expenses	1	12		—	9

Total expenses	218	1,711		73	746

Net fees waived and expenses reimbursed (Note 2)	(30)	(184)		(16)	(141)

Net expenses	188	1,527		57	605

Net investment income	95	(1,077)		72	(274)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	254	13,236		64	1364
Futures contracts	—	419		—	(39)
Change in net unrealized appreciation or (depreciation) of:
Investments	3,482	(1,894)		665	3,884

Net gain from investments	3,736	11,761		729	5,209

Net increase in net assets resulting from operations	$3,831	$10,684		$801	$4,935

A Foreign taxes	$—	$1		$—	$2
B Formerly known as Class I.
C Formerly known as Class A.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Bridgeway Large Cap Value Fund					Holland Large Cap Growth Fund
	Six Months Ended December 31, 2012	Year Ended June 30, 2012		Year Ended June 30, 2011		Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$317	$455		$412		$55	$(134)
Net realized gain from investments and futures contracts	1,722	2,132		3,093		4,191	1,226
Change in net unrealized appreciation or (depreciation) of investments and futures contracts	345	(1,989)		3,512		2,958	776

Net increase in net assets resulting from operations	2,384	598		7,017		7,204	1,868

Distributions to Shareholders:
Net investment income:
Institutional Class	(486)	(357	)A	(462	)A	(6)	—
Y Class	(1)	—		—		—	—
Investor Class	(8)	—		—		(41)	—
A Class	(6)	—		—		(1)	—
C Class	—	—		—		(1)	—
Net realized gain from investments:
Institutional Class	—	—		—		(84)	(22)
Y Class	—	—		—		(1)	—
Investor Class	—	—		—		(3,479)	(1,097)
A Class	—	—		—		(27)	—
C Class	—	—		—		(15)	—

Net distributions to shareholders	(501)	(357)		(462)		(3,655)	(1,119)

Capital Share Transactions:
Proceeds from sales of shares	1,686	3,152		4,744		9,979	8,364
Reinvestment of dividends and distributions	487	333		446		3,642	1,119
Cost of shares redeemed	(3,991)	(5,913)		(7,632)		(8,099)	(5,610)

Net increase (decrease) in net assets from capital share transactions	(1,818)	(2,428)		(2,442)		5,522	3,873

Net increase (decrease) in net assets	65	(2,187)		4,113		9,071	4,622

Net Assets:
Beginning of period	27,460	29,647		25,534		59,887	55,266

End of Period *	$27,525	$27,460		$29,647		$68,958	$59,887

* Includes undistributed net investment income (loss) of	$13	$200		$176		$6	$—

A	Formerly known as Class N.

See accompanying notes

American Beacon FundsSM

Statement of Changes in Net Assets (in thousands)

	Stephens Small Cap Growth Fund					Stephens Mid-Cap Growth Fund
	One Month Ended December 31, 2012	Year Ended November 30, 2012		Year Ended November 30, 2011		One Month Ended December 31, 2012	Year Ended November 30, 2012		Year Ended November 30, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$95	$(1,077)		$(954)		$72	$(274)		$(264)
Net realized gain from investments	254	13,655		8,768		64	1,325		2,201
Change in net unrealized appreciation or (depreciation) of investments	3,482	(1,894)		1,838		665	3,884		195

Net increase in net assets resulting from operations	3,831	10,684		9,652		801	4,935		2,132

Distributions to Shareholders:
Net investment income:
Institutional Class	—	—	A	(502	)A	—	—	A	—	A
Investor Class	—	—	B	(567	)B	—	—	B	—	B
Net realized gain from investments:
Institutional Class	(6,551)	(4,196	)A	—	A	(157)	—	A	—	A
Y Class	(281)	—		—		(1)	—	B	—	B
Investor Class	(4,449)	(3,533	)B	—	B	(109)	—		—
A Class	(196)	—		—		(42)	—		—
C Class	(22)	—		—		(2)	—		—

Net distributions to shareholders	(11,499)	(7,729)		(1,069)		(311)	—		—

Capital Share Transactions:
Proceeds from sales of shares	48,968	95,627		41,877		2,099	29,475		13,720
Reinvestment of dividends and distributions	11,106	7,143		910		283	—		—
Cost of shares redeemed	(6,539)	(42,858)		(37,013)		(1,331)	(11,624)		(4,811)

Net increase in net assets from capital share transactions	53,535	59,912		5,774		1,051	17,851		8,909

Net increase in net assets	45,867	62,867		14,358		1,541	22,786		11,041

Net Assets:
Beginning of period	162,304	99,437		85,079		56,027	33,241		22,200

End of Period *	$208,171	$162,304		$99,437		$57,568	$56,027		$33,241

*Includes undistributed net investment income (loss) of	$95	$—		$—		$72	$—		$4

A	Formerly known as Class I.
B	Formerly known as Class A.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Bridgeway Large Cap Value Fund, the American Beacon Holland Large Cap Growth Fund, the American Beacon Stephens Small Cap Growth Fund, and the American Beacon Stephens Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Reorganization

The American Beacon Holland Large Cap Growth Fund is the legal successor (the “Successor Fund”) to the Holland Large Cap Growth Fund (the “Predecessor Fund”). The accounting and performance history of the Institutional, Investor, and A Class shares of the Predecessor Fund were redesignated as that of the Institutional, Investor, and A Class Shares of the Fund, respectively. On March 23, 2012, the Fund (which had no prior activities or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization. The exchange consisted of the Predecessor’s Fund’s Institutional, Investor, and A Class shares for the Fund’s Institutional, Investor and A Class shares at the same aggregate value. The acquisition was accounted for as a tax-free exchange after the close of business on March 23, 2012, as follows:

Institutional Shares	59,104
Investor Shares	2,950,499
A Shares	725
Net Assets	$69,012,463
Unrealized Appreciation	$21,683,463

The reorganization shifted the management oversight responsibility from Holland Capital Management, LLC (“Holland”) to the Manager. The Manager engaged Holland as the sub-advisor to the Fund, thus maintaining the continuity of the portfolio management.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Change in Fiscal Year End

On November 8, 2011, the Board of Trustees approved a change in the fiscal year end of the American Beacon Stephens Small Cap Growth and the American Beacon Stephens Mid-Cap Growth Funds from November 30 to December 31 of each year and a change in fiscal year end of the American Beacon Bridgeway Large Cap Value Fund from June 30 to December 31 of each year. The first full cycle of calendar year reporting began January 1, 2013. As a result of the change, the American Beacon Stephens Small Cap Growth and the American Beacon Stephens Mid-Cap Growth Funds will have a December 2012 fiscal month transition period and the American Beacon Bridgeway Large Cap Value Fund will have a December 2012 fiscal six month transition period, the results of which are reported in this Annual Report for the calendar year ended December 31, 2012.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

Class Disclosure

March 23, 2012 was the inception date of the American Beacon Holland Large Cap Growth Fund Y and C Classes.

The Funds have multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for the interim period July 1, 2012 to December 31, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Funds did not hold any Level 3 investments as of December 31, 2012, the financial statement disclosures were not affected.

2. Transactions with Affiliates

Management Agreement

Prior to March 23, 2012, the manager of the Predecessor Fund received an annual rate of 0.85% of the average daily net assets up to $500 million, 0.75% of the average daily net assets up to the next $500 million, and 0.65% of the average daily net assets in excess of $1 billion. Effective March 23 for the Successor Fund, the Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid by the Funds during the period ended December 31, 2012 were as follows (dollars in thousands):

Fund	Management Fee Rate		Management Fee	Amounts paid to Investment Advisors		Net Amounts Retained by Manager
Bridgeway Large Cap Value	0.45	%*	$63	$56		$7
Holland Large Cap Growth	0.54%		364	338	**	26
Stephens Small Cap Growth	0.69	%*	111	103		8
Stephens Mid-Cap Growth	0.55	%*	27	24		3

*	Annualized.
**	Includes amounts paid by the Predecessor Fund.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Stephens Small Cap Growth Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in Income derived from securities lending and Management and investment advisory fees on the Statements of Operations. During the period ended December 31, 2012, securities lending fees paid to the Manager were $1,953.

Administrative Services Agreement

Prior to March 23, the Predecessor Fund contracted with Atlantic Fund Administration, LLC to serve as the Funds’ Administrator and incurred $31,574 in administrative service fees. Effective March 23 for the Successor Fund, the Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Funds and 0.40% of the average daily net assets of the A and C Classes of the Funds. For the period ended December 31, 2012, expenses for the C Class of each Fund were less than $500.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Prior to March 23, Foreside Fund Services, LLC served as the Predecessor Fund’s distributor and collected a fee up to 0.25% of the average daily net assets of Investor and A Shares of the Predecessor Fund. The Predecessor Fund incurred $36,906 in Distribution Fees. Since March 23 for the Successor Fund, separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Prior to February 27, 2012 the Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds had a distribution plan pursuant to Rule 12b-1 for the Investor Shares (formerly known as Class A Shares). Under this plan, the Funds collected 0.25% of the average daily net assets for distribution or service activities conducted on behalf of the Funds. This plan was terminated on February 27, 2012.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

Service Plans

Since March 23 for the Successor Fund, the Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. For the period ended December 31, 2012, expenses for the Y and C Classes were less than $500.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Funds. During the period ended December 31, 2012, the Manager earned $871 from the Stephens Small Cap Growth Fund’s securities lending collateral invested in the Select Funds.

Interfund Lending Program

Since March 23 for the Successor Fund, and pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the period ended December 31, 2012, the Bridgeway Large Cap Value Fund borrowed from the American Beacon Short-Term Bond Fund $22,307 for one day at 0.80% with interest charges of $0.49.

Expense Reimbursement Plan

Prior to March 23, the Predecessor Fund contractually agreed to reimburse operating expenses to the extent that total annual fund expenses exceeded 1.20%, 1.35%, and 1.40% of the Institutional, Investor, and A Classes, respectively. At the time of reorganization the Predecessor Fund had reimbursed expenses of $49,804 for Institutional, Investor, and A Classes.

Since March 23 for the Successor Fund, the Manager agreed to reimburse the following to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. Of these amounts, $42,125, $15,522, $42,002, and $20,834 for the Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively, was receivable from the Manager at December 31, 2012. For the period ended December 31, 2012, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	7/1/12 to 10/29/12	10/30/12 to 4/30/2014	Waived or Reimbursed Expenses	Expiration
Bridgeway Large Cap Value	Institutional	0.84%	0.84%	$121,459	2015
Bridgeway Large Cap Value	Y	0.94%	0.94%	405	2015
Bridgeway Large Cap Value	Investor	1.22%	1.22%	2,041	2015
Bridgeway Large Cap Value	A	1.34%	1.34%	1,332	2015
Bridgeway Large Cap Value	C	2.09%	2.09%	363	2015

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

		Expense Cap			Reimbursed
Fund	Class	1/1/12 to 3/23/12	3/24/12 to 4/30/2014	Waived or Reimbursed Expenses	Expenses Ineligible for Recoupment	Expiration
Holland Large Cap Growth	Institutional	1.20%	0.89%	$5,329	$1,903	2015
Holland Large Cap Growth	Y	N/A	0.99%	1,989	—	2015
Holland Large Cap Growth	Investor	1.35%	1.27%	100,061	47,339	2015
Holland Large Cap Growth	A	1.40%	1.39%	2,838	562	2015
Holland Large Cap Growth	C	N/A	2.14%	2,045	—	2015

		Expense Cap
Fund	Class	12/1/12 to 4/30/14	Waived or Reimbursed Expenses	Expiration
Stephens Small Cap Growth	Institutional	1.09%	$13,018	2015
Stephens Small Cap Growth	Y	1.19%	609	2015
Stephens Small Cap Growth	Investor	1.35%	16,007	2015
Stephens Small Cap Growth	A	1.59%	545	2015
Stephens Small Cap Growth	C	2.34%	255	2015
Stephens Mid-Cap Growth	Institutional	0.99%	8,388	2015
Stephens Mid-Cap Growth	Y	1.09%	106	2015
Stephens Mid-Cap Growth	Investor	1.37%	4,973	2015
Stephens Mid-Cap Growth	A	1.49%	1,962	2015
Stephens Mid-Cap Growth	C	2.24%	103	2015

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. Reimbursements made by the Predecessor Fund are not eligible for this Plan. For the period ended December 31, 2012, the Fund did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the period ended December 31, 2012, Foreside has collected $1,687, $103, and $3,187 from the sale of Class A Shares of the Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. For the period ended December 31, 2012, CDSC fees of $14 and $40 were collected for the Bridgeway Large Cap Value and Holland Large Cap Growth Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended December 31, 2012, there were no transfers between levels. As of December 31, 2012, the investments were classified as described below (in thousands):

Bridgeway Large Cap Value Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$27,184	$—	$—	$27,184
Short-Term Investments - Money Markets	332	—	—	332

Total Investments in Securities	$27,516	$—	$—	$27,516

Futures Contracts	$(2)	$—	$—	$(2)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

Holland Large Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$66,452	$—	$—	$66,452
Short-Term Investments - Money Markets	2,430	—	—	2,430

Total Investments in Securities	$68,882	$—	$—	$68,882

Futures Contracts	$12	$—	$—	$12

Stephens Small Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$199,842	$2,307	$—	$202,149
Short-Term Investments - Money Markets	7,175	—	—	7,175
Securities Lending Collateral invested in Money Market Funds	11,993	—	—	11,993

Total Investments in Securities	$219,010	$2,307	$—	$221,317

Stephens Mid-Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$56,647	$392	$—	$57,039
Short-Term Investments - Money Markets	1,071	—	—	1,071

Total Investments in Securities	$57,718	$392	$—	$58,110

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

5. Financial Derivative Instruments

Total Return Swaps

Prior to February 3, 2012 the Bridgeway Large Cap Value Fund entered into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds and is settled in cash monthly. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, a Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own NAV as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon a Fund’s own investment holdings. All total return swaps were terminated prior to February 3, 2012 and the Fund no longer invests in these types of investments.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Bridgeway Large Cap Value Fund

Values of Derivative Instruments not accounted for as hedging instruments as of December 31, 2012 (in thousands)(2):

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation or (depreciation) of investments and futures contracts (1)	Equity Contracts	$(2)

Effect of derivative instruments not accounted for as hedging instruments for the year ended December 31, 2012 (in thousands):

Statement of Operations	Derivatives	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$23
Change in net unrealized appreciation or (depreciation) from futures contracts	Equity Contracts	(10)

Holland Large Cap Growth Fund

Values of Derivative Instruments not accounted for as hedging instruments as of December 31, 2012 (in thousands)(2):

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation or (depreciation) of investments and futures contracts (1)	Equity Contracts	$12

Effect of derivative instruments not accounted for as hedging instruments for the year ended December 31, 2012 (in thousands):

Statement of Operations	Derivatives	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$(102)
Change in net unrealized appreciation or (depreciation) from futures contracts	Equity Contracts	11

(1)	Includes cumulative appreciation or (depreciation) of futures contracts is reported in the Schedules of Investments footnotes. Only current day’s variation margin as reported within the Statements of Assets and Liabilities.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements related to any tax years that remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

The tax character of distributions paid were as follows (in thousands):

	Bridgeway Large Cap Value Fund		Holland Large Cap Growth Fund
	Six Months Ended December 31, 2012	Year Ended June 30, 2012	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$486	$357	$6	$—
Y Class	1	—	—	—
Investor Class	8	—	41	—
A Class	6	—	1	—
C Class	—	—	1	—
Capital Gains
Institutional Class	—	—	84	22
Y Class	—	—	1	—
Investor Class	—	—	3,479	1,097
A Class	—	—	27	—
C Class	—	—	15	—

Total distributions paid	$501	$357	$3,655	$1,119

	Stephens Small Cap Growth Fund		Stephens Mid-Cap Growth Fund
	One Month Ended December 31, 2012	Year Ended November 30, 2012	One Month Ended December 31, 2012	Year Ended November 30, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$27	$—	$—	$—
Y Class	1	—	—	—
Investor Class	18	—	—	—
A Class	1	—	—	—
C Class	—	—	—	—
Capital Gains
Institutional Class	6,524	4,196	157	—
Y Class	280	—	1	—
Investor Class	4,431	3,533	109	—
A Class	195	—	42	—
C Class	22	—	2	—

Total distributions paid	$11,499	$7,729	$311	$—

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2012, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Cost basis of investments for federal income tax purposes	$22,800	$51,636	$202,230	$49,225

Unrealized appreciation	5,473	18,560	24,047	9,856
Unrealized depreciation	(757)	(1,314)	(4,960)	(971)

Net unrealized appreciation or (depreciation)	4,716	17,246	19,087	8,885

Undistributed ordinary income	1	6	95	72
Accumulated long-term gain or (loss)	409	549	1,136	351
Other temporary differences	(5)	11	—	—

Distributable earnings or (deficits)	$5,121	$17,812	$20,318	$9,308

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments, and reclassification of income from real estate investment securities.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from the reclassifications of income from real estate investment securities and dividend reclasses that have been reclassed as of December 31, 2012 (in thousands):

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Paid-in-capital	$—	$—	$—	$—
Undistributed net investment income	(3)	—	—	—
Accumulated net realized gain (loss)	3	—	—	—
Unrealized appreciation or (depreciation) of investments and futures contracts	—	—	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

For the fiscal year ended December 31, 2012, the Funds did not have capital loss carryforwards. The Bridgeway Large Cap Value Fund utilized $1,227 of net capital loss carryforwards for the year ended December 31, 2012 (in thousands).

Net capital losses incurred after October 31, 2012 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2012, the Bridgeway Large Cap Value Fund deferred $3 of capital loss to January 1, 2013 (in thousands).

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2012 were as follows (in thousands):

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Purchases (excluding U.S. government securities)	$5,770	$12,698	$49,521	$2,333
Sales and maturities (excluding U.S. government securities)	7,541	11,681	10,523	379

8. Securities Lending

The Stephens Small Cap Growth Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, as designated by the Manager.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive any income associated with that security and any gain or loss in the market price that may occur during the term of the loan.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2012, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$ 11,724	$ —	$ 11,993

Cash collateral is listed on the Stephens Small Cap Growth Fund’s Schedule of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments, grossed up by the securities lending fees paid to the Manager, is included in Income derived from securities lending on the Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statements of Assets and Liabilities.

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (dollars and shares (in thousands):

For the Six Months Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65	$1,021	2	$29	34	$540
Reinvestment of dividends	30	473	—	1	1	8
Shares redeemed	(233)	(3,617)	—	—	(19)	(298)

Net increase (decrease) in shares outstanding	(138)	$(2,123)	2	$30	16	$250

	A Class		C Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	6	$90	—	$6
Reinvestment of dividends	—	5	—	—
Shares redeemed	(5)	(75)	—	(1)

Net increase in shares outstanding	1	$20	—	$5

For the Year Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15	$345	2	$49	385	$8,615
Reinvestment of dividends	4	89	—	1	162	3,519
Shares redeemed	(3)	(72)	(1)	(26)	(353)	(7,755)

Net increase in shares outstanding	16	$362	1	$24	194	$4,379

	A Class		C Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	31	$687	12	$283
Reinvestment of dividends	1	18	1	15
Shares redeemed	(11)	(242)	—	(4)

Net increase in shares outstanding	21	$463	13	$294

For the One Month Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,195	$42,178	155	$2,086	353	$4,515
Reinvestment of dividends	487	6,324	18	229	350	4,354
Shares redeemed	(203)	(2,676)	(21)	(271)	(281)	(3,549)

Net increase in shares outstanding	3,479	$45,826	152	$2,044	422	$5,320

	A Class		C Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	15	$189	—	$—
Reinvestment of dividends	14	178	2	21
Shares redeemed	(3)	(42)	—	—

Net increase in shares outstanding	26	$325	2	$21

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12	$184	10	$148	80	$1,092
Reinvestment of dividends	10	155	—	1	7	101
Shares redeemed	(7)	(110)	—	—	(62)	(855)

Net increase in shares outstanding	15	$229	10	$149	25	$338

	A Class		C Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	38	$525	11	$150
Reinvestment of dividends	2	24	—	2
Shares redeemed	(27)	(366)	—	—

Net increase in shares outstanding	13	$183	11	$152

For the Year Ended June 30, 2012

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	189	$2,646	—	$5	15	$212
Reinvestment of dividends	25	333	—	—	—	—
Shares redeemed	(422)	(5,912)	—	—	—	(1)

Net increase (decrease) in shares outstanding	(208)	$(2,933)	—	$5	15	$211

	A Class		C Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	19	$274	1	$15
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	19	$274	1	$15

For the Year Ended December 31, 2011

	Institutional Class		Investor Class		A Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6	$130	399	$8,234	—	$—
Reinvestment of dividends	1	23	55	1,096	—	—
Shares redeemed	(5)	(103)	(266)	(5,507)	—	—

Net increase in shares outstanding	2	$50	188	$3,823	—	$—

For the Year Ended November 30, 2012

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,370	$58,661	251	$3,438	2,288	$29,875
Reinvestment of dividends	308	3,670	—	—	303	3,473
Shares redeemed	(2,105)	(27,491)	(52)	(719)	(1,113)	(14,258)

Net increase in shares outstanding	2,573	$34,840	199	$2,719	1,478	$19,090

	A Class		C Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	257	$3,304	27	$349
Reinvestment of dividends	—	—	—	—
Shares redeemed	(30)	(389)	—	(1)

Net increase in shares outstanding	227	$2,915	27	$348

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,240	$17,576	16	$238	292	$3,837
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(203)	(3,032)	(1)	(17)	(594)	(7,887)

Net increase (decrease) in shares outstanding	1,037	$14,544	15	$221	(302)	$(4,050)

	A Class		C Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	567	$7,677	11	$147
Reinvestment of dividends	—	—	—	—
Shares redeemed	(52)	(685)	—	(3)

Net increase in shares outstanding	515	$6,992	11	$144

10. Change in Independent Registered Public Accounting Firm (Unaudited)

The American Beacon Holland Large Cap Growth Fund engaged Ernst & Young, LLP (“E&Y”) as the independent registered public accounting firm for the fiscal year ending December 31, 2012. E&Y replaces BBD, LLP (“BBD”), the Predecessor Fund’s previous independent registered public accounting firm, who was dismissed upon completion of the tax-free reorganization. The engagement of E&Y as accountants of the Fund was approved by the Audit Committee of the Board of Trustees on November 7, 2011. During the periods that BBD served as the Predecessor Fund’s independent registered public accounting firm and through March 23, 2012, BBD’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Predecessor Fund and BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassE
	Six Months Ended December 31,		Year Ended June 30,
	2012		2012	2011		2010		2009		2008
Net asset value, beginning of period	$14.80		$14.62	$11.44		$9.74		$13.63		$17.07

Income from investment operations:
Net investment income	0.20		0.24	0.20	D	0.19	D	0.23	D	0.22	D
Net gains (losses) from investments (both realized and unrealized)	1.14		0.12	3.21		1.73		(3.89)		(2.94)

Total income (loss) from investment operations	1.34		0.36	3.41		1.92		(3.66)		(2.72)

Less distributions:
Dividends from net investment income	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)		(0.21)
Distributions from net realized gains on securities	—		—	—		—		—		(0.51)

Total distributions	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)		(0.72)

Net asset value, end of period	$15.85		$14.80	$14.62		$11.44		$9.74		$13.63

Total return F	9.04	%A	2.60%	30.02%		19.65%		(26.88)%		(16.46)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$26,669		$26,950	$29,647		$25,534		$27,996		$54,144
Ratios to average net assets:
Expenses, before reimbursements	1.73	%B	1.30%	1.17%		1.11%		0.98%		0.80%
Expenses, net of reimbursements	0.84	%B	0.82%	0.84%		0.84%		0.84%		0.79%
Net investment income (loss), before reimbursements	1.38	%B	1.17%	1.17%		1.32%		2.06%		1.37%
Net investment income, net of reimbursements	2.27	%B	1.66%	1.50%		1.58%		2.20%		1.38%
Portfolio turnover rate	21	%A	36%	43%		49%		65%		28%

A	Not annualized.
B	Annualized.
C	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.
D	Per share amounts calculated based on the average daily shares outstanding during the period.
E	Prior to the reorganization on February 3, 2012, the Institutional Class was known as Class N.
F	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
G	Commencement of operations.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class				Investor Class						A Class		C Class
Six Months Ended December 31, 2012		February 3 G to June 30, 2012		Six Months Ended December 31, 2012		February 3 G to June 30, 2012		Six Months Ended December 31, 2012		February 3 G to June 30, 2012		Six Months Ended December 31, 2012		February 3 G to June 30, 2012
$14.80		$14.46		$14.78		$14.46		$14.77		$14.46		$14.73		$14.46

0.07		0.09		0.12		0.03		0.15		0.01		0.09		0.02
1.26		0.25		1.19		0.29		1.15		0.30		1.17		0.25

1.33		0.34		1.31		0.32		1.30		0.31		1.26		0.27

(0.29)		—		(0.28)		—		(0.29)		—		(0.29)		—
—		—		—		—		—		—		—		—

(0.29)		—		(0.28)		—		(0.29)		—		(0.29)		—

$15.84		$14.80		$15.81		$14.78		$15.78		$14.77		$15.70		$14.73

8.98	%A	2.35	%A	8.84	%A	2.21	%A	8.78	%A	2.14	%A	8.54	%A	1.87	%A

$36		$5		$489		$215		$311		$276		$20		$14
3.75	%B	144.39	%B	2.26	%B	18.30	%B	2.21	%B	15.39	%B	6.81	%B	64.88	%B
0.93	%B	0.94	%B	1.21	%B	1.22	%B	1.33	%B	1.34	%B	1.77	%B	2.09	%B
(0.51	)B	(141.90	)%B	1.00	%B	(15.48	)%B	0.90	%B	(13.13	)%B	(3.55	)B	(62.47	)%B
2.31	%B	1.54	%B	2.05	%B	1.59	%B	1.78	%B	0.92	%B	1.49	%B	0.32	%B
21	%A	36	%C	21	%A	36	%C	21	%A	36	%C	21	%A	36	%C

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class						Y Class
	Year Ended December 31,				March 1 F to December 31,		March 23 F to December 31,
	2012		2011		2010		2012
Net asset value, beginning of period	$20.30		$20.00		$17.88		$23.00

Income from investment operations:
Net investment income (loss)	0.09	G	(0.02	)D	(0.01	)D	0.09	G
Net gains (losses) from investments (both realized and unrealized)	2.47		0.71		2.61		(0.26)

Total income (loss) from investment operations	2.56		0.69		2.60		(0.17)

Less distributions:
Dividends from net investment income	(0.08)		—		—		(0.06)
Distributions from net realized gains on securities	(1.18)		(0.39)		(0.48)		(1.18)

Total distributions	(1.26)		(0.39)		(0.48)		(1.24)

Net asset value, end of period	$21.60		$20.30		$20.00		$21.59

Total return E H	12.57%		3.47%		14.58	%A	(0.79	)%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,619		$1,193		$1,126		$23
Ratios to average net assets:
Expenses, before reimbursements	1.32%		1.49%		1.91	%B	10.18	%B
Expenses, net of reimbursements	0.96%		1.20%		1.20	%B	0.98	%B
Net investment income (loss), before expense reimbursements	0.07%		(0.38)%		(0.77	)%B	(8.77	)%B
Net investment income (loss), net of reimbursements	0.43%		(0.09)%		0.06	%B	0.43	%B
Portfolio turnover rate	18%		12%		18	%A	18	%C

A	Not annualized.
B	Annualized.
C	Portfolio turnover rate is for the period January 1, 2012 to December 31, 2012.
D	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
F	Commencement of operations.
G

For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at December 31, 2012.

H

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class										A Class						C Class
Year Ended December 31,										Year Ended 31, December 31,				February 1 F to December 31,		March 23 F to December 31,
2012		2011		2010		2009		2008		2012		2011		2010		2012
$20.24		$19.97		$17.94		$12.90		$19.81		$20.23		$19.96		$17.40		$22.90

0.02	G	(0.05	)D	(0.04	)D	(0.02	)D	(0.04	)D	0.03	G	(0.05	)D	(0.04	)D	0.01	G
2.45		0.71		2.55		5.06		(6.86)		2.41		0.71		3.08		(0.38)

2.47		0.66		2.51		5.04		(6.90)		2.44		0.66		3.04		(0.37)

(0.01)		—		—		—		—		(0.06)		—		—		(0.06)
(1.18)		(0.39)		(0.48)		—		(0.01)		(1.18)		(0.39)		(0.48)		(1.18)

(1.19)		(0.39)		(0.48)		—		(0.01)		(1.24)		(0.39)		(0.48)		(1.24)

$21.52		$20.24		$19.97		$17.94		$12.90		$21.43		$20.23		$19.96		$21.29

12.18%		3.33%		14.03%		39.07%		(34.83)%		11.99%		3.33%		17.51	%A	(1.65	)%A

$66,568		$58,682		$54,128		$50,341		$33,766		$467		$13		$12		$281

1.44%		1.64%		1.77%		1.69%		1.71%		2.73%		10.06%		42.81	%B	6.17	%B
1.29%		1.35%		1.35%		1.35%		1.35%		1.38%		1.40%		1.40	%B	2.12	%B
(0.08)%		(0.53)%		(0.64)%		(0.45)%		(0.61)%		(0.97)%		(8.94)%		(41.83	)%B	(3.85	)%B
0.07%		(0.24)%		(0.22)%		(0.11)%		(0.25)%		0.37%		(0.28)%		(0.22	)%B	0.20	%B
18%		12%		18%		11%		35%		18%		12%		18	%A	18	%C

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class										Y Class
	One Month Ended December 31,		Year Ended November 30,								One Month Ended December 31,		February 24 J to November 30,
	2012		2012A		2011A		2010A	2009A	2008A		2012		2012
Net asset value, beginning of period	$13.54		$13.14		$12.03		$9.37	$7.09	$12.34		$13.54		$13.59

Income from investment operations:
Net investment income (loss)	0.06		(0.04	)H	(0.11	)I	(0.09)[i]	(0.06)	(0.04)		0.01		(0.02)
Net gains (losses) from investments (both realized and unrealized)	0.23		1.43		1.37		2.75	2.34	(5.21)		0.27		(0.03)

Total income (loss) from investment operations	0.29		1.39		1.26		2.66	2.28	(5.25)		0.28		(0.05)

Less distributions:
Dividends from net investment income	—		—		—		—	—	—		—		—
Distributions from net realized gains on securities	(0.84)		(0.99)		(0.15)		—	—	—		(0.84)		—

Total distributions	(0.84)		(0.99)		(0.15)		—	—	—		(0.84)		—

Redemption fees added to beneficial interests	—		—		—		—	—	0.00	G	—		—

Net asset value, end of period	$12.99		$13.54		$13.14		$12.03	$9.37	$7.09		$12.98		$13.54

Total return B,C	2.15	%D	11.65%		10.49%		28.39%	32.16%	(42.54)%		2.07	%D	(0.37	)%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$130,342		$88,815		$52,336		$39,169	$34,356	$13,792		$4,563		$2,699
Ratios to average net assets:
Expenses, before reimbursements	1.20	%E	1.20%		1.15%		1.35%	1.65%	1.46%		1.36	%E	2.05	%E
Expenses, net of reimbursements	1.06	%E	1.10%		1.10%		1.10%	1.25%	1.25%		1.16	%E	1.21	%E
Net investment income (loss), before reimbursements	0.54	%E	(0.84)%		(0.91)%		(1.09)%	(1.33)%	(1.00)%		0.19	%E	(1.57	)%E
Net investment income (loss), net of reimbursements	0.68	%E	(0.74)%		(0.86)%		(0.84)%	(0.93)%	(0.79)%		0.38	%E	(0.73	)%E
Portfolio turnover rate	6	%D	45%		36%		66%	35%	43	%D	6	%D	45	%F

A	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
G	Amount represents less than $0.01 per share.
H

For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

I	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
J	Commencement of operations.

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class												A Class				C Class
One Month Ended December 31,		Year Ended November 30,										One Month Ended December 31,		February 24 J to November 30,		One Month Ended December 31,		February 24 J to November 30,
2012		2012A		2011A		2010A		2009A		2008A		2012		2012		2012		2012
$12.99		$12 .67		$11 .64		$9 .09		$6 .90		$12 .03		$12.98		$13.07		$12.91		$13.07

0 .02		(0 .06	)H	(0 .14	)I	(0 .11	)I	(0 .09)		(0 .13)		0 .01		(0 .07)		0 .00		(0 .06)
0 .25		1 .37		1 .32		2 .66		2 .28		(5 .00)		0 .25		(0 .02)		0 .25		(0 .10)

0 .27		1 .31		1 .18		2 .55		2 .19		(5 .13)		0 .26		(0 .09)		0 .25		(0 .16)

—		—		—		—		—		—		—		—		—		—
(0.84)		(0 .99)		(0 .15)		—		—		—		(0 .84)		—		(0 .84)		—

(0.84)		(0 .99)		(0 .15)		—		—		—		(0 .84)		—		(0 .84)		—

—		—		0 .00	G	0 .00	G	0 .00	G	0 .00	G	—		—		—		—

$12.42		$12 .99		$12 .67		$11 .64		$9 .09		$6 .90		$12.40		$12.98		$12.32		$12.91

2.08	%D	11.44%		10.15%		28.05%		31.74%		(42.64)%		2.01	%D	(0.69	)%D	1.94	%D	(1.22	)%D

$69,786		$67,506		$47,101		$45,911		$22,058		$19,854		$3,131		$2,941		$349		$343

1.62	%E	1 .56%		1 .40%		1 .60%		1 .91%		1 .69%		1.79	%E	2.08	%E	3.21	%E	6.15	%E
1.34	%E	1 .36%		1 .35%		1 .35%		1 .50%		1 .50%		1.58	%E	1.61	%E	2.33	%E	2.35	%E
0.23	%E	(1.20)%		(1.16)%		(1.33)%		(1.59)%		(1.36)%		0.04	%E	(1.68	)%E	(1.36	)%E	(5.71	)%E
0.50	%E	(1.00)%		(1.11)%		(1.08)%		(1.18)%		(1.17)%		0.25	%E	(1.21	)%E	(0.48	)%E	(1.91	)%E
6	%D	45%		36%		66%		35%		43	%D	6	%D	45	%F	6	%D	45	%F

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class											Y Class
	One Month Ended December 31,		Year Ended November 30,									One Month Ended December 31,		February 24 J to November 30,
	2012		2012A		2011A		2010A		2009A	2008A		2012		2012
Net asset value, beginning of period	$15 .24		$13 .69		$12 .44		$9 .63		$7 .18	$13.39		$15.23		$15.09

Income from investment operations:
Net investment income (loss)	0 .02		0 .00	H	(0 .10	)I	(0.09	)I	(0 .07)	(0 .06)		0 .02		(0 .03)
Net gains (losses) from investments (both realized and unrealized)	0 .20		1 .55		1 .35		2 .90		2 .52	(6 .15)		0 .21		0 .17

Total income (loss) from investment operations	0 .22		1 .55		1 .25		2 .81		2 .45	(6 .21)		0 .23		0 .14

Less distributions:
Dividends from net investment income	—		—		—		—		—	—		—		—
Distributions from net realized gains on securities	(0 .08)		—		—		—		—	—		(0 .08)		—

Total distributions	(0 .08)		—		—		—		—	—		(0 .08)		—

Redemption fees added to beneficial interests	—		—		—		—		—	0 .00	G	—		—

Net asset value, end of period	$15 .38		$15 .24		$13 .69		$12.44		$9 .63	$7 .18		$15.38		$15.23

Total return B,C	1.43	%D	11.32%		10.05%		29.18%		34.12%	(46.38)%		1.50	%D	0.93	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$31,005		$30,503		$13,208		$7,124		$4,552	$3,967		$374		$222
Ratios to average net assets:
Expenses, before reimbursements	1 .31	%E	1 .28%		1 .65%		2.27%		3.03%	2 .19%		1.53	%E	3.85	%E
Expenses, net of reimbursements	0 .99	%E	1 .03%		1 .25%		1.25%		1.25%	1 .25%		1.09	%E	1.09	%E
Net investment income (loss), before reimbursements	1 .37	%E	(0.62)%		(1.12)%		(1.81)%		(2.46)%	(1.57)%		0.69	%E	(3.09	)%E
Net investment income (loss), net of reimbursements	1 .69	%E	(0.37)%		(0.72)%		(0.79)%		(0.69)%	(0.63)%		1.13	%E	(0.33	)%E
Portfolio turnover rate	1	%D	27%		30%		20%		29%	32%		1	%D	27	%F

A	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
G	Amount represents less than $0.01 per share.
H

For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

I	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
J	Commencement of operations.

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

		Investor Class										A Class				C Class
One Month Ended December 31,		Year Ended November 30,										One Month Ended December 31,		February 24 J to November 30,		One Month Ended December 31,		February 24 J to November 30,
2012		2012A		2011A		2010A		2009A		2008A		2012		2012		2012		2012
$13.72		$12 .36		$11 .26		$8 .74		$6 .53		$12.22		$13.72		$13.62		$13.63		$13.62

0 .02		(0 .14	)H	(0 .11	)I	(0 .10	)I	(0 .07)		(0 .11)		0 .02		(0 .05)		0 .02		(0 .04)
0 .17		1 .50		1 .21		2 .62		2 .28		(5 .58)		0 .17		0 .15		0 .18		0 .05

0 .19		1 .36		1 .10		2 .52		2 .21		(5 .69)		0 .19		0 .10		0 .20		0 .01

—		—		—		—		—		—		—		—		—		—
(0.08)		—		—		—		—		—		(0 .08)		—		(0 .08)		—

(0.08)		—		—		—		—		—		(0 .08)		—		(0 .08)		—

—		—		—		0 .00	G	0 .00	G	0 .00	G	—		—		—		—

$13.83		$13 .72		$12 .36		$11 .26		$8 .74		$6 .53		$13.83		$13.72		$13.75		$13.63

1.37	%D	11.00%		9 .77%		28.83%		33.84%		(46.56)%		1.37	%D	0.73	%D	1.45	%D	0.07	%D

$18,585		$18,092		$20,034		$15,076		$9,637		$7,748		$7,302		$7,063		$302		$147

1.68	%E	1 .67%		1 .91%		2 .52%		3.32%		2 .42%		1.81	%E	1.83	%E	2.68	%E	14.54	%E
1.37	%E	1 .40%		1 .50%		1 .50%		1.50%		1 .50%		1.49	%E	1.49	%E	2.24	%E	2.24	%E
0.94	%E	(1.04)%		(1.35)%		(2.06)%		(2.75)%		(1.97)%		0.86	%E	(1.04	)%E	0.15	%E	(13.65	)%E
1.26	%E	(0.76)%		(0.94)%		(1.04)%		(0.93)%		(1.05)%		1.18	%E	(0.70	)%E	0.59	%E	(1.36	)%E
1	%D	27%		30%		20%		29%		32%		1	%D	27	%F	1	%D	27	%F

American Beacon FundsSM

Privacy Policy & Federal Tax Information

December 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distribution for the taxable year ended December 31, 2012. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2012.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Corporate Dividends Received Deduction	100.00%	83.49%	79.02%	88.66%
Qualified Dividend Income	100.00%	100.00%	100.00%	100.00%

The Funds designated the following as short-term capital gain distributions for the year ended December 31, 2012:

Stephens Small Cap Growth Fund	$46,641

The Funds designated the following as long-term capital gain distributions for the year ended December 31, 2012:

Holland Large Cap Growth Fund	$3,606,198
Stephens Small Cap Growth Fund	11,452,613
Stephens Mid-Cap Growth Fund	311,203

Shareholders will receive notification in January 2013 of the appropriate tax information necessary to prepare their 2012 income tax returns.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (54)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, (2003-2011), AMR Corp. and American Airlines; Inc.; Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008	Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Barbara J. McKenna, CFA (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (67)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi, CPA (72)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS

Term
One Year

Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (53)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance (2006-Present), American Beacon Advisors, Inc.; Secretary (2008-Present), American Beacon Advisors, Inc.; Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008–Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (52)	VP since 2004	Vice President, Director of Sales (2004-Present), American Beacon Advisors, Inc.

Wyatt L. Crumpler (46)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2011), and Vice President, Trust Investments, (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (42)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, (1988-2011) American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer 2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer (2010-Present), American Beacon Advisors, Inc.; Vice President, Product Management (2007-2010), Touchstone Advisors, Inc.; Senior Director, Business Integration (2005-2007), Fidelity Investments.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-Present), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President (2004-2010), OppenheimerFunds, Inc.

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the manager.
***	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com, approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Stephens Mid-Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/12

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

December 31, 2012

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. In a period of sustained deflation, the inflation-indexed securities may not pay any income and may suffer a loss. A security backed by the U.S. Treasury is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2012

Dear Shareholders,

With the Federal Reserve embarking on a fourth round of quantitative easing, there continues to be an unprecedented amount of money being pumped into our economy, as has been the case for the past few years now. Investors are understandably concerned that this may bring the onset of a new bout of inflation.

Many of them have turned to Treasury Inflation-Protected Securities (TIPS) to help protect their portfolios against inflation. The American Beacon Treasury Inflation Protected Securities Fund blends different maturities of these popular instruments to further enhance this inflation-protection strategy.

•	For the 12-month period ended December 31, 2012, the American Beacon Treasury Inflation Protected Securities Fund (Institutional Class) returned 4.80%.

American Beacon’s roots as a pension fund manager make us acutely aware of the importance of protecting our shareholders against inflation. Although we are known primarily for our actively managed equity funds, we bring that same level of expertise to a fund designed more for inflation protection.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President American Beacon Funds

1

Market Overview

December 31, 2012 (Unaudited)

Economic growth in 2012 continued at its slow but steady pace, although central banks around the world continued their policies of monetary easing. The European Central Bank launched the Outright Monetary Transactions (OMT) program, the Chinese launched fiscal and monetary stimulus measures aimed at providing a soft landing, and the U.S. Federal Reserve announced its third round of quantitative easing, or QE3, with open-ended purchases of agency mortgage-backed securities. The global policy decisions stabilized financial markets by largely removing the most damaging of the tail risk scenarios embedded in the prices of financial assets.

Equity and corporate bond markets were generally strong in 2012, as central bank policy and positive news out of Europe prompted an increase in investors’ risk appetites. However, political issues in the U.S. lent an uncertainty to economic recovery, as the presidential election was followed by a contentious congressional debate regarding the country’s impending “fiscal cliff,” the automatic institution of reduced spending and higher taxes that threatened to dampen U.S. economic growth.

For the year, inflation was fairly low, and down from its pace in 2011. In December 2012, the Consumer Price Index (CPI) increased at a 1.7% year-over-year pace, slightly more than half the 3.0% rate of one year earlier. Core CPI (CPI excluding food and energy) increased at a year-over-year pace of 1.9% in December, less than the 2.2% rate of one year earlier. Inflation expectations increased sporadically during 2012: In the first part of the year as the U.S. economy showed signs of growth, in August in conjunction with rising fuel costs, and in September when the Fed announced additional accommodative monetary policy measures. Inflation expectations as reflected in breakeven inflation rates (the spread between similar maturity nominal and inflation-protected securities) rose over the one-year period.

U.S. Treasury yields remained low throughout the year, hitting an all-time low in July. The Barclays U. S. Treasury Inflation-Protected Securities (TIPS) Index returned 6.98% in 2012, while the shorter maturity (1-10 Year) TIPS Index returned 5.04%. Intermediate TIPS with maturities of five to ten years experienced the best relative performance during the year, as shorter maturity TIPS suffered from lower inflation accruals, particularly with a decline in energy prices in the first half of the year. By year-end, all TIPS with maturities through 2029 were trading with negative real yields, and the longest-dated TIPS, maturing in February 2042, was yielding 0.4%.

The Treasury Department remains committed to the TIPS program, with auctions scheduled for 5-, 10- or 30-year maturity TIPS each month throughout the year. At the end of 2012, the total outstanding market value of the Barclays U. S. TIPS Index was approximately $860 billion.

2

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

December 31, 2012 (Unaudited)

The Investor Class of the Treasury Inflation Protected Securities Fund (the “Fund”) returned 4.80% for the twelve months ended December 31, 2012, underperforming the Barclays Capital 1-10 Year U.S. TIPS Index (the “Index”) return of 5.04% and the Lipper TIPS Index return of 6.47%.

Comparison of Change in Value

of a $10,000 Investment

For the Period From 6/30/04 through 12/31/12

	Annualized Total Returns
	Periods Ended 12/31/2012
	1 Year	5 Years	Since Inception 6/30/04	Value of $10,000 6/30/04- 12/31/12
Institutional Class(1,7,8)	4.80%	5.48%	5.32%	$15,536
Y Class (1,2,7,8)	4.42%	5.26%	5.19%	15,378
Investor Class (1,3,7,8)	4.32%	5.14%	5.12%	15,290
A Class without sales charge (1,4,7,8)	4.07%	4.96%	5.01%	15,157
A Class with sales charge (1,4,7,8)	-0.91%	3.94%	4.41%	14,435
C Class without sales charge (1,5,7,8)	3.26%	4.60%	4.80%	14,900
C Class with sales charge (1,5,7,8)	2.26%	4.60%	4.80%	14,900
Barclays Capital 1-10 Yr. U.S. TIPS Index(6)	5.04%	5.64%	5.62%	15,927
Barclays Capital U.S. TIPS Index(6)	6.968%	7.04%	6.62%	17,241
Lipper TIPS Funds Index(6)	6.47%	6.35%	6.07%	16,499

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04.
3.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04.
4.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/04. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The Barclays Capital 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Barclays Capital U.S. TIPS Index includes all maturities. The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Fund category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	A portion of the fees charged to the Investor Class of the Fund was waived from its inception. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2005. Performance prior to waiving fees was lower than the actual returns shown.
8.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.36%, 1.04%, 0.77%, 1.32%, and 2.62%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

December 31, 2012 (Unaudited)

The Fund produced positive absolute returns for the twelve-month time period amid lowered global growth expectations, escalated political and financial uncertainty in Europe and the U.S., and continued central bank intervention.

From a yield curve positioning standpoint, the Fund’s relative underperformance stemmed from individual security selections within the 8-10 year and 2-3 year maturity ranges, and from underweighting the 9-10 year maturity range. Overweighting the 8-9 year maturity range and underweighting the 1-2 year maturity range benefited the Fund’s relative performance during the year.

From a duration perspective, a tactical short duration position implemented by one of the Fund’s investment managers during the second quarter contributed to the Fund’s relative underperformance during the period.

The Fund remains focused on investing in TIPS to provide inflation protection and income to its shareholders.

Top Ten Holdings

% of Net Assets
U.S. Treasury Note, 0.125%, Due 4/15/16	11.4%
U.S. Treasury Note, 0.125%, Due 7/15/22	10.6%
U.S. Treasury Note, 1.125%, Due 1/15/21	9.2%
U.S. Treasury Note, 0.625%, Due 7/15/21	8.3%
U.S. Treasury Note, 1.625%, Due 1/15/15	8.3%
U.S. Treasury Note, 0.125%, Due 1/15/22	7.6%
U.S. Treasury Note, 2.125%, Due 1/15/19	7.1%
U.S. Treasury Note, 0.50%, Due 4/15/15	7.0%
U.S. Treasury Note, 2.50%, Due 7/15/16	5.2%
U.S. Treasury Note, 2.00%, Due 1/15/16	4.6%

Portfolio Diversification

% of Total Investments
A	0.0%
AA	0.0%
AAA	0.0%
Treasury	99.4%

4

American Beacon Treasury Inflation Protected Securities FundSM

Fund Expenses

December 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The “Actual” line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12
Institutional Class
Actual	$1,000.00	$1,021.48	$1.47
Hypothetical **	$1,000.00	$1,023.68	$1.48

Y Class
Actual	$1,000.00	$1,019.70	$3.05
Hypothetical **	$1,000.00	$1,022.12	$3.05

Investor Class
Actual	$1,000.00	$1,019.41	$3.50
Hypothetical **	$1,000.00	$1,021.67	$3.51

A Class
Actual	$1,000.00	$1,018.74	$5.13
Hypothetical **	$1,000.00	$1,020.06	$5.13

C Class
Actual	$1,000.00	$1,014.21	$8.91
Hypothetical **	$1,000.00	$1,016.29	$8.92

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.29%, 0.60%, 0.69%, 1.01% and 1.76% for the Institutional, Y, Investor, A and C Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

5

American Beacon Treasury Inflation Protected Securities FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Treasury Inflation Protected Securities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Treasury Inflation Protected Securities Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Treasury Inflation Protected Securities Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2013

6

American Beacon Treasury Inflation Protected Securities FundSM

Schedule of Investments

December 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. TREASURY OBLIGATIONS - 100.44%
U.S. Treasury Note,
2.00%, Due 1/15/2014 A	$7,971	$8,226
1.25%, Due 4/15/2014 A	5,241	5,403
2.00%, Due 7/15/2014 A	8,952	9,447
1.625%, Due 1/15/2015 A	17,447	18,536
0.50%, Due 4/15/2015 A	14,960	15,610
1.875%, Due 7/15/2015 A	5,911	6,444
2.00%, Due 1/15/2016 A	9,341	10,357
0.125%, Due 4/15/2016 A	24,223	25,506
2.50%, Due 7/15/2016 A	10,191	11,711
2.375%, Due 1/15/2017 A	1,709	1,986
0.125%, Due 4/15/2017 A	8,421	9,018
1.375%, Due 7/15/2018 A	2,328	2,710
2.125%, Due 1/15/2019 A	13,021	15,809
1.875%, Due 7/15/2019 A	1,750	2,130
1.25%, Due 7/15/2020 A	1,034	1,227
1.125%, Due 1/15/2021 A	17,474	20,524
0.625%, Due 7/15/2021 A	16,319	18,550
0.125%, Due 1/15/2022 A	15,714	17,064
0.125%, Due 7/15/2022 A	21,758	23,619
2.00%, Due 1/15/2026 A	699	917

Total U.S. Treasury Obligations (Cost $222,176)		224,794

	Shares
SHORT-TERM INVESTMENTS - 0.64% (Cost $1,422)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,422,349	1,422

TOTAL INVESTMENTS - 101.08% (Cost $223,598)		226,216
LIABILITIES, NET OF OTHER ASSETS - (1.08%)		(2,405)

TOTAL NET ASSETS - 100.00%		$223,811

Percentages are stated as a percent of net assets.

A	Inflation-Indexed Note.

See accompanying notes

7

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Assets and Liabilities

December 31, 2012 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$226,216
Receivable for investments sold	9,798
Dividends and interest receivable	929
Receivable for fund shares sold	308
Receivable for expense reimbursement (Note 2)	20
Prepaid expenses	55

Total assets	237,326

Liabilities:
Payable for investments purchased	10,426
Payable for fund shares redeemed	2,960
Management and investment advisory fees payable	57
Administrative service and service fees payable	40
Professional fees payable	17
Other liabilities	15

Total liabilities	13,515

Net assets	$223,811

Analysis of Net Assets:
Paid-in-capital	221,460
Undistributed net investment income	—
Accumulated net realized loss	(267)
Unrealized appreciation of investments	2,618

Net assets	$223,811

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	18,435,075

Y Class	95,210

Investor Class	1,782,865

A Class	67,782

C Class	28,467

Net asset value, offering and redemption price per share:
Institutional Class	$10 .97

Y Class	$11 .03

Investor Class	$10 .90

A Class (offering price $11.48)	$10 .93

C Class	$10 .77

Net assets (not in thousands):
Institutional Class	$202,274,435

Y Class	$1,050,601

Investor Class	$19,438,495

A Class	$741,134

C Class	$306,590

A Cost of investments in unaffiliated securities	$223,598

See accompanying notes

8

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Operations

For the Year Ended December 31, 2012 (in thousands)

Investment Income:
Dividend income from unaffiliated securities	$1
Interest income	2,577

Total investment income	2,578

Expenses:
Management and investment advisory fees (Note 2)	283
Administrative service fees (Note 2):
Institutional Class	358
Y Class	3
Investor Class	63
A Class	3
C Class	1
Transfer agent fees:
Institutional Class	22
Investor Class	4
Custody and fund accounting fees	38
Professional fees	50
Registration fees and expenses	57
Service fees (Note 2):
Y Class	1
Investor Class	52
A Class	1
Distribution fees (Note 2):
A Class	2
C Class	3
Prospectus and shareholder report expenses	48
Insurance fees	6
Trustee fees	17
Other expenses	8

Total expenses	1,020

Net fees waived and expenses reimbursed (Note 2)	(246)

Net expenses	774

Net investment income	1,804

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	11,031
Change in net unrealized appreciation or (depreciation) from:
Investments	(1,096)

Net gain on investments	9,935

Net increase in net assets resulting from operations	$11,739

See accompanying notes

9

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Changes in Net Assets

(in thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,804	$5,518
Net realized gain from investments	11,031	11,233
Change in net unrealized appreciation or (depreciation) of investments	(1,096)	1,958

Net increase in net assets resulting from operations	11,739	18,709

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,723)	(5,260)
Y Class	(4)	(9)
Investor Class	(76)	(412)
A Class	(1)	(17)
C Class	–	(3)
Net realized gain on investments:
Institutional Class	(9,136)	–
Y Class	(45)	–
Investor Class	(853)	–
A Class	(35)	–
C Class	(13)	–
Tax Return of Capital:
Institutional Class	(2,844)	(256)
Y Class	(15)	(1)
Investor Class	(274)	(24)
A Class	(12)	(1)
C Class	(4)	–

Net distributions to shareholders	(15,035)	(5,983)

Capital Share Transactions:
Proceeds from sales of shares	256,535	273,161
Reinvestment of dividends and distributions	13,770	5,353
Cost of shares redeemed	(271,604)	(235,964)

Net increase (decrease) in net assets from capital share transactions	(1,299)	42,550

Net increase (decrease) in net assets	(4,595)	55,276

Net Assets:
Beginning of period	228,406	173,130

End of Period *	$223,811	$228,406

*Includes undistributed net investment (loss) of	$—	$—

See accompanying notes

10

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc., and was organized in 1986 to provide business management, advisor, administration and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for the interim period July 1, 2012 to December 31, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Fund did not hold any Level 3 investments as of December 31, 2012, the financial statement disclosures were not affected.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund may be managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the

11

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2012

average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended December 31, 2012 were as follows:

Management Fee Rate	Management Fee	Amount paid to Investment Sub-Advisor	Net Amount Retained by Manager
0.11%	$283,102	$157,516	$125,586

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.15% of the average daily net assets of the Institutional Class, 0.30% of the average daily net assets of the Y and Investor Classes, and 0.40% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expense incurred in a particular month by the Manager for distribution assistance.

Service Plan

The Manager and the Trust entered into a Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Service fees for the C Class for the period ended December 31, 2012 was less than $500.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (the “SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended December 31, 2012, the Fund did not utilize the credit facility.

12

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2012

Expense Reimbursement Plan

The Manager contractually agreed to reimburse a portion of its Administrative Service fee for the Institutional Class and other expenses of the Y, Investor, A, and C Classes. Of these amounts $20,000 was receivable from the Manager at December 31, 2012. For the year ended December 31, 2012, the Manager reimbursed expenses as follows:

	Expense Cap and Limits
Class	1/1/12 to 4/26/12	4/27/12 to 5/1/13	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.10%*	0.10%*	$ 228,313	2015
Y	N/A	0.61%	122	2015
Investor	0.69%	0.69%	17,574	2015
A	N/A	1.00%	435	2015
C	N/A	1.78%	59	2015

*	Expense reduction.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability is $195,951 and $238,084 will expire in 2013 and 2014 respectively. The Fund has not recorded a liability for these potential reimbursements due to the current assessment that reimbursements are unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended December 31, 2012, Foreside collected $1,922 from the sale of A Class Shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2012 there were no CDSC fees collected for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

13

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2012

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, U.S. government agencies, and U.S. treasury obligations, are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all significant transfers between any levels to be disclosed. During the year ended December 31, 2012, there were no transfers between levels. As of December 31, 2012, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$224,794	$—	$224,794
Short-term Investments-Money Market Funds	1,422	—	—	1,422

Total	$1,422	$224,794	$—	$226,216

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

14

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2012

Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least semi-annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based up on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Treasury Inflation Protected Securities

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

5. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

15

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2012

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid was as follows (in thousands):

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$6,344	$5,260
Y Class	28	9
Investor Class	522	412
A Class	20	17
C Class	7	3
Long-Term Capital Gains
Institutional Class	4,515	—
Y Class	21	—
Investor Class	407	—
A Class	16	—
C Class	6	—
Tax return of Capital*
Institutional Class	2,844	256
Y Class	15	1
Investor Class	274	24
A Class	12	1
C Class	4	—

Total distributions paid	$15,035	$5,983

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

As of December 31, 2012, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$223,865

Unrealized appreciation	2,511
Unrealized depreciation	(160)

Net unrealized appreciation or (depreciation)	2,351
Undistributed ordinary income	—

Accumulated long-term gain or (loss)	—
Other temporary differences	—

Distributable earnings or (deficits)	$2,351

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

16

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2012

Accordingly, the following amounts represent current year permanent differences derived from dividend reclasses and return of capital distributions that have been reclassified as of December 31, 2012 (in thousands):

Paid-in-capital	$(3,149)
Undistributed net investment income	581
Accumulated net realized gain (loss)	2,567
Unrealized appreciation or (depreciation) of investments	1

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

The Fund utilized $677 of pre-enactment capital loss carryforwards for the year ended December 31, 2012.

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2012, excluding short-term investments, were $693,894,262 and $705,517,104, respectively. These amounts also represent purchases and sales of U.S. Government securities.

7. Capital Share Transactions

The tables below summarize the activity in capital shares (dollars and shares in thousands):

For the Year Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	21,592	$247,304	53	$609	729	$8,264
Reinvestment of dividends	1,136	12,544	6	64	102	1,113
Shares redeemed	(22,834)	(261,530)	(8)	(97)	(840)	(9,525)

Net increase in shares outstanding	(106)	$(1,682)	51	$576	(9)	$(148)

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	28	$326	3	$32
Reinvestment of dividends	3	32	1	17
Shares redeemed	(40)	(452)	—	—

Net increase in shares outstanding	(9)	$(94)	4	$49

17

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2012

For the Year Ended December 31, 2011

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	23,868	$263,690	21	$232	759	$8,298
Reinvestment of dividends	450	4,913	1	10	38	416
Shares redeemed	(20,729)	(230,629)	(12)	(128)	(461)	(5,039)

Net increase in shares outstanding	3,589	$37,974	10	$114	336	$3,675

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	76	$840	9	$101
Reinvestment of dividends	1	11	—	3
Shares redeemed	(15)	(167)	—	(1)

Net increase in shares outstanding	62	$684	9	$103

18

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19

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class							Y Class
	Year Ended December 31,							Year Ended December 31,				March 1 to December 31,
	2012		2011		2010	2009A	2008	2012		2011		2010
Net asset value, beginning of period	$11 .16		$10 .51		$10 .16	$9 .20	$10 .18	$11.24		$10.60		$10.25

Income from investment operations:
Net investment income (loss)	0 .04		0 .28		0 .16	0 .06	0 .80	0 .09		0 .26		0 .05
Net gains (losses) from securities (both realized and unrealized)	0 .49		0 .67		0 .35	0 .95	(0 .98)	0 .41		0 .65		0 .35

Total income (loss) from investment operations	0 .53		0 .95		0 .51	1 .01	(0 .18)	0 .50		0 .91		0 .40

Less distributions:
Dividends from net investment income	(0 .07)		(0 .29)		(0 .16)	(0 .05)	(0 .80)	(0 .06)		(0 .26)		(0 .05)
Distributions from net realized gains on securities	(0 .49)		—		—	—	—	(0 .49)		—		—
Tax return of capital	(0 .16	)G	(0 .01	)G	—	—	—	(0.16	)G	(0.01	)G	—

Total distributions	(0 .72)		(0 .30)		(0 .16)	(0 .05)	(0 .80)	(0 .71)		(0 .27)		(0 .05)

Net asset value, end of period	$10 .97		$11 .16		$10 .51	$10 .16	$9 .20	$11.03		$11.24		$10.60

Total return B	4 .80%		9 .14%		5 .03%	11 .00%	(2 .09)%	4.42%		8.66%		3.89	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$202,274		$206,864		$157,195	$155,833	$140,189	$1,051		$501		$365
Ratios to average net assets:
Expenses, before reimbursements	0 .37%		0 .36%		0 .35%	0 .36%	0 .29%	0.62%		1.04%		0.60	%D
Expenses, net of reimbursements	0 .27%		0 .26%		0 .25%	0 .26%	0 .25%	0.61%		0.63%		0.60	%D
Net investment income (loss), before reimbursements	0 .64%		2 .24%		1 .40%	0 .59%	5 .15%	0.81%		1.80%		0.85	%D
Net investment income (loss), net of reimbursements	0 .74%		2 .34%		1 .50%	0 .69%	5 .19%	0.82%		2.21%		0.85	%D
Portfolio turnover rate	286%		381%		214%	180%	128%	286%		381%		214	%E

A	Standish Mellon Asset Management Company, LLC was added as an investment advisor on December 11, 2009.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from January 1 through December 31, 2010.
F	Portfolio turnover rate is for the period from January 1 through December 31, 2009.
G	The tax return of capital is calculated based on outstanding shares at the time of distribution.

20

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class							A Class						C Class
Year Ended December 31,					March 2 to December 31,		Year Ended December 31,				May 17 to December 31,		Year Ended December 31,				September 1 to December 31,
2012		2011		2010	2009A		2012		2011		2010		2012		2011		2010
$11.12		$10 .48		$10 .13	$9 .25		$11.15		$10.54		$10.35		$11.06		$10.46		$10.38

0 .06		0 .24		0 .06	0 .14		0 .00		0 .10		0 .04		(0 .05)		0 .13		0 .00
0 .42		0 .66		0 .41	0 .79		0 .45		0 .76		0 .19		0 .41		0 .65		0 .08

0 .48		0 .90		0 .47	0 .93		0 .45		0 .86		0 .23		0 .36		0 .78		0 .08

(0.05)		(0 .25)		(0 .12)	(0 .05)		(0 .02)		(0 .24)		(0 .04)		—		(0 .17)		—
(0.49)		—		—	—		(0 .49)		—		—		(0 .49)		—		—
(0.16	)G	(0 .01	)G	—	—		(0 .16	)G	(0.01	)G	—		(0 .16	)G	(0.01	)G	—

(0.70)		(0 .26)		(0 .12)	(0 .05)		(0 .67)		(0 .25)		(0 .04)		(0 .65)		(0 .18)		—

$10.90		$11 .12		$10 .48	$10.13		$10.93		$11.15		$10.54		$10.77		$11.06		$10.46

4.32%		8 .67%		4 .62%	10.05	%C	4.07%		8.17%		2.23	%C	3.26%		7.47%		0.77	%C

$19,438		$19,920		$15,262	$5,868		$741		$855		$155		$307		$266		$153

0.77%		0 .77%		0 .75%	0.81	%D	1.07%		1.32%		0.99	%D	1.79%		2.62%		1.77	%D
0.69%		0 .68%		0 .64%	0.65	%D	1.01%		1.03%		0.99	%D	1.77%		1.79%		1.77	%D
0.44%		2 .24%		1 .06%	3.04	%D	0.07%		0.88%		0.55	%D	(0.61)%		0.25%		(0.05	)%D
0.53%		2 .32%		1 .17%	3.20	%D	0.13%		1.17%		0.55	%D	(0.59)%		1.08%		(0.05	)%D
286%		381%		214%	180	%F	286%		381%		214	%E	286%		381%		214	%E

21

American Beacon Treasury Inflation Protected Securities FundSM

Privacy Policy and Federal Tax Information

December 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders relating to the Fund’s income and distributions for the taxable year ended December 31, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholder for the calendar year ended December 31, 2012.

The Fund’s distributions to shareholders for the year ended December 31, 2012 included short-term capital gains of $5,116,420 and long-term capital gains of $4,965,738.

Of the ordinary dividends paid to shareholders during the tax year ended December 31, 2012, 99.98% were derived from U.S. Treasury Obligations.

Shareholders will receive notification in January 2013 of the applicable tax information necessary to prepare their 2012 income tax returns.

22

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES

Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (54)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, (2003-2011), AMR Corp. and American Airlines; Inc.; Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-Present).

Thomas M. Dunning (70)	Trustee since 2008	Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

23

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (67)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi, CPA (72)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS

Term
One Year

Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (53)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary, American Beacon Advisors, Inc. (2008 – present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary, Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (52)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (46)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2011), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (42)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

24

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.

25

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and the American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.

AR 12/12

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

December 31, 2012

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability, and differences in accounting standards. Investing in derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when more advantageous. Investing in derivatives could result in losing more than the amount invested. Please see the prospectus for a complete discussion of these Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2012

Dear Shareholders,

The year just passed was a strong one for the stock market. Even though we saw a good deal of volatility from quarter to quarter, what was ultimately most remarkable was how broad-based the performance was. Nine of the ten industry sectors in the S&P 500 Index gained in value for the year.

Domestically, the S&P 500 Index, consisting of large-cap stocks, gained 16.00% for the year, while the Russell 2000 Index, which consists of small-cap stocks, gained 16.35%. Representing developed international markets, the MSCI EAFE Index returned 17.32%.

American Beacon Advisors is proud to offer its shareholders several index funds that can take advantage of such broad-based market gains. For the 12-month period ended December 31, 2012:

•	American Beacon S&P 500 Index Fund (Institutional Class) returned 15.87%.

•	American Beacon Small Cap Index Fund (Institutional Class) returned 16.36%.

•	American Beacon International Equity Index Fund (Institutional Class) returned 18.71%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best regards,

Gene L. Needles, Jr.
President American Beacon Funds

1

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2012 (Unaudited)

For the twelve months ended December 31, 2012, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund (the “Fund”) was 15.87%, slightly behind the S&P 500® Index (the “Index”) return of 16.00% but ahead of the Lipper S&P 500 Objective Funds Index return of 15.68%.

Comparison of Change in Value

of a $10,000 Investment

For the Period from 12/31/02 through 12/31/12

	Annualized Total Returns Periods Ended 12/31/12			Value of $10,000
	1 Year	5 Years	10 Years	12/31/02- 12/31/12
Institutional Class(1,3).	15.87%	1.60%	6.98%	$19,634
Investor Class(1,3)	15.25%	1.14%	6.49%	18,746
Lipper S&P 500 Objective Funds Index (2)	15.68%	1.45%	6.85%	19,396
S&P 500 Index (2)	16.00%	1.66%	7.10%	19,852

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional and Investor Class shares were 0.16% and 0.64%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Performance Summary provided by SSgA Funds Management, Inc.

The past year was a series of ups and downs for U.S. equity markets; a steady climb in the first quarter, a dip in the second quarter, a rise again in the third quarter, and an unsteady fourth quarter including a rally through October, another dip in November and a subsequent snapback into year end. In the end, the Index posted a 16.00% advance.

Stocks in the U.S. began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered persistent share buying. First quarter earnings reports were solid, and a steady drumbeat of auspicious economic news, including declining jobless claims and rallying consumer confidence, provided an encouraging fundamental backdrop. The welcome signs of stronger activity even extended to the auto and housing industries. Stocks stumbled in early April when March payroll figures came in much lower than expected, but another season of solid earnings reports allowed them to recover their equilibrium within the month. Alas, the stability quickly vanished when May brought a new set of soggy employment figures and elections in Europe fostered growing concerns that Greece might wind up leaving the eurozone. Although the turmoil overseas spurred a rally in the dollar that made U.S. equities global outperformers on an unhedged basis, and a steep retreat in oil prices promised welcome summer relief for many U.S. consumers, the May payroll gains that were reported on June 1 reminded investors that the U.S. economy was hardly a panacea.

Even against a backdrop of subdued earnings reports, global growth worries, and financial turmoil in Europe, stocks in the U.S. delivered consistently impressive performance during the course of the third quarter. Amid the choppy backing and filling of July, the market

2

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2012 (Unaudited)

traced out progressively higher highs and higher lows. In August, riding the impetus of potent policy promise in Europe and a pleasing payroll print at home, the S&P skipped liltingly to four-year highs as its implied volatility sank to fresh five-year lows. September brought a less vigorous jobs report, but that disappointing result just cemented the case for the formal expansion of quantitative easing that Fed Chairman Ben Bernanke did indeed announce the following week.

Mixed earnings reports and a choppy October gave way to dashed hopes in November, when optimism that the presidential elections might break up partisan logjams in Washington quickly fell flat with the realization that both Democrats and Republicans retained enough power to hold civilized compromises hostage. Equities threatened to revisit their third-quarter lows during the week before Thanksgiving, but signs of a thaw in fiscal cliff negotiations put sellers on the defensive and inspired an impressive rally. Even at their best December levels, U.S. equities remained well off the September highs reached in conjunction with the Federal Reserve’s open-ended commitment to mortgage purchases. While the S&P 500 managed a decent 0.9% gain for December alone, the popular benchmark retained a 0.4% loss for the fourth quarter as a whole. The slippage would seem thoroughly forgivable in a year during which the Index still posted a solid annual gain.

For the twelve month reporting period, all of the ten GICS Sectors posted gains. Financials led the way with a 28.8% return, followed by solid gains for Consumer Discretionary, Telecommunications Services, and Health Care which were up 23.9%, 18.3% and 17.7%, respectively. More disappointing was Information Technology, which shed 5.7% in the latest quarter to finish the year with a 14.7% advance, more than a percent behind the total Index return.

The top individual security contributors for the year were Apple, Bank of America Corp and JP Morgan Chase & Co. The dominant Apple juggernaut peaked in late summer, slumped by 20% during the fourth quarter as investors fretted over the competitive market for sleek personal devices. Despite all this, Apple finished with a 32.6% gain for the year and was the largest single stock contributor, due to its weight in the portfolio. Bank of America Corp and JP Morgan Chase & Co. were also notable contributors to the fund return, showing why the financial sector was the clear 2012 winner. Bank of America Corp finished with a return of 109.83% for the year. Traders bought the stock on expectations of a “fiscal cliff” resolution and with the assumption that Bank of America will breeze through the next round of government stress tests.

Among the annual laggards, two S&P sectors had to settle for single-digit 2012 returns, and the fourth-quarter retreat in defensive issues left Consumer Staples barely in double digits for the year. The poorest 2012 performer was the Utilities sector, which followed up its stellar 2011 with a paltry 1.4% gain in the year just ended. Energy turned in a 4.7% gain for 2012, as indifferent oil prices produced only limited buying of the major integrated names. Shares of refiners nevertheless had a terrific year, as processing margins stayed high.

The bottom individual security contributors were Hewlett-Packard Co., Intel Corp, and Occidental Petroleum Corp. Hewlett-Packard Co. was the largest negative contributor with a 0.33% weight and a -43.11% return. The company announced that it discovered serious accounting improprieties and outright misrepresentations at Autonomy, a British software maker that H.P. bought in 2011. The news was a major setback for H.P., which was struggling to turn around its operations and remake its business. Intel Corp and Occidental Petroleum Corp finished the year down 12.0% and 16.1%, respectively.

Portfolio Strategy

The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

3

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2012 (Unaudited)

Top Ten Holdings

% of Net Assets*
Apple, Inc.	3.9%
Exxon Mobil Corp.	3.1%
General Electric Co.	1.7%
Chevron Corp.	1.7%
Microsoft Corp.	1.6%
International Business Machines Corp.	1.6%
Johnson & Johnson	1.5%
AT&T, Inc.	1.5%
Google Inc.	1.5%
Procter & Gamble Co.	1.5%

*	Percent of net assets of State Street Equity 500 Index Portfolio

Sector Allocation

% of Equities*
Information Technology	19.0%
Financials	15.6%
Health Care	12.0%
Consumer Discretionary	11.6%
Energy	11.0%
Consumer Staples	10.6%
Industrials	10.1%
Materials	3.6%
Utilities	3.4%
Telecommunication Services	3.1%

*	Percent of the equities of State Street Equity 500 Index Portfolio

†

S&P is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use. “Standard and Poor’s®”, “S&P”, “Standard & Poor’s 500”, “S&P 500” are all trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

4

American Beacon Small Cap Index FundSM

Performance Overview

December 31, 2012 (Unaudited)

For the twelve months ended December 31, 2012, the total return of the Institutional Class of the American Beacon Small Cap Index Fund (the “Fund”) was 16.36%. The Fund’s performance was above the Russell 2000® Index (the “Index”) return of 16.35% and also above the Lipper Small-Cap Core Funds Index return of 15.94% which consists primarily of actively managed funds.

Comparison of Change in Value

of a $250,000 Investment

For the Period from 12/31/02 through 12/31/12

	Annualized Total Returns
	Periods Ended 12/31/12
	1 Year	5 Years	10 Years	Value of $250,000 12/31/02- 12/31/12
Institutional Class(1,3)	16.36%	3.58%	9.61%	$625,606
Lipper Small-Cap Core Funds Index(2)	15.94%	3.96%	9.70%	631,109
Russell 2000 Index(2)	16.35%	3.55%	9.72%	631,851

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.26%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Performance Summary provided by Blackrock Investment Management, LLC

Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the European Central Bank (“ECB”) implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved boldly higher through the first two months of 2012.

A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. U.S. equities gave back half of their year-to-date gains by the end of May.

As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance along with growing hopes for additional central bank stimulus overshadowed concerns about the dreary economic landscape and U.S. stocks continued their advance through the

5

American Beacon Small Cap Index FundSM

Performance Overview

December 31, 2012 (Unaudited)

third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the U.S. Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, U.S. growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from U.S. fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the U.S. fiscal cliff deadline, U.S. stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

From a sector perspective Materials (+23.99%), Consumer Discretionary (+23.41%) and Financials (+22.12%) drove stocks higher in 2012. Telecommunications Services (+15.38%) performed well and Health Care (+17.26%) stocks rebounded after valuations had been pushed down amid regulatory uncertainty. While most of the Index sectors moved higher for the year, Energy stocks (-3.69%) were hindered by declining oil prices in the latter part of the year and Utilities (+5.08%) became less favorable as investors sought riskier investments.

Portfolio Strategy

The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index.

It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Top Ten Holdings

% of Net Assets*
Ocwen Financial Corp.	0.3%
Genesee & Wyoming, Inc.	0.3%
Two Harbors Investment Corp.	0.3%
COMMVAULT SYSTEMS INC.	0.3%
ALASKA AIR GROUP INC.	0.3%
Pharmacyclics, Inc.	0.3%
STARWOOD PROPERTY TRUST INC.	0.3%
Dril-Quip, Inc.	0.2%
Warnaco Group, Inc.	0.2%
WEX INC.	0.2%

*	Percent of net assets of Master Small Cap Index Series

Sector Allocation

% of Equities*
Financials	22.9%
Information Technology	16.6%
Industrials	15.5%
Consumer Discretionary	14.0%
Health Care	12.1%
Energy	6.1%
Materials	5.3%
Consumer Staples	3.5%
Utilities	3.4%
Telecommunications	0.7%

*	Percent of equity portion of Master Small Cap Index Series

6

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2012 (Unaudited)

For the twelve months ended December 31, 2012, the Institutional Class of the American Beacon International Equity Index Fund (the “Fund”) posted a total return of 18.71%, outperforming the MSCI EAFE Index (the “Index”) return of 17.32% but slightly underperforming the Lipper International Large-Cap Core Funds Index return of 18.75% which consists primarily of actively managed funds. The investment manager’s application of its fair valuation policy during the period was a significant driver of the Fund’s outperformance.

Comparison of Change in Value

of a $250,000 Investment

For the Period from 12/31/02 through 12/31/12

	Annualized Total Returns
	Periods Ended 12/31/12			Value of
	1 Year	5 Years	10 Years	$250,000 12/31/02- 12/31/12
Institutional Class(1,3)	18.71%	-3.51%	8.29%	$554,721
Lipper International Large-Cap Core Funds Index(2)	18.75%	-3.93%	6.72%	479,089
MSCI EAFE Index(2)	17.32%	-3.69%	8.21%	550,598

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service.
The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio in the most recent prospectus for the Fund was 0.24%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Performance Summary provided by Blackrock Investment Management, LLC

Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the European Central Bank (“ECB”) implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved boldly higher through the first two months of 2012.

A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. International equities gave back all of their year-to-date gains by the end of May.

As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance along with growing hopes for additional central bank stimulus overshadowed concerns about the dreary economic landscape and international stock markets continued their advance through the third quarter. In September,

7

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2012 (Unaudited)

the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the U.S. Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, U.S. growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from U.S. fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the U.S. fiscal cliff deadline, international stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

For the 12 months ended December 31, 2012, stocks in all of the 22 developed nations represented in the MSCI EAFE Index posted gains (in USD) with the exception of Israel (-4.68%). Belgium led the index with a return of 39.55%. Stocks in Europe’s core economies, Germany (+31.10%) and France (+21.30%), staged a strong rebound and outperformed markets in the debt-laden peripheral countries, Italy (+12.48%), Ireland (+5.74%), Greece (+4.52%), Portugal (+3.53%) and Spain (+3.00%). Asian markets were pressured by slowing global trade and domestic economic weakness; however, Japanese equities (+8.20%) were buoyed by monetary easing as a weaker yen benefited the nation’s exporters.

From a sector perspective, global central bank stimulus drove Financials (+33.13%) and Consumer Discretionary stocks (+24.90%) higher in 2012. Health Care stocks (+17.37%) rebounded after valuations had been pushed down amid regulatory uncertainty. While most of the MSCI EAFE Index sectors moved higher for the year, Energy stocks (-0.17%) slid on declining oil prices in the latter part of the year. Telecommunications Services (-0.99%) were the worst performers for the year.

Portfolio Strategy

The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

8

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2012 (Unaudited)

Sector Allocation

% of Equities*
Financials	20.1%
Industrials	14.6%
Consumer Discretionary	12.0%
Health Care	11.2%
Materials	10.9%
Energy	10.2%
Consumer Staples	7.1%
Information Technology	6.1%
Telecommunication Services	5.6%
Utilities	2.2%

*	Percent of equity portion of Master International Index Series

Top Ten Holdings

% of Net Assets*
Nestle S.A.	1.9%
HSBC Holding plc	1.7%
Novartis AG	1.3%
Roche Holding AG	1.3%
BP plc	1.2%
Royal Dutch Shell plc (Class A)	1.2%
Toyota Motor Corp.	1.2%
BHP Billiton Ltd.	1.1%
Vodafone Group plc	1.1%
Sanofi S.A.	1.0%

*	Percent of net assets of Master International Index Series

Country Allocation

% of Equities*
United Kingdom	23.4%
Japan	19.8%
France	9.5%
Australia	8.9%
Germany	8.7%
Switzerland	8.5%
Hong Kong	3.1%
Sweden	3.1%
Spain	3.0%
Netherlands	2.5%
Italy	2.2%
Singapore	1.8%
Belgium	1.2%
Denmark	1.1%
Norway	0.9%
Finland	0.8%
Israel	0.5%
Austria	0.3%
Ireland	0.3%
Portugal	0.2%
New Zealand	0.1%
Greece	0.1%

*	Percent of equity portion of Master International Index Series

9

American Beacon FundsSM

Fund Expenses

December 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” row to estimate the expenses you paid on your account during this period. Shareholders that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Actual

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 7/1/12	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,058.52	$1,070.66	$1,143.19	Ending Account Value 12/31/12	$1,055.66
Expenses Paid During Period* 7/1/12 - 12/31/12	$0.83	$1.15	$0.75	Expenses Paid During Period* 7/1/12 - 12/31/12	$3.31
Annualized Expense Ratio	0.16%	0.22%	0.14%	Annualized Expense Ratio	0.64%

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Expenses Paid During Period” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Hypothetical

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 7/1/12	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,024.33	$1,024.03	$1,024.43	Ending Account Value 12/31/12	$1,021.92
Expenses Paid During Period* 7/1/12 - 12/31/12	$0.81	$1.12	$0.71	Expenses Paid During Period* 7/1/12 - 12/31/12	$3.25
Annualized Expense Ratio	0.16%	0.22%	0.14%	Annualized Expense Ratio	0.64%

*	Expenses are equal to each Fund’s annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon International Equity Index Fund, American Beacon S&P 500 Index Fund, and American Beacon Small Cap Index Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2013

11

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2012 (in thousands, except share and per share amounts)

	S&P 500 Index Fund	Small Cap Index Fund		International Equity Index Fund
Assets:
Investment in Portfolio, at fair value	$664,993		$184,690		$466,957
Receivable for fund shares sold	3,046		1,982		14,586
Prepaid expenses	13		22		12

Total assets	668,052		186,694		481,555

Liabilities:
Payable for fund shares redeemed	341		1		578
Administrative service and service fees payable	34		7		10
Printing fees payable	23		10		—
Professional fees payable	12		13		8
Sub-administration fees payable	—		—		54
Transfer agent fees payable	7		1		3
Trustee fees payable	1		—		1
Other liabilities	3		2		1

Total liabilities	421		34		655

Net Assets	$667,631		$186,660		$480,900

Analysis of Net Assets:
Paid-in-capital (distribution in excess)	602,266		199,054		530,570
Undistributed net investment income	272		(10)		(236)
Accumulated net realized gain (loss)	(57,447)		(13,570)		(79,584)
Unrealized net appreciation of investments, foreign currency contracts, and futures contracts	122,540		1,186		30,150

Net assets	$667,631		$186,660		$480,900

Shares outstanding at no par value (unlimited shares outstanding):
Institutional Class	33,568,573		13,802,376		49,820,273

Investor Class	946,885		N/A		N/A

Net assets (not in thousands):
Institutional Class	$649,456,946		$186,659,625		$480,899,993

Investor Class	$18,174,157	$	N/A	$	N/A

Net asset value, offering and redemption price per share:
Institutional Class	$19 .35		$13 .52		$9 .65

Investor Class	$19 .19	$	N/A	$	N/A

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

12

American Beacon FundsSM

Statements of Operations

For the Year ended December 31, 2012 (in thousands)

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Investment Income (expense) Allocated From Portfolio:
Dividend income (net of foreign taxes)A	$12,813	$2,519	$12,504
Interest income	18	6	8
Securities lending income	—	167	—
Portfolio expenses (net of fees waived)B	(247)	(83)	(179)
Other income	—	—	22

Net investment income allocated from Portfolio	12,584	2,609	12,355

Fund Expenses:
Administrative service fees (Note 2):
Institutional Class	265	55	181
Investor Class	45	—	—
Sub-administrative service fees (Note 2):
Institutional Class	—	8	125
Transfer agent fees:
Institutional Class	22	6	20
Investor Class	6	—	—
Custody and accounting fees	13	12	12
Professional fees	45	22	29
Registration fees	29	3	9
Service fees - Investor Class (Note 2)	45	—	—
Printing expense	119	30	67
Trustee fees	43	9	25
Insurance expense	9	1	7
Other expenses	13	3	21

Total fund expenses	654	149	496

Net investment income	11,930	2,460	11,859

Realized and unrealized gain (loss) allocated from Master Portfolio
Net realized gain (loss) from:
Investments	14,314	703	(30,850)
Foreign currency transactions	—	—	(208)
Futures contracts	1,500	(215)	774
Change in net unrealized appreciation or (depreciation) of:
Investments	44,434	5,764	83,176
Futures contracts	(208)	2	(138)

Net gain on investments	60,040	6,254	52,754

Net increase in net assets resulting from operations	$71,970	$8,714	$64,613

A Foreign taxes	$31	$3	$957
B Fees waived by Master Portfolio	$—	$28	$41

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

13

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

					International Equity
	S&P 500 Index Fund		Small Cap Index Fund		Index Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$11,930	$7,865	$2,460	$726	$11,859	$10,828
Net realized gain (loss) from investments, foreign currency contracts, and futures contracts	15,814	15,729	488	2,850	(30,284)	(9,458)
Change in net unrealized appreciation or (depreciation) of investments and futures contracts	44,226	(14,878)	5,766	(4,317)	83,038	(43,917)

Net increase (decrease) in net assets resulting from operations	71,970	8,716	8,714	(741)	64,613	(42,547)

Distributions to Shareholders:
Net investment income:
Institutional Class	(11,794)	(7,679)	(3,779)	(729)	(11,845)	(10,886)
Investor Class	(187)	(289)	—	—	—	—
Net realized gain from investments:
Institutional Class	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—
Tax return of capital:
Institutional Class	—	(54)	—	(15)	—	—
Investor Class	—	(2)	—	—	—	—

Total distributions to shareholders	(11,981)	(8,024)	(3,779)	(744)	(11,845)	(10,886)

Capital Share Transactions:
Proceeds from sales of shares	255,212	214,771	302,080	16,709	180,675	111,683
Reinvestment of dividends and distributions	11,887	8,012	3,779	744	11,691	10,886
Cost of shares redeemed	(97,948)	(184,283)	(167,291)	(65,949)	(85,826)	(73,599)

Net increase (decrease) in net assets from capital share transactions	169,151	38,500	138,568	(48,496)	106,540	48,970

Net increase (decrease) in net assets	229,140	39,192	143,503	(49,981)	159,308	(4,463)

Net Assets:
Beginning of period	438,491	399,299	43,157	93,138	321,592	326,055

End of Period *	$667,631	$438,491	$186,660	$43,157	$480,900	$321,592

*Includes undistributed net investment income (loss) of	$272	$151	$(10)	$(3)	$(236)	$11

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

14

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of twenty-four Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund (closed to new investors), and the American Beacon International Equity Index Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a “Portfolio” and collectively the “Portfolios”) are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund’s proportionate interest in the net assets of the corresponding Portfolio.

American Beacon:	Portfolios:	% of Portfolio Held by Fund at December 31, 2012
S&P 500 Index Fund	State Street Equity 500 Index Portfolio	32.50%
Small Cap Index Fund	Master Small Cap Index Series	32.09%
International Equity Index Fund	Master International Index Series	63.44%

The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of the significant accounting policies followed by the Funds.

Class Disclosure

The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Investor Class	General public and investors investing through an intermediary

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, and service fees, and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for the interim period July 1, 2012 to December 31, 2012.

15

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Funds did not hold any Level 3 investments as of December 31, 2012, the financial statements were not affected.

2. Transactions with Affiliates

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and 0.25% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives up to 0.375% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Sub-administration Agreement

The Trust, the Manager and BlackRock Advisors, LLC (“BlackRock”) entered into a Sub-administration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

3. Security Valuation and Fair Value Measurements

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ policy is to value its financial instruments in the Portfolios at fair value based on the Fund’s apportionate interest in the net assets of the Portfolios. Valuation of securities held by the Portfolios is discussed in the accompanying Notes to the Financial Statements of the respective Portfolios attached.

Investment Income

Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

16

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

Dividends to Shareholders

Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Valuation of Shares

The price per share is calculated on each day on which shares are offered for sale. NAV per share is computed by dividing the value of each Fund’s total assets (which includes the value of the Fund’s investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

17

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

The tax character of distributions paid were as follows (in thousands):

	S&P 500 Index Fund		Small Cap Index Fund		International Equity Index Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income
Institutional Class	$11,794	$7,679	$3,779	$729	$11,845	$10,886
Investor Class	187	289	—	—	—	—
Return of Capital
Institutional Class	—	54	—	15	—	—
Investor Class	—	2	—	—	—	—

Total paid distributions	$11,981	$8,024	$3,779	$744	$11,845	$10,886

As of December 31, 2012, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	S&P 500 Index Fund	Small Cap Index Fund	Int’l Equity Index Fund
Cost basis of investments for federal income tax purposes	$561,168	$185,741	$445,012

Unrealized appreciation	129,383	2,085	34,821
Unrealized depreciation	(25,558)	(3,136)	(12,876)

Net unrealized appreciation or (depreciation)	103,825	(1,051)	21,945

Undistributed ordinary income	—	—	908
Capital and other accumulated losses	(36,317)	(11,251)	(71,871)
Other temporary differences	(2,143)	(92)	(652)

Distributable earnings or (deficits)	$65,365	$(12,394)	$(49,670)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from real estate investment securities, and the realization for tax purposes on unrealized gains (losses) on investments in passive foreign investment companies.

Due to the inherent differences in the recognition of income, expenses and realized gains (losses) under the U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, sales of investments in passive foreign investment companies, partnership transactions, and return of capital distributions that have been reclassified as of December 31, 2012 (in thousands):

	S&P 500 Index Fund	Small Cap Index Fund	Int’l Equity Index Fund
Paid-in-capital	$6,084	$(2,225)	$1,650
Undistributed net investment income	172	1,312	(262)
Accumulated net realized gain(loss)	(6,257)	912	(1,388)
Unrealized appreciation or (depreciation) of investments, futures contracts, and foreign currency	1	1	—

18

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RIC MOD. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of RIC MOD are as follows:

Loss Carryforward Character
Fund	Short term	Long term	Total
S&P 500 Index Fund	$—	$—	$—
Small Cap Index Fund	—	—	—
International Equity Index Fund	1,358	40,074	41,432

Capital losses prior to the provisions of RIC MOD which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, which ever occurs first (in thousands) are as follows:

Fund	2016	2017	2018	Total
S&P 500 Index Fund	$3,294	28,055	$4,955	$36,304
Small Cap Index Fund	—	—	2,620	2,620
International Equity Index Fund	9,746	13,890	5,259	28,895

The S&P 500 Index and Small Cap Index Funds utilized $9,090 and $11,230, respectively, of net capital loss carryforwards for the year ended December 31, 2012 (in thousands).

Net capital and late year losses incurred after October 31, 2012 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended December 31, 2012, the S&P 500 Index Fund deferred $2,142 of short-term capital loss, the Small Cap Index Fund deferred $8,631 of long-term capital loss, and the International Equity Index Fund deferred $85 of late year losses and $2,214 of long-term capital losses to January 1, 2013 (in thousands).

19

American Beacon FundsSM

Notes to Financial Statements

December 31, 2012

5. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Year ended December 31, 2012

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	13,072	$247,772	404	$7,440
Reinvestment of dividends	606	11,707	10	180
Shares redeemed	(4,882)	(90,024)	(428)	(7,924)

Net increase (decrease) in shares outstanding	8,796	$169,455	(14)	$(304)

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	22,782	$302,080
Reinvestment of dividends	278	3,779
Shares redeemed	(12,896)	(167,291)

Net increase in shares outstanding	10,164	$138,568

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	19,602	$180,675
Reinvestment of dividends	1,206	11,691
Shares redeemed	(9,455)	(85,826)

Net increase in shares outstanding	11,353	$106,540

For the Year ended December 31, 2011

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	12,416	$209,438	313	$5,333
Reinvestment of dividends	456	7,732	17	280
Shares redeemed	(10,452)	(177,155)	(418)	(7,128)

Net increase (decrease) in shares outstanding	2,420	$40,015	(88)	$(1,515)

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	1,307	$16,709
Reinvestment of dividends	62	744
Shares redeemed	(5,101)	(65,949)

Net (decrease) in shares outstanding	(3,732)	$(48,496)

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	11,684	$111,683
Reinvestment of dividends	1,312	10,886
Shares redeemed	(7,570)	(73,599)

Net increase in shares outstanding	5,426	$48,970

20

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21

American Beacon S&P 500 Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$17 .05	$17 .07		$15 .15	$12 .21	$19 .85

Income from investment operations:
Net investment income:A	0 .39	0 .34		0 .29	0 .30	0 .35
Net gain (loss) from investments (both realized and unrealized)	2 .31	0 .02		1 .95	2 .91	(7 .64)

Total income (loss) from investment operations	2 .70	0 .32		2 .24	3 .21	(7 .29)

Less distributions:
Dividends from net investment income	(0 .40)	(0 .34)		(0 .32)	(0 .27)	(0 .35)
Tax return of capital	—	(0 .00	)CD	—	—	—

Total distributions	(0 .40)	(0 .34)		(0 .32)	(0 .27)	(0 .35)

Net asset value, end of period	$19 .35	$17 .05		$17 .07	$15 .15	$12 .21

Total return B	15.87%	1.92%		14.96%	26.70%	(37.08)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$649,457	$422,337		$381,592	$316,975	$224,583
Ratios to average net assets:A
Net investment income	2.19%	1.95%		1.90%	2.39%	2.23%
Expenses, including expenses allocated from the master portfolio	0.15%	0.16%		0.13%	0.15%	0.13%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
B

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.
D	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

22

American Beacon S&P 500 Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class
Year Ended December 31,
2012	2011		2010	2009	2008
$16.82	$16.88		$15.00	$12.06	$19.60

0.31	0.22		0.15	0.33	0.33
2.25	0.02		1.99	2.80	(7.60)

2.56	0.24		2.14	3.13	(7.27)

(0.19)	(0.30)		(0.26)	(0.19)	(0.27)
—	(0.00	)CD	—	—	—

(0.19)	(0.30)		(0.26)	(0.19)	(0.27)

$19.19	$16.82		$16.88	$15.00	$12.06

15.25%	1.44%		14.43%	26.26%	(37.35)%

$18,174	$16,154		$17,707	$22,261	$12,915
1.67%	1.44%		1.42%	2.01%	1.73%
0.63%	0.64%		0.60%	0.60%	0.62%

23

American Beacon Small Cap Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$11 .86		$12 .64		$10 .06		$8 .00		$13 .51

Income from investment operations:
Net investment incomeA	0 .21		0 .19		0 .13		0 .10		0 .18
Net gain (loss) from investments and futures transactions (both realized and unrealized)	1 .73		(0 .76)		2 .59		2 .08		(4 .78)

Total income (loss) from investment operations	1 .94		(0 .57)		2 .72		2 .18		(4 .60)

Less distributions:
Dividends from net investment income	(0 .18)		(0 .21)		(0 .13)		(0 .11)		(0 .17)
Distributions from net realized gains on investments	—		—		—		—		(0 .61)
Tax return of capital	(0.10	)B	(0.00	)BD	(0 .01	)B	(0 .01	)B	(0 .13	)B

Total distributions	(0 .28)		(0 .21)		(0 .14)		(0 .12)		(0 .91)

Net asset value, end of period	$13 .52		$11 .86		$12 .64		$10 .06		$8 .00

Total return C	16.36%		(4.54)%		27.05%		27.21%		(33.58)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$186,660		$43,157		$93,138		$39,958		$31,552
Ratios to average net assets:A
Net investment income	2.23%		1.04%		1.21%		1.18%		1.54%
Expenses, including expenses allocated from the master portfolio	0.21%		0.26%		0.18%		0.23%		0.20%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.
C

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

D	Amount represents less than $0.01 per share.

24

American Beacon International Equity Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8 .36	$9 .87	$9 .38	$7 .46	$13 .37

Income from investment operations:
Net investment incomeA	0 .25	0 .29	0 .22	0 .21	0 .39
Net gain (loss) from investments, foreign currency and futures transactions (both realized and unrealized)	1 .29	(1 .51)	0 .49	1 .93	(6 .00)

Total income (loss) from investment operations	1 .54	(1 .22)	0 .71	2 .14	(5 .61)

Less distributions:
Dividends from net investment income	(0 .25)	(0 .29)	(0 .22)	(0 .22)	(0 .30)
Tax return of capital	—	—	—	—	—

Total distributions	(0 .25)	(0 .29)	(0 .22)	(0 .22)	(0 .30)

Net asset value, end of period	$9 .65	$8 .36	$9 .87	$9 .38	$7 .46

Total return B	18.42%	(12.29)%	7.57%	28.72%	(41.85)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$480,900	$321,592	$326,055	$280,110	$185,860
Ratios to average net assets:A
Net investment income	3.28%	3.26%	2.66%	2.66%	3.58%
Expenses, including expenses allocated from the master portfolio	0.19%	0.24%	0.21%	0.23%	0.19%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.
B

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

25

American Beacon FundsSM

Privacy Policy and Federal Tax Information

December 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds are required to be provided to shareholders upon the distribution of the Funds’ income for the taxable year ended December 31, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2012.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Corporate Dividends Received Deduction	97.84%	80.72%	0.00%
Qualified Dividend Income	100.00%	75.02%	100.00%

Shareholders will receive notification in January 2013 of the applicable tax information necessary to prepare their 2012 income tax returns.

26

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES

Term Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (54)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, (2003-2011), AMR Corp. and American Airlines; Inc.; Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-Present).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-2012); Trustee, American Beacon Master Trust (2004-Present).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008	Chairman Emeribus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

27

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (67)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (72)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS

Term One Year

Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary, American Beacon Advisors, Inc. (2008-Present), Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary, Lighthouse Holdings Parent, Inc. (2008-Present)

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (46)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management(2009-2011) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (42)	VP Since 2011	Vice President, Marketing & Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present); Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (49)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

28

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-Present), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President (2004-2010), OppenheimerFunds, Inc.

Sonia L. Bates (56)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005 - 2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.

29

State Street Equity 500 Index Portfolio

Portfolio of Investments

December 31, 2012

	Shares	Market Value (000)
COMMON STOCKS – 98.5%
Consumer Discretionary – 12.0%
Abercrombie & Fitch Co. Class A	13,046	$626
Amazon.com, Inc.(a)	57,092	14,338
Apollo Group, Inc. Class A(a)	18,029	377
AutoNation, Inc.(a)	6,363	253
AutoZone, Inc.(a)	5,964	2,114
Bed Bath & Beyond, Inc.(a)	36,545	2,043
Best Buy Co., Inc.	42,119	499
Big Lots, Inc.(a)	9,227	263
BorgWarner, Inc.(a)	18,500	1,325
Cablevision Systems Corp.	35,600	532
CarMax, Inc.(a)	37,200	1,396
Carnival Corp.	70,650	2,598
CBS Corp. Class B	95,403	3,630
Chipotle Mexican Grill, Inc.(a)	5,100	1,517
Coach, Inc.	44,828	2,488
Comcast Corp. Class A	420,748	15,728
D.R. Horton, Inc.	46,076	911
Darden Restaurants, Inc.	20,588	928
Delphi Automotive PLC(a)	45,500	1,740
DIRECTV(a)	94,977	4,764
Discovery Communications, Inc. Class A(a)	39,900	2,533
Dollar General Corp.(a)	42,500	1,874
Dollar Tree, Inc.(a)	36,600	1,485
eBay, Inc.(a)	182,503	9,311
Expedia, Inc.	14,357	882
Family Dollar Stores, Inc.	15,558	987
Ford Motor Co.	604,598	7,830
Fossil, Inc.(a)	8,800	819
GameStop Corp. Class A	19,500	489
Gannett Co., Inc.	39,574	713
Gap, Inc.	44,198	1,372
Garmin Ltd.	17,300	706
Genuine Parts Co.	25,209	1,603
Goodyear Tire & Rubber Co.(a)	34,957	483
H&R Block, Inc.	47,115	875
Harley-Davidson, Inc.	35,801	1,749
Harman International Industries, Inc.	12,021	537
Hasbro, Inc.	17,825	640
Home Depot, Inc.	236,712	14,641
Host Hotels & Resorts, Inc.	118,721	1,860
International Game Technology	39,819	564
Interpublic Group of Cos., Inc.	71,894	792
JC Penney Co., Inc.	21,810	430
Johnson Controls, Inc.	109,586	3,364
Kohl’s Corp.	34,533	1,484
Lennar Corp. Class A	25,931	1,003
Limited Brands, Inc.	38,167	1,796
Lowe’s Cos., Inc.	180,762	6,421
Macy’s, Inc.	61,423	2,397
Marriott International, Inc. Class A	39,050	1,455
Mattel, Inc.	53,776	1,969
McDonald’s Corp.	160,325	14,142
McGraw-Hill Cos., Inc.	45,766	2,502
NetFlix, Inc.(a)	7,700	714
Newell Rubbermaid, Inc.	47,893	1,067
News Corp. Class A	320,809	8,193
NIKE, Inc. Class B	116,504	6,012

	Shares	Market Value (000)
Nordstrom, Inc.	23,633	$1,264
O’Reilly Automotive, Inc.(a)	19,400	1,735
Omnicom Group, Inc.	43,541	2,175
PetSmart, Inc.	17,300	1,182
Priceline.com, Inc.(a)	7,990	4,963
PulteGroup, Inc.(a)	54,705	993
Ralph Lauren Corp.	9,515	1,426
Ross Stores, Inc.	35,900	1,944
Scripps Networks Interactive, Inc. Class A	12,035	697
Snap-on, Inc.	9,212	728
Stanley Black & Decker, Inc.	27,007	1,998
Staples, Inc.	110,033	1,254
Starbucks Corp.	120,461	6,459
Starwood Hotels & Resorts Worldwide, Inc.	31,247	1,792
Target Corp.	104,216	6,166
Tiffany & Co.	19,880	1,140
Time Warner Cable, Inc.	48,471	4,711
Time Warner, Inc.	151,091	7,227
TJX Cos., Inc.	117,212	4,976
TripAdvisor, Inc.(a)	16,857	707
Urban Outfitters, Inc.(a)	18,300	720
V.F. Corp.	14,393	2,173
Viacom, Inc. Class B	72,422	3,820
Walt Disney Co.	283,245	14,103
Washington Post Co. Class B	660	241
Whirlpool Corp.	12,661	1,288
Wyndham Worldwide Corp.	22,699	1,208
Wynn Resorts, Ltd.	12,700	1,429
Yum! Brands, Inc.	73,292	4,867

		247,150

Consumer Staples – 10.4%
Altria Group, Inc.	320,199	10,061
Archer-Daniels-Midland Co.	107,324	2,940
Avon Products, Inc.	67,660	972
Beam, Inc.	25,045	1,530
Brown-Forman Corp. Class B	23,482	1,485
Campbell Soup Co.	28,865	1,007
Clorox Co.	20,543	1,504
Coca-Cola Co.	610,822	22,142
Coca-Cola Enterprises, Inc.	40,801	1,295
Colgate-Palmolive Co.	71,401	7,464
ConAgra Foods, Inc.	65,375	1,929
Constellation Brands, Inc. Class A(a)	23,026	815
Costco Wholesale Corp.	68,589	6,775
CVS Caremark Corp.	199,532	9,647
Dean Foods Co.(a)	31,858	526
Dr Pepper Snapple Group, Inc.	34,100	1,507
Estee Lauder Cos., Inc. Class A	38,504	2,305
General Mills, Inc.	103,664	4,189
H.J. Heinz Co.	52,069	3,003
Hormel Foods Corp.	21,200	662
Kellogg Co.	39,035	2,180
Kimberly-Clark Corp.	63,300	5,344
Kraft Foods Group, Inc.	94,769	4,309
Kroger Co.	77,576	2,019
Lorillard, Inc.	20,461	2,387
McCormick & Co., Inc.	20,753	1,318

See Notes to Financial Statements.

30

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2012

	Shares	Market Value (000)
COMMON STOCKS – (continued)
Consumer Staples – (continued)
Molson Coors Brewing Co. Class B	25,162	$1,077
Mondelez International, Inc. Class A	284,309	7,241
Monster Beverage Corp.(a)	24,300	1,285
PepsiCo, Inc.	247,554	16,940
Philip Morris International, Inc.	265,999	22,248
Procter & Gamble Co.	433,619	29,438
Reynolds American, Inc.	52,074	2,157
Safeway, Inc.	37,164	672
Sysco Corp.	93,209	2,951
The Hershey Co.	23,482	1,696
The J.M. Smucker Co.	18,060	1,558
Tyson Foods, Inc. Class A	44,235	858
Wal-Mart Stores, Inc.	267,402	18,245
Walgreen Co.	137,218	5,078
Whole Foods Market, Inc.	27,533	2,515

		213,274

Energy – 10.8%
Anadarko Petroleum Corp.	79,126	5,880
Apache Corp.	62,125	4,877
Baker Hughes, Inc.	69,973	2,858
Cabot Oil & Gas Corp.	32,600	1,622
Cameron International Corp.(a)	38,500	2,174
Chesapeake Energy Corp.	83,182	1,382
Chevron Corp.(b)	311,046	33,636
ConocoPhillips	191,330	11,095
Consol Energy, Inc.	34,973	1,123
Denbury Resources, Inc.(a)	61,500	996
Devon Energy Corp.	60,151	3,130
Diamond Offshore Drilling, Inc.	11,500	782
Ensco PLC Class A	36,500	2,164
EOG Resources, Inc.	42,717	5,160
EQT Corp.	23,300	1,374
ExxonMobil Corp.(b)	723,747	62,640
FMC Technologies, Inc.(a)	38,600	1,653
Halliburton Co.	148,634	5,156
Helmerich & Payne, Inc.	16,300	913
Hess Corp.	47,801	2,532
Kinder Morgan, Inc.	101,326	3,580
Marathon Oil Corp.	111,777	3,427
Marathon Petroleum Corp.	54,288	3,420
Murphy Oil Corp.	27,441	1,634
Nabors Industries, Ltd.(a)	48,204	697
National Oilwell Varco, Inc.	67,757	4,631
Newfield Exploration Co.(a)	20,600	552
Noble Corp.	39,400	1,372
Noble Energy, Inc.	27,910	2,840
Occidental Petroleum Corp.	127,044	9,733
Peabody Energy Corp.	44,124	1,174
Phillips 66	99,165	5,266
Pioneer Natural Resources Co.	19,400	2,068
QEP Resources, Inc.	27,068	819
Range Resources Corp.	25,500	1,602
Rowan Cos. PLC Class A(a)	19,620	614
Schlumberger, Ltd.	209,558	14,520
Southwestern Energy Co.(a)	54,600	1,824
Spectra Energy Corp.	104,398	2,858
Tesoro Corp.	23,165	1,020

	Shares	Market Value (000)
Valero Energy Corp.	87,909	$2,999
Williams Cos., Inc.	105,468	3,453
WPX Energy, Inc.(a)	30,856	459

		221,709

Financials – 16.3%
ACE, Ltd.	52,700	4,205
AFLAC, Inc.	73,990	3,930
Allstate Corp.	76,406	3,069
American Express Co.	156,564	8,999
American International Group, Inc.(a)	234,433	8,276
American Tower Corp. REIT	62,800	4,853
Ameriprise Financial, Inc.	34,007	2,130
Aon PLC	51,247	2,849
Apartment Investment & Management Co. Class A	22,952	621
Assurant, Inc.	14,131	490
AvalonBay Communities, Inc.	17,798	2,413
Bank of America Corp.	1,714,371	19,887
BB&T Corp.	111,970	3,259
Berkshire Hathaway, Inc. Class B(a)	289,503	25,968
BlackRock, Inc.	20,434	4,224
Boston Properties, Inc.	23,867	2,525
Capital One Financial Corp.	92,963	5,385
CBRE Group, Inc.(a)	49,575	987
Charles Schwab Corp.	175,293	2,517
Chubb Corp.	43,175	3,252
Cincinnati Financial Corp.	20,814	815
Citigroup, Inc.	463,320	18,329
CME Group, Inc.	48,955	2,483
Comerica, Inc.	32,144	975
DDR Corp. REIT	1,532	24
Discover Financial Services	83,105	3,204
E*Trade Financial Corp.(a)	35,531	318
Equity Residential	51,157	2,899
Fifth Third Bancorp	147,916	2,247
First Horizon National Corp.	43,755	434
Franklin Resources, Inc.	22,380	2,813
Genworth Financial, Inc. Class A(a)	72,151	542
Goldman Sachs Group, Inc.	70,534	8,997
Hartford Financial Services Group, Inc.	70,197	1,575
HCP, Inc.	73,400	3,316
Health Care REIT, Inc.	40,700	2,495
Hudson City Bancorp, Inc.	76,692	624
Huntington Bancshares, Inc.	141,956	907
IntercontinentalExchange, Inc.(a)	11,980	1,483
Invesco, Ltd.	72,200	1,884
J.P. Morgan Chase & Co.	604,015	26,559
KeyCorp	148,675	1,252
Kimco Realty Corp.	62,669	1,211
Legg Mason, Inc.	18,042	464
Leucadia National Corp.	29,736	707
Lincoln National Corp.	46,592	1,207
Loews Corp.	51,131	2,084
M&T Bank Corp.	18,737	1,845
Marsh & McLennan Cos., Inc.	88,553	3,052
Mastercard, Inc. Class A	16,800	8,254
MetLife, Inc.	168,196	5,540
Moody’s Corp.	30,266	1,523

See Notes to Financial Statements.

31

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2012

	Shares	Market Value (000)
COMMON STOCKS – (continued)
Financials – (continued)
Morgan Stanley	221,530	$4,236
NASDAQ OMX Group, Inc.	18,400	460
Northern Trust Corp.	32,506	1,631
NYSE Euronext	40,200	1,268
Paychex, Inc.	50,738	1,580
People’s United Financial, Inc.	57,000	689
PNC Financial Services Group, Inc.	84,717	4,940
Principal Financial Group, Inc.	39,991	1,141
Progressive Corp.	84,501	1,783
ProLogis, Inc.	72,299	2,638
Prudential Financial, Inc.	74,339	3,965
Public Storage, Inc.	23,087	3,347
Regions Financial Corp.	218,789	1,558
Simon Property Group, Inc.	48,815	7,717
SLM Corp.	77,454	1,327
State Street Corp.(c)	72,725	3,419
SunTrust Banks, Inc.	86,518	2,453
T. Rowe Price Group, Inc.	40,075	2,610
The Bank of New York Mellon Corp.	188,685	4,849
Torchmark Corp.	14,931	771
Total System Services, Inc.	26,575	569
Travelers Cos., Inc.	61,604	4,424
U.S. Bancorp	300,952	9,612
Unum Group	46,829	975
Ventas, Inc.	47,300	3,061
Visa, Inc. Class A	82,400	12,490
Vornado Realty Trust	25,514	2,043
Wells Fargo & Co.	775,449	26,505
Western Union Co.	98,485	1,340
XL Group PLC	50,268	1,260
Zions Bancorp.	30,453	652

		335,214

Health Care – 11.6%
Abbott Laboratories	251,206	16,454
Aetna, Inc.	54,750	2,535
Alexion Pharmaceuticals, Inc.(a)	30,400	2,852
Allergan, Inc.	49,192	4,512
AmerisourceBergen Corp.	34,986	1,511
Amgen, Inc.	121,445	10,483
Baxter International, Inc.	87,561	5,837
Becton Dickinson and Co.	31,997	2,502
Biogen Idec, Inc.(a)	37,731	5,534
Boston Scientific Corp.(a)	219,034	1,255
Bristol-Myers Squibb Co.	263,016	8,572
C.R. Bard, Inc.	11,997	1,173
Cardinal Health, Inc.	53,957	2,222
CareFusion Corp.(a)	33,878	968
Celgene Corp.(a)	67,118	5,284
Cerner Corp.(a)	23,000	1,786
CIGNA Corp.	45,996	2,459
Coventry Health Care, Inc.	21,903	982
Covidien PLC	76,800	4,434
DaVita, Inc.(a)	12,300	1,359
Dentsply International, Inc.	23,300	923
Edwards Lifesciences Corp.(a)	19,000	1,713
Eli Lilly & Co.	159,675	7,875
Express Scripts Holding Co.(a)	129,914	7,015

	Shares	Market Value (000)
Forest Laboratories, Inc.(a)	37,402	$1,321
Gilead Sciences, Inc.(a)	120,999	8,887
Hospira, Inc.(a)	25,303	790
Humana, Inc.	26,207	1,799
Intuitive Surgical, Inc.(a)	6,300	3,089
Johnson & Johnson	439,549	30,812
Laboratory Corp. of America Holdings(a)	15,422	1,336
Life Technologies Corp.(a)	27,887	1,369
McKesson Corp.	37,255	3,612
Mead Johnson Nutrition Co.	32,618	2,149
Medtronic, Inc.	159,778	6,554
Merck & Co., Inc.	480,370	19,666
Mylan, Inc.(a)	63,209	1,737
Patterson Cos., Inc.	12,894	441
Perrigo Co.	14,400	1,498
Pfizer, Inc.	1,167,611	29,284
Quest Diagnostics, Inc.	25,600	1,492
St. Jude Medical, Inc.	50,326	1,819
Stryker Corp.	46,289	2,538
Tenet Healthcare Corp.(a)	18,342	596
UnitedHealth Group, Inc.	161,796	8,776
Varian Medical Systems, Inc.(a)	18,060	1,269
Watson Pharmaceuticals, Inc.(a)	20,946	1,801
WellPoint, Inc.	47,738	2,908
Zimmer Holdings, Inc.	28,252	1,883

		237,666

Industrials – 10.1%
3M Co.	99,672	9,255
ADT Corp.	36,250	1,685
Amphenol Corp. Class A	26,100	1,689
Avery Dennison Corp.	15,388	537
Boeing Co.	105,888	7,980
Caterpillar, Inc.	103,679	9,288
CH Robinson Worldwide, Inc.	25,861	1,635
Cintas Corp.	17,588	719
CSX Corp.	168,914	3,333
Cummins, Inc.	28,358	3,073
Danaher Corp.	93,572	5,231
Deere & Co.	62,737	5,422
Dover Corp.	29,995	1,971
Eaton Corp. PLC	71,424	3,871
Emerson Electric Co.	115,548	6,119
Equifax, Inc.	19,983	1,081
Expeditors International Washington, Inc.	34,020	1,345
Fastenal Co.	40,300	1,882
FedEx Corp.	46,800	4,293
First Solar, Inc.(a)	8,070	249
Flir Systems, Inc.	23,500	524
Flowserve Corp.	8,400	1,233
Fluor Corp.	26,960	1,584
Fortune Brands Home & Security, Inc.(a)	1,145	33
General Dynamics Corp.	53,161	3,682
General Electric Co.	1,663,433	34,915
Honeywell International, Inc.	122,081	7,748
Illinois Tool Works, Inc.	69,071	4,200
Ingersoll-Rand PLC	43,300	2,077

See Notes to Financial Statements.

32

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2012

	Shares	Market Value (000)
COMMON STOCKS – (continued)
Industrials – (continued)
Iron Mountain, Inc.	24,010	$746
Jacobs Engineering Group, Inc.(a)	20,400	868
Joy Global, Inc.	17,200	1,097
L-3 Communications Holdings, Inc.	15,703	1,203
Leggett & Platt, Inc.	20,398	555
Lockheed Martin Corp.	43,152	3,983
Masco Corp.	57,123	952
Norfolk Southern Corp.	50,855	3,145
Northrop Grumman Corp.	39,511	2,670
PACCAR, Inc.	56,774	2,567
Pall Corp.	18,609	1,121
Parker Hannifin Corp.	23,903	2,033
Pentair, Ltd.	33,495	1,646
Pitney Bowes, Inc.	29,727	316
Precision Castparts Corp.	23,007	4,358
Quanta Services, Inc.(a)	35,000	955
Raytheon Co.	52,982	3,050
Republic Services, Inc.	50,103	1,470
Robert Half International, Inc.	23,540	749
Rockwell Automation, Inc.	22,505	1,890
Rockwell Collins, Inc.	22,531	1,311
Roper Industries, Inc.	16,100	1,795
Ryder System, Inc.	7,921	395
Southwest Airlines Co.	114,186	1,169
Stericycle, Inc.(a)	14,100	1,315
Textron, Inc.	44,839	1,112
Thermo Fisher Scientific, Inc.	58,124	3,707
Tyco International, Ltd.	72,500	2,121
Union Pacific Corp.	74,268	9,337
United Parcel Service, Inc. Class B	112,546	8,298
United Technologies Corp.	132,078	10,832
W.W. Grainger, Inc.	9,669	1,957
Waste Management, Inc.	68,239	2,302
Xylem, Inc.	28,692	778

		208,457

Information Technology – 17.2%
Accenture PLC Class A	101,500	6,750
Adobe Systems, Inc.(a)	77,957	2,937
Advanced Micro Devices, Inc.(a)	84,086	202
Agilent Technologies, Inc.	54,968	2,250
Akamai Technologies, Inc.(a)	27,324	1,118
Altera Corp.	50,554	1,741
Analog Devices, Inc.	47,269	1,988
AOL, Inc.(a)(d)	1	—
Apple, Inc.	149,384	79,626
Applied Materials, Inc.	185,707	2,125
Autodesk, Inc.(a)	36,476	1,289
Automatic Data Processing, Inc.	75,317	4,294
BMC Software, Inc.(a)	22,421	889
Broadcom Corp. Class A(a)	82,359	2,735
CA, Inc.	56,999	1,253
Cisco Systems, Inc.	835,919	16,426
Citrix Systems, Inc.(a)	29,667	1,951
Cognizant Technology Solutions Corp. Class A(a)	47,784	3,538
Computer Sciences Corp.	23,144	927
Corning, Inc.	238,976	3,016

	Shares	Market Value (000)
Dell, Inc.	236,250	$2,393
Dun & Bradstreet Corp.	7,100	558
Electronic Arts, Inc.(a)	50,400	732
EMC Corp.(a)	334,284	8,457
F5 Networks, Inc.(a)	12,200	1,185
Fidelity National Information Services, Inc.	41,377	1,440
Fiserv, Inc.(a)	21,052	1,664
Google, Inc. Class A(a)	42,190	29,928
Harris Corp.	18,600	911
Hewlett-Packard Co.	312,916	4,459
Intel Corp.	795,756	16,417
International Business Machines Corp.	168,442	32,265
Intuit, Inc.	42,163	2,509
Jabil Circuit, Inc.	27,551	532
Juniper Networks, Inc.(a)	84,393	1,660
KLA-Tencor Corp.	27,005	1,290
Lam Research Corp.(a)	25,858	934
Linear Technology Corp.	35,263	1,210
LSI Corp.(a)	89,162	631
Microchip Technology, Inc.	29,389	958
Micron Technology, Inc.(a)	160,962	1,022
Microsoft Corp.(b)	1,201,435	32,114
Molex, Inc.	23,205	634
Motorola Solutions, Inc.	45,952	2,559
NetApp, Inc.(a)	57,357	1,924
NVIDIA Corp.	99,956	1,229
Oracle Corp.	595,662	19,848
PerkinElmer, Inc.	19,218	610
QUALCOMM, Inc.	271,011	16,808
Red Hat, Inc.(a)	29,800	1,578
SAIC, Inc.	42,900	486
Salesforce.com, Inc.(a)	20,500	3,446
SanDisk Corp.(a)	38,367	1,671
Seagate Technology PLC	54,800	1,670
Symantec Corp.(a)	109,963	2,068
TE Connectivity, Ltd.	67,300	2,498
Teradata Corp.(a)	27,720	1,716
Teradyne, Inc.(a)	28,149	475
Texas Instruments, Inc.	181,899	5,628
VeriSign, Inc.(a)	24,721	960
Waters Corp.(a)	13,765	1,199
Western Digital Corp.	32,400	1,377
Xerox Corp.	209,101	1,426
Xilinx, Inc.	42,502	1,526
Yahoo!, Inc.(a)	167,019	3,324

		352,984

Materials – 3.7%
Air Products & Chemicals, Inc.	33,209	2,790
Airgas, Inc.	11,600	1,059
Alcoa, Inc.	169,749	1,473
Allegheny Technologies, Inc.	17,228	523
Ball Corp.	25,024	1,120
Bemis Co., Inc.	17,462	584
CF Industries Holdings, Inc.	9,450	1,920
Cliffs Natural Resources, Inc.	22,200	856
Dow Chemical Co.	189,628	6,129
E.I. du Pont de Nemours & Co.	148,112	6,661

See Notes to Financial Statements.

33

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2012

	Shares	Market Value (000)
COMMON STOCKS – (continued)
Materials – (continued)
Eastman Chemical Co.	23,708	$1,613
Ecolab, Inc.	42,166	3,032
FMC Corp.	21,400	1,252
Freeport-McMoRan Copper & Gold, Inc. Class B	152,104	5,202
International Flavors & Fragrances, Inc.	13,031	867
International Paper Co.	71,411	2,845
LyondellBasell Industries NV	59,400	3,391
MeadWestvaco Corp.	26,720	852
Monsanto Co.	85,355	8,079
Mosaic Co.	41,900	2,373
Newmont Mining Corp.	78,406	3,641
Nucor Corp.	49,654	2,144
Owens-Illinois, Inc.(a)	24,000	510
Plum Creek Timber Co., Inc.	25,311	1,123
PPG Industries, Inc.	24,271	3,285
Praxair, Inc.	46,511	5,091
Sealed Air Corp.	28,792	504
Sherwin-Williams Co.	13,696	2,107
Sigma-Aldrich Corp.	19,134	1,408
United States Steel Corp.	21,478	513
Vulcan Materials Co.	21,361	1,112
Weyerhaeuser Co.	87,474	2,433

		76,492

Telecommunication Services – 3.0%
AT&T, Inc.	900,850	30,368
CenturyLink, Inc.	99,565	3,895
Crown Castle International Corp.(a)	46,900	3,384
Frontier Communications Corp.	165,844	710
JDS Uniphase Corp.(a)	32,523	440
MetroPCS Communications, Inc.(a)	52,500	522
Sprint Nextel Corp.(a)	479,365	2,718
Verizon Communications, Inc.	449,166	19,435
Windstream Corp.	99,213	822

		62,294

Utilities – 3.4%
AES Corp.	103,195	1,104
AGL Resources, Inc.	18,100	723
Ameren Corp.	37,560	1,154
American Electric Power Co., Inc.	76,652	3,272
CenterPoint Energy, Inc.	66,311	1,276
CMS Energy Corp.	42,056	1,025
Consolidated Edison, Inc.	47,252	2,624
Dominion Resources, Inc.	90,862	4,707
DTE Energy Co.	27,484	1,650
Duke Energy Corp.	112,783	7,196
Edison International	53,219	2,405
Entergy Corp.	27,698	1,766
Exelon Corp.	136,543	4,061
FirstEnergy Corp.	68,122	2,845
Integrys Energy Group, Inc.	11,616	607
NextEra Energy, Inc.	67,721	4,686
NiSource, Inc.	45,982	1,144
Northeast Utilities	50,060	1,956
NRG Energy, Inc.	49,000	1,127

	Shares	Market Value (000)
Oneok, Inc.	32,200	$1,377
Pepco Holdings, Inc.	34,700	680
PG&E Corp.	66,926	2,689
Pinnacle West Capital Corp.	17,860	910
PPL Corp.	92,275	2,642
Public Service Enterprise Group, Inc.	80,924	2,476
SCANA Corp.	21,000	958
Sempra Energy	35,286	2,503
Southern Co.	139,943	5,991
TECO Energy, Inc.	34,951	586
Wisconsin Energy Corp.	38,100	1,404
Xcel Energy, Inc.	75,951	2,029

		69,573

TOTAL COMMON STOCKS (Cost $1,184,487)		2,024,813

	Par Amount
U.S. GOVERNMENT SECURITIES – 0.1%
U.S. Treasury Bill(b)(e)(f) 0.08% due 01/03/13	$400,000	400
U.S. Treasury Bill(b)(e)(f) 0.09% due 02/07/13	610,000	610
U.S. Treasury Bill(b)(e)(f) 0.01% due 03/07/13	1,150,000	1,150

TOTAL U.S. GOVERNMENT SECURITIES (Cost $2,160)		2,160

	Shares
MONEY MARKET FUND – 1.2%
State Street Institutional Liquid Reserves Fund 0.17%(c)(g)	25,053,183	25,053

TOTAL MONEY MARKET FUND (Cost $25,053)		25,053

TOTAL INVESTMENTS(h) – 99.8% (Cost $1,211,700)		2,052,026
Other Assets in Excess of Liabilities – 0.2%		3,215

NET ASSETS – 100.0%		$2,055,241

(a)	Non-income producing security.

(b)	All or part of this security has been designated as collateral for futures contracts.

(c)	Affiliated issuer. See table that follows for more information.

(d)	Amount is less than $1,000.

(e)	Rate represents annualized yield at date of purchase.

(f)	Value determined based on Level 2 inputs. (Note 2)

(g)	The rate shown is the annualized seven-day yield at period end.

(h)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs. (Note 2)

PLC	= Public Limited Company

REIT	= Real Estate Investment Trust

See Notes to Financial Statements.

34

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2012

Schedule of Futures Contracts	Number of Contracts	Notional Value (000)	Unrealized Appreciation (000)
S&P 500 Financial Futures Contracts (long) Expiration Date 03/2013	399	$28,262	$69

Total unrealized appreciation on open futures contracts purchased			$69

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the year ending December 31, 2012 were as follows:

Security Description	Number of shares held at 12/31/11	Shares purchased for the year ended 12/31/12	Shares sold for the year ended 12/31/12	Number of shares held at 12/31/12	Value at 12/31/12 (000)	Income earned for the year ended 12/31/12 (000)	Realized gain on shares sold (000)
State Street Corp.	79,225	5,700	12,200	72,725	$3,419	$71	$19
State Street Institutional Liquid Reserves Fund	–	262,860,342	237,807,159	25,053,183	25,053	46	–

See Notes to Financial Statements.

35

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities

December 31, 2012

(Amounts in thousands)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,184,257)	$2,023,554
Investments in non-controlled affiliates at market value (identified cost $27,443) (Note 4)	28,472

Total investments at market value (identified cost $1,211,700)	2,052,026
Receivable for investment securities sold	301
Daily variation margin on futures contracts	720
Dividends and interest receivable	2,245

Total assets	2,055,292
Liabilities
Management fees payable (Note 4)	51

Total liabilities	51

Net Assets	$2,055,241

See Notes to Financial Statements.

36

State Street Equity 500 Index Portfolio

Statement of Operations

Year Ended December 31, 2012

(Amounts in thousands)

Investment Income
Dividend income – unaffiliated issuers (net of foreign taxes withheld of $103)	$44,960
Dividend income – non-controlled affiliated issuer	117
Interest	62

Total investment income	45,139

Expenses
Management fees (Note 4)	881

Total expenses	881

Net Investment Income	44,258

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments – unaffiliated issuers	54,491
Investments – non-controlled affiliated issuer	19
Futures contracts	5,272

59,782

Net change in net unrealized appreciation (depreciation) on:
Investments	177,781
Futures contracts	(70)

177,711

Net realized and unrealized gain	237,493

Net Increase in Net Assets Resulting from Operations	$281,751

See Notes to Financial Statements.

37

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

(Amounts in thousands)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$44,258	$38,015
Net realized gain on investments and futures contracts	59,782	68,236
Net change in net unrealized appreciation (depreciation) on investments and futures contracts	177,711	(60,650)

Net increase in net assets from operations	281,751	45,601

Capital Transactions
Contributions	262,982	279,791
Withdrawals	(315,020)	(598,001)

Net decrease in net assets from capital transactions	(52,038)	(318,210)

Net Increase (Decrease) in Net Assets	229,713	(272,609)
Net Assets
Beginning of year	1,825,528	2,098,137

End of year	$2,055,241	$1,825,528

See Notes to Financial Statements.

38

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$2,055,241	$1,825,528	$2,098,137	$1,893,386	$1,522,208
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	2.26%	2.04%	1.99%	2.28%	2.30%
Portfolio turnover rate(a)	9%	15%	12%	19%	14%
Total return(b)	15.97%	2.03%	15.08%	26.50%	(37.02)%

(a)	The portfolio turnover rate excludes in-kind security transactions.

(b)	Results represent past performance and are not indicative of future results.

See Notes to Financial Statements.

39

State Street Equity 500 Index Portfolio

Notes to Financial Statements

December 31, 2012

1. Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises ten investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At December 31, 2012, the following Portfolios were operational: the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation – The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. These provisions apply to fair value measurements that are already required or permitted by other accounting standards and are intended to increase the

40

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2012

consistency of those measurements and apply broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Portfolio’s assets carried at fair value (amounts in thousands):

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
ASSETS: INVESTMENTS:
Common Stocks	$2,024,813	$—	$—	$2,024,813
U.S. Government Securities	—	2,160	—	2,160
Money Market Fund	25,053	—	—	25,053

TOTAL INVESTMENTS	2,049,866	2,160	—	2,052,026
OTHER ASSETS:
Futures contracts	69	—	—	69

TOTAL ASSETS	$2,049,935	$2,160	$—	$2,052,095

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

For the year ended December 31, 2012, there were no transfers between levels.

Securities transactions, investment income and expenses – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statement of Operations.

41

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2012

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Federal income taxes – The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2012, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2012, tax years 2009 through 2012 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2012, the tax cost of investments was $1,211,700,264 on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $877,545,005 and $37,219,452 respectively, resulting in net appreciation of $840,325,553 for all securities as computed on a federal income tax basis.

Futures – The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio

42

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2012

through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2012:

Asset Derivatives(1) (amounts in thousands)

	Equity Contracts Risk	Total
Futures Contracts	$69	$69

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Realized Gain (Loss)(2) (amounts in thousands)

	Equity Contracts Risk	Total
Futures Contracts	$5,272	$5,272

Change in Appreciation (Depreciation)(3) (amounts in thousands)

	Equity Contracts Risk	Total
Futures Contracts	$(70)	$(70)

(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional value of futures contracts outstanding during the year ended December 31, 2012, was $39,836,418.

Use of estimates – The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

Subsequent Events – Management has determined that there are no subsequent events or transactions that would have materially impacted the Portfolio’s financial statements as presented.

3. Securities Transactions

For the year ended December 31, 2012, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $198,682,282 and $173,603,446, respectively.

43

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2012

4. Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2012 is listed in the Portfolio of Investments.

5. Trustees’ Fees

Each Independent Trustee receives for his or her services a $100,000 retainer in addition to $5,000 for each in-person meeting and $1,250 for each telephonic meeting from the Trust. The Chairman receives an additional $30,000 annual retainer and the Audit Committee Chair receives an additional $10,000 annual retainer.

6. Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

7. New Accounting Pronouncement

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

44

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2012

In this reporting period the Trust adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (ASC 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure. The guidance clarified that a reporting entity should disclose quantitative information from the observable inputs used in fair value measurement that is categorized within Level 3 of the fair value hierarchy and also required additional disclosure regarding the valuation processes used by the reporting entity. The guidance was effective for annual reporting periods beginning after December 15, 2011. The Trust adopted this guidance for the fiscal year ended December 31, 2012 and determined that the adoption did not have a material impact on its financial statements. Please see note 2 for additional information.

45

State Street Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and

Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities of State Street Equity 500 Index Portfolio (the “Portfolio”) (one of the portfolios constituting State Street Master Funds), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio, a portfolio of State Street Master Funds, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

46

State Street Equity 500 Index Portfolio

General Information

December 31, 2012 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available without charge, upon request, (i) by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 without charge, upon request, (i) by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 15, 2012 (the “November Meeting” or “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering renewal of the Advisory Agreement at the November Meeting, the Independent Trustees convened a special telephonic meeting on October 18, 2012 (the “Preliminary Meeting”), at which they reviewed renewal materials provided by the Adviser, which they had requested through independent counsel, and discussed the materials with counsel and representatives of the Adviser. In the course of the Preliminary Meeting they requested additional materials from the Adviser and State Street, which were subsequently provided in advance of the November Meeting along with updates of certain of the original materials. At the November Meeting, in deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided in advance of the November Meeting. The Trustees reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and investment policies and with applicable laws and

47

State Street Equity 500 Index Portfolio

General Information — (continued)

December 31, 2012 (Unaudited)

Advisory Agreement Renewal — (continued)

regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.95 trillion in assets under management at August 31, 2012, including over $259 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of a variety of index products are exceptional. As discussed more fully below, they also determined that the advisory fee paid by the Portfolio was fair and reasonable and that the Portfolio’s performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate and had been of good quality.

The Trustees determined, in view of the investment objective of the Portfolio and after review and discussion of the available data and of a memorandum discussing the recent performance of the Portfolio supplied by the Adviser at the Independent Trustees’ request, that the investment performance was acceptable. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that performance of the Portfolio was satisfactory.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. (They noted at the outset that the issue of profitability would not arise with respect to SSGM, also an affiliate of the Adviser, because of the fact that SSGM receives no compensation from the feeder fund and, by implication, the Portfolio.) The Trustees had been provided with data regarding the profitability to the Adviser and State Street with respect to the Portfolio individually, and on an aggregate basis with the other feeder funds and master portfolios overseen by the Trustees (together, the “Funds and Portfolios”), for the year ended June 30, 2012, and for the four prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies appeared reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive, especially in light of the competitive levels of the fees paid to the Adviser and State Street by the Trust. They noted that the levels of profitability had tended to increase in recent periods as a number of the Funds and Portfolios had experienced significant growth, and they determined to reconsider again the profitability of these relationships to the Adviser and State Street at the next year’s renewal meeting.

In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds not managed by the Adviser. The Trustees found that the Portfolio’s advisory fee and total expense ratio

48

State Street Equity 500 Index Portfolio

General Information — (continued)

December 31, 2012 (Unaudited)

Advisory Agreement Renewal — (continued)

were all lower than the average for its Lipper peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee.

In addition, the Trustees considered other advisory fees paid to the Adviser and its affiliate, State Street Global Advisors (“SSgA”). They noted that as a general matter fees paid to the Adviser by other, closely similar mutual funds sponsored by State Street tended to be higher than the fees paid by the Portfolio, with some exceptions, whereas fees paid by mutual funds for which the Adviser acted as sub-adviser and by institutional accounts managed by SSgA tended to be lower than those paid by the Portfolio, again with some exceptions; in considering these fees, the Trustees reviewed and discussed a memorandum prepared by the Adviser discussing the differences between the services provided to the Portfolio by the Adviser and those provided to sub-advised funds and other types of institutional clients. The Trustees determined that, in light of these significant differences, the fees paid by sub-advised funds and other types of clients were of doubtful utility for purposes of comparison with those of the Portfolio, but that to the extent that meaningful comparison was practicable the differences in services satisfactorily accounted for differences in the fees. The Trustees determined that the Adviser’s fee was fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent and with SSGM, a wholly-owned subsidiary of State Street, as principal underwriter for the Trust. They noted, among other things, that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions to obtain third-party (non-proprietary research) services. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fee excessive.

The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Trustees determined that, to the extent that economies of scale were in fact being realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be appropriate to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Trustees decided to approve the continuance of the Advisory Agreement.

49

Trustees and Executive Officers (Unaudited)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

•	business addresses and ages;

•	principal occupations during the past five years; and

•	other directorships of publicly traded companies or funds.

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Independent Trustees
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	20	Trustee, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1937	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999) Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 –2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010).	20	Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA; and Trustee, Florida Stage.

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1948	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 –1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	20	Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1940	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 –1999). Mr. Williams retired in 1999.	20	Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust (2002 – 2007).

*	The “Fund Complex” consists of ten series of the Trust and ten series of State Street Institutional Investment Trust.

50

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Interested Trustee**
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Interested Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSgA Funds Management, Inc. (2005 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); Principal, State Street Global Advisors (2006 – present).	170	Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, The Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

*	The “Fund Complex” consists of ten series of the Trust and ten series of State Street Institutional Investment Trust.

**	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 – 2012); Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Vice President, SSgA Funds Management, Inc. (2008 –present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1964	Treasurer Assistant Treasurer	Term: Indefinite Elected: 11/10 11/08-11/10	Vice President, State Street Bank and Trust Company (2002 – present).*

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 – present).*

Caroline Connolly State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present)

51

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers: (continued)

Jacqueline Angell State Street Bank and Trust Company 20 Churchill Place London E14 5HJ YOB: 1974	Chief Compliance Officer	Term: Indefinite Elected: 04/11	Head of UK Compliance, State Street Bank and Trust Company (July 2012 – present); Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008 – June 2012); Director of Investment Adviser Oversight, Fidelity Investments (2006 – 2008).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1972	Secretary	Term: Indefinite Elected: 2/12	Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005 – present).*

Mark E. Tuttle State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007 – present).*

Scott E. Habeeb State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1968	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007 – present).*

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

52

Series Portfolio Information	Master Small Cap Index Series

As of December 31, 2012

Percent of
Ten Largest Holdings	Long-Term Investments
Ocwen Financial Corp.	0.3%
Genesee & Wyoming, Inc., Class A	0.3
Two Harbors Investment Corp.	0.3
Pharmacyclics, Inc.	0.3
Starwood Property Trust, Inc.	0.3
CommVault Systems, Inc.	0.3
Alaska Air Group, Inc.	0.3
Warnaco Group, Inc.	0.2
Dril-Quip, Inc.	0.2
WEX, Inc.	0.2

Percent of
Sector Allocation	Long-Term Investments
Financials	23%
Information Technology	16
Industrials	16
Consumer Discretionary	14
Health Care	12
Energy	6
Materials	5
Consumer Staples	4
Utilities	3
Telecommunication Services	1

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

Master Small Cap Index Series (the “Series”) may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to an index and/or market without owning or taking physical custody of securities or to hedge market, foreign currency exchange rate and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	53

Schedule of Investments December 31, 2012	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Advertising Agencies — 0.6%
Arbitron, Inc.	12,300	$574,164
Constant Contact, Inc. (a)	14,183	201,541
Digital Generation, Inc. (a)	12,824	139,269
Harte-Hanks, Inc.	20,823	122,856
Marchex, Inc., Class B	10,467	43,019
MDC Partners, Inc., Class A	11,903	134,504
National CineMedia, Inc.	26,061	368,242
QuinStreet, Inc. (a)(b)	15,217	102,258
ReachLocal, Inc. (a)	4,634	59,825
Travelzoo, Inc. (a)	3,310	62,857
Valassis Communications, Inc.	18,526	477,600
ValueClick, Inc. (a)	34,918	677,758
Viad Corp.	9,405	255,440

		3,219,333

Aerospace — 1.2%
AAR Corp.	18,723	349,746
AeroVironment, Inc. (a)	8,039	174,768
API Technologies Corp. (a)	14,894	43,788
Astronics Corp. (a)	5,599	128,105
CPI Aerostructures, Inc. (a)	3,010	30,130
Cubic Corp.	7,370	353,539
Curtiss-Wright Corp.	21,788	715,300
Esterline Technologies Corp. (a)	14,253	906,633
GenCorp, Inc. (a)(b)	27,753	253,940
Heico Corp.	24,502	1,096,709
Kaman Corp., Class A	12,276	451,757
Kratos Defense & Security Solutions, Inc. (a)	18,609	93,603
LMI Aerospace, Inc. (a)	4,108	79,449
Moog, Inc., Class A (a)	21,022	862,533
Orbital Sciences Corp. (a)	27,376	376,968
SIFCO Industries, Inc.	1,115	17,561
Teledyne Technologies, Inc. (a)	17,083	1,111,591

		7,046,120

Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	1,588	58,168
The Andersons, Inc.	8,636	370,484
Cadiz, Inc. (a)	5,989	47,433
Cal-Maine Foods, Inc.	6,712	269,957
Calavo Growers, Inc.	5,514	139,008
Fresh Del Monte Produce, Inc.	17,694	466,237
Limoneira Co.	3,786	73,411
Pilgrims Pride Corp. (a)	28,118	203,855
Sanderson Farms, Inc.	10,678	507,739
Seaboard Corp.	142	359,243

		2,495,535

Air Transport — 1.1%
Air Transport Services Group, Inc. (a)	24,875	99,749
Alaska Air Group, Inc. (a)	33,126	1,427,399
Allegiant Travel Co.	6,976	512,108
Atlas Air Worldwide Holdings, Inc. (a)	12,302	545,102
Bristow Group, Inc.	16,648	893,332
Hawaiian Holdings, Inc. (a)(b)	23,753	156,057
JetBlue Airways Corp. (a)(b)	108,840	621,476
PHI, Inc. (a)	6,046	202,481
Republic Airways Holdings, Inc. (a)	22,488	127,732
SkyWest, Inc.	23,752	295,950
Spirit Airlines, Inc. (a)	19,446	344,583
US Airways Group, Inc. (a)	75,629	1,020,991

		6,246,960

Common Stocks	Shares	Value
Alternative Energy — 0.1%
Ameresco, Inc., Class A (a)	9,317	$91,400
Amyris, Inc. (a)	14,050	43,836
EnerNOC, Inc. (a)	11,483	134,925
Gevo, Inc. (a)	15,328	23,605
Green Plains Renewable Energy, Inc. (a)	11,665	92,270
Rex American Resources Corp. (a)	2,536	48,920
Solazyme, Inc. (a)	15,692	123,339

		558,295

Aluminum — 0.2%
Century Aluminum Co. (a)	24,040	210,590
Kaiser Aluminum Corp.	8,981	554,038
Noranda Aluminum Holding Corp.	15,628	95,487

		860,115

Asset Management & Custodian — 1.1%
Apollo Investment Corp.	94,882	793,214
Arlington Asset Investment Corp.	5,125	106,446
Artio Global Investors, Inc.	15,458	29,370
Calamos Asset Management, Inc., Class A	9,113	96,324
Capital Southwest Corp.	1,381	137,589
CIFC Corp. (a)	3,076	24,608
Cohen & Steers, Inc.	8,682	264,541
Cowen Group, Inc., Class A (a)	41,037	100,541
Diamond Hill Investments Group, Inc.	1,254	85,096
Epoch Holding Corp.	7,477	208,608
Fifth Street Finance Corp.	49,186	512,518
Financial Engines, Inc. (a)	21,600	599,400
GAMCO Investors, Inc., Class A	3,005	159,475
Golub Capital BDC, Inc.	7,434	118,795
GSV Capital Corp. (a)	9,151	77,143
Harris & Harris Group, Inc. (a)	14,233	46,969
Horizon Technology Finance Corp.	3,632	54,081
JMP Group, Inc.	7,709	46,794
KCAP Financial, Inc.	10,375	95,346
Manning & Napier, Inc.	6,370	80,262
MCG Capital Corp.	35,674	164,100
Medley Capital Corp.	13,422	195,424
MVC Capital, Inc.	11,160	135,594
National Financial Partners Corp. (a)	18,957	324,923
New Mountain Finance Corp.	8,969	133,638
NGP Capital Resources Co.	10,374	74,900
Oppenheimer Holdings, Inc.	4,865	84,019
Pzena Investment Management, Inc., Class A	4,938	26,665
Resource America, Inc., Class A	5,783	38,573
Solar Capital Ltd.	18,159	434,182
Solar Senior Capital Ltd.	4,498	83,933
TCP Capital Corp.	2,691	39,665
THL Credit, Inc.	7,202	106,518
TICC Capital Corp.	19,481	197,148
Virtus Investment Partners, Inc. (a)(b)	2,824	341,535
Westwood Holdings Group, Inc.	3,106	127,035
WisdomTree Investments, Inc. (a)	27,240	166,709

		6,311,681

Auto Parts — 0.7%
American Axle & Manufacturing Holdings, Inc. (a)	31,058	347,850
Dana Holding Corp.	68,804	1,074,030
Dorman Products, Inc.	11,418	403,512
Exide Technologies (a)	36,413	124,533
Federal-Mogul Corp., Class A (a)	8,519	68,322

See Notes to Financial Statements.

54	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Parts (concluded)
Fuel Systems Solutions, Inc. (a)	6,855	$100,769
Gentherm, Inc. (a)	13,726	182,556
Meritor, Inc. (a)	44,933	212,533
Standard Motor Products, Inc.	9,272	206,024
Stoneridge, Inc. (a)	13,024	66,683
Superior Industries International, Inc.	10,686	217,994
Tenneco, Inc. (a)	28,265	992,384
Tower International, Inc. (a)	2,558	20,592
U.S. Auto Parts Network, Inc. (a)	7,304	13,366

		4,031,148

Auto Services — 0.1%
Cooper Tire & Rubber Co.	29,053	736,784

Back Office Support, HR & Consulting — 2.0%
The Advisory Board Co. (a)	15,951	746,347
Angie’s List, Inc. (a)	16,583	198,830
Barrett Business Services, Inc.	3,249	123,754
CBIZ, Inc. (a)	17,168	101,463
CDI Corp.	6,366	109,050
Convergys Corp.	53,463	877,328
The Corporate Executive Board Co.	15,605	740,613
CoStar Group, Inc. (a)	13,122	1,172,713
CRA International, Inc. (a)	4,789	94,679
Dice Holdings, Inc. (a)	20,940	192,229
ExlService Holdings, Inc. (a)	10,849	287,499
Forrester Research, Inc.	6,512	174,522
FTI Consulting, Inc. (a)	19,527	644,391
GP Strategies Corp. (a)	6,848	141,411
The Hackett Group, Inc.	11,244	48,124
Heidrick & Struggles International, Inc.	8,391	128,047
Hudson Global, Inc. (a)	15,527	69,561
Huron Consulting Group, Inc. (a)	10,638	358,394
ICF International, Inc. (a)	9,221	216,140
Innodata Corp. (a)	10,328	39,040
Insperity, Inc.	10,557	343,736
Kelly Services, Inc., Class A	12,406	195,270
Kforce, Inc.	13,346	191,248
Korn/Ferry International (a)	22,225	352,489
Liquidity Services, Inc. (a)	10,957	447,703
MAXIMUS, Inc.	15,796	998,623
Monster Worldwide, Inc. (a)	56,507	317,569
Navigant Consulting, Inc. (a)	24,018	268,041
On Assignment, Inc. (a)	20,005	405,701
PDI, Inc. (a)	4,553	34,603
PRGX Global, Inc. (a)	10,776	69,505
Resources Connection, Inc.	19,740	235,696
RPX Corp. (a)	9,854	89,080
ServiceSource International, Inc. (a)	23,217	135,820
SYKES Enterprises, Inc. (a)	18,052	274,752
TeleTech Holdings, Inc. (a)	10,619	189,018
TrueBlue, Inc. (a)	18,795	296,021
WageWorks, Inc. (a)	3,199	56,942

		11,365,952

Banks: Diversified — 6.3%
1st Source Corp.	7,013	154,917
1st United Bancorp, Inc.	13,995	87,469
Access National Corp.	3,557	46,241
Alliance Financial Corp.	2,279	99,159
American National BankShares, Inc.	3,740	75,511

Common Stocks	Shares	Value
Banks: Diversified (continued)
Ameris Bancorp (a)	11,128	$138,989
Ames National Corp.	3,914	85,717
Arrow Financial Corp.	4,915	122,629
Bancfirst Corp.	3,068	129,960
Banco Latinoamericana De Comercio Exterior SA	13,251	285,692
The Bancorp, Inc. (a)	13,603	149,225
BancorpSouth, Inc.	44,167	642,188
Bank of Kentucky Financial Corp.	2,788	68,947
Bank of Marin Bancorp	2,530	94,774
Bank of the Ozarks, Inc.	13,698	458,472
Banner Corp.	9,010	276,877
Bar Harbor Bankshares	1,796	60,435
BBCN Bancorp, Inc.	36,431	421,507
Berkshire Bancorp, Inc. (a)	1,934	15,859
Boston Private Financial Holdings, Inc.	36,549	329,306
Bridge Bancorp, Inc.	4,066	82,702
Bridge Capital Holdings (a)	4,392	68,340
Bryn Mawr Bank Corp.	5,399	120,236
C&F Financial Corp.	1,525	59,383
Camden National Corp.	3,639	123,617
Cape Bancorp, Inc. (a)	5,211	45,284
Capital City Bank Group, Inc. (a)	5,548	63,081
Cardinal Financial Corp.	13,683	222,622
Cascade Bancorp (a)	3,055	19,124
Cathay General Bancorp	36,767	716,956
Center Bancorp, Inc.	5,572	64,524
Centerstate Banks, Inc.	14,074	120,051
Central Pacific Financial Corp. (a)	10,136	158,020
Century Bancorp, Inc., Class A	1,580	52,061
Chemical Financial Corp.	12,933	307,288
Citizens & Northern Corp.	5,761	108,883
Citizens Republic Bancorp, Inc. (a)	18,713	354,986
City Holding Co.	6,950	242,207
CNB Financial Corp.	5,901	96,658
CoBiz Financial, Inc.	16,414	122,613
Columbia Banking System, Inc.	18,701	335,496
Community Bank System, Inc.	18,512	506,488
Community Trust Bancorp, Inc.	6,613	216,774
Crescent Financial Bancshares, Inc. (b)	1,441	6,614
CVB Financial Corp.	41,386	430,414
Eagle Bancorp, Inc. (a)	8,556	170,863
Enterprise Bancorp, Inc.	2,866	47,346
Enterprise Financial Services Corp.	8,319	108,729
EverBank Financial Corp.	10,518	156,823
Farmers National Banc Corp.	8,859	54,926
Fidelity Southern Corp. (a)	4,416	42,173
Financial Institutions, Inc.	6,539	121,822
First Bancorp, Inc.	4,211	69,355
First Bancorp, North Carolina	7,155	91,727
First Bancorp, Puerto Rico (a)	33,140	151,781
First Busey Corp.	35,161	163,499
First Commonwealth Financial Corp.	49,338	336,485
First Community Bancshares, Inc.	8,316	132,807
First Connecticut Bancorp, Inc.	8,273	113,754
First Financial Bancorp	27,586	403,307
First Financial Bankshares, Inc.	14,780	576,568
First Financial Corp.	5,287	159,879
First Interstate Bancsystem, Inc.	7,643	117,931
First Merchants Corp.	13,378	198,530
First Midwest Bancorp, Inc.	35,002	438,225

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	55

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks: Diversified (continued)
The First of Long Island Corp.	3,643	$103,170
FirstMerit Corp.	51,387	729,182
FNB Corp.	65,443	695,005
FNB United Corp. (a)	4,751	55,112
German American Bancorp, Inc.	5,954	129,321
Glacier Bancorp, Inc.	33,704	495,786
Guaranty Bancorp (a)	36,400	70,980
Hancock Holding Co.	35,666	1,132,039
Hanmi Financial Corp. (a)	14,786	200,942
Heartland Financial USA, Inc.	6,825	178,474
Heritage Commerce Corp. (a)	9,861	68,830
Heritage Oaks Bancorp (a)	9,537	55,315
Home Bancshares, Inc.	10,337	341,328
Horizon Bancorp	3,096	60,836
Hudson Valley Holding Corp.	7,397	115,171
IBERIABANK Corp.	13,813	678,495
Independent Bank Corp.	10,429	301,920
International Bancshares Corp.	25,012	451,467
Investors Bancorp, Inc.	20,612	366,481
Lakeland Bancorp, Inc.	13,923	141,736
Lakeland Financial Corp.	7,695	198,839
MainSource Financial Group, Inc.	9,453	119,769
MB Financial, Inc.	25,544	504,494
Mercantile Bank Corp.	4,089	67,468
Merchants Bancshares, Inc.	2,445	65,453
Meridian Interstate Bancorp, Inc. (a)	3,884	65,174
Metro Bancorp, Inc. (a)	6,631	87,662
MetroCorp Bancshares, Inc. (a)	7,525	82,700
Middleburg Financial Corp.	2,550	45,033
Midsouth Bancorp, Inc.	3,979	65,057
NASB Financial, Inc. (a)	1,947	41,607
National Bank Holdings Corp. Class A	3,386	64,300
National Bankshares, Inc.	3,304	107,017
National Penn Bancshares, Inc.	57,844	539,106
NBT Bancorp, Inc.	15,630	316,820
Northrim BanCorp, Inc.	3,092	70,034
OFS Capital Corp.	3,085	42,234
Old National Bancorp	47,475	563,528
Oriental Financial Group, Inc.	21,362	285,183
Pacific Continental Corp.	8,540	83,094
Pacific Mercantile Bancorp (a)	5,006	31,488
PacWest Bancorp	14,262	353,412
Park National Corp.	5,348	345,641
Park Sterling Corp. (a)	20,844	109,014
Peapack-Gladstone Financial Corp.	4,204	59,192
Penns Woods Bancorp, Inc.	1,823	68,198
Peoples Bancorp, Inc.	5,054	103,253
Pinnacle Financial Partners, Inc. (a)	16,148	304,228
Preferred Bank (a)	5,538	78,640
PrivateBancorp, Inc.	28,263	432,989
Prosperity Bancshares, Inc.	22,211	932,862
Provident Financial Services, Inc.	28,124	419,610
Renasant Corp.	11,821	226,254
Republic Bancorp, Inc., Class A	4,692	99,142
Rockville Financial, Inc.	13,426	173,195
Roma Financial Corp.	3,490	52,769
S&T Bancorp, Inc.	13,609	245,915
Sandy Spring Bancorp, Inc.	11,340	220,223
SCBT Financial Corp.	7,762	311,877
Seacoast Banking Corp. of Florida (a)	35,215	56,696

Common Stocks	Shares	Value
Banks: Diversified (concluded)
Sierra Bancorp	5,783	$66,100
Simmons First National Corp., Class A	8,058	204,351
Southside Bancshares, Inc.	8,114	170,881
Southwest Bancorp, Inc. (a)	9,184	102,861
State Bank Financial Corp.	14,771	234,563
StellarOne Corp.	10,813	152,896
Stellus Capital Investment Corp.	884	14,480
Sterling Bancorp	14,636	133,334
Sterling Financial Corp.	12,602	263,130
Suffolk Bancorp (a)	4,627	60,614
Sun Bancorp, Inc. (a)	19,018	67,324
Susquehanna Bancshares, Inc.	87,747	919,589
SY Bancorp, Inc.	5,765	129,251
Taylor Capital Group, Inc. (a)	7,636	137,830
Texas Capital Bancshares, Inc. (a)	18,736	839,747
Tompkins Trustco, Inc.	5,237	207,595
Towne Bank	12,362	191,487
Trico Bancshares	7,539	126,278
TrustCo Bank Corp. NY	44,388	234,369
Trustmark Corp.	30,411	683,031
UMB Financial Corp.	15,136	663,562
Umpqua Holdings Corp.	52,312	616,758
Union First Market Bankshares Corp.	9,540	150,446
United Bankshares, Inc.	10,792	262,461
United Community Banks, Inc. (a)	15,149	142,704
Univest Corp. of Pennsylvania	7,976	136,390
Virginia Commerce Bancorp (a)	12,535	112,188
Washington Banking Co.	7,254	98,799
Washington Trust Bancorp, Inc.	6,761	177,882
Webster Financial Corp.	33,702	692,576
WesBanco, Inc.	11,954	265,618
West Bancorp., Inc.	7,422	80,009
West Coast Bancorp	9,048	200,413
Westamerica Bancorp	13,100	557,929
Western Alliance Bancorp (a)	34,084	358,904
Wilshire Bancorp, Inc. (a)(b)	28,891	169,590
Wintrust Financial Corp.	16,973	622,909

		36,704,435

Banks: Savings, Thrift & Mortgage Lending — 1.4%
Apollo Residential Mortgage, Inc.	11,490	231,983
Astoria Financial Corp.	40,733	381,261
Bank Mutual Corp.	21,904	94,187
BankFinancial Corp.	9,961	73,911
Beneficial Mutual Bancorp, Inc. (a)	15,302	145,369
Berkshire Hills Bancorp, Inc.	11,565	275,941
BofI Holding, Inc. (a)	5,176	144,255
Brookline Bancorp, Inc.	32,846	279,191
BSB Bancorp, Inc. (a)	3,717	45,459
Charter Financial Corp.	3,120	33,072
Clifton Savings Bancorp, Inc.	4,070	45,869
Dime Community Bancshares, Inc.	14,688	204,016
Doral Financial Corp. (a)	51,829	37,529
ESB Financial Corp.	4,890	67,824
ESSA Bancorp, Inc.	4,410	48,025
First Defiance Financial Corp.	4,567	87,641
First Federal Bancshares of Arkansas, Inc. (a)	1,745	17,014
First Financial Holdings, Inc.	7,769	101,619
First Financial Northwest, Inc. (a)	7,541	56,935
First Pactrust Bancorp, Inc.	5,091	62,467

See Notes to Financial Statements.

56	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks: Savings, Thrift & Mortgage Lending (concluded)
Flushing Financial Corp.	14,499	$222,415
Fox Chase Bancorp., Inc.	5,915	98,485
Franklin Financial Corp.	6,480	107,438
Great Southern Bancorp, Inc.	4,798	122,109
Heritage Financial Corp.	7,296	107,178
Heritage Financial Group, Inc.	4,012	55,325
Hingham Institution for Savings	563	35,244
Home Bancorp, Inc. (a)	3,168	57,816
Home Federal Bancorp, Inc.	7,244	90,043
Home Loan Servicing Solutions Ltd.	13,613	257,286
HomeStreet, Inc. (a)	4,147	105,956
Kearny Financial Corp.	7,124	69,459
Northfield Bancorp, Inc.	6,934	105,743
Northwest Bancshares, Inc.	45,760	555,526
OceanFirst Financial Corp.	6,762	92,977
Ocwen Financial Corp. (a)	50,114	1,733,443
OmniAmerican Bancorp, Inc. (a)	5,198	120,230
Oritani Financial Corp.	21,271	325,872
Peoples Federal Bancshares, Inc.	2,761	48,014
Provident Financial Holdings, Inc.	4,611	80,692
Provident New York Bancorp	18,596	173,129
SI Financial Group, Inc.	4,803	55,234
Simplicity Bancorp, Inc.	4,143	61,938
Territorial Bancorp., Inc.	5,119	116,969
United Financial Bancorp, Inc.	9,738	153,081
ViewPoint Financial Group	15,724	329,261
Waterstone Financial, Inc. (a)	3,542	27,628
Westfield Financial, Inc.	11,452	82,798
WSFS Financial Corp.	3,540	149,565

		7,974,422

Beverage: Brewers & Distillers — 0.1%
Boston Beer Co., Inc., Class A (a)(b)	3,610	485,365
Central European Distribution Corp. (a)(b)	30,305	65,762
Craft Brew Alliance, Inc. (a)	4,715	30,553

		581,680

Beverage: Soft Drinks — 0.1%
Coca-Cola Bottling Co. Consolidated	2,123	141,179
Farmer Bros. Co. (a)	3,139	45,296
Heckmann Corp. (a)(b)	65,655	264,590
National Beverage Corp.	5,224	76,218

		527,283

Biotechnology — 3.3%
Accelrys, Inc. (a)	25,756	233,092
Acorda Therapeutics, Inc. (a)	18,709	465,106
Aegerion Pharmaceuticals, Inc. (a)	11,671	296,327
Affymax, Inc. (a)	16,869	320,511
Agenus, Inc. (a)	11,683	47,900
Alkermes Plc (a)	57,058	1,056,714
Alnylam Pharmaceuticals, Inc. (a)	21,666	395,404
AMAG Pharmaceuticals, Inc. (a)	9,923	145,967
Amicus Therapeutics, Inc. (a)	14,216	38,099
Arena Pharmaceuticals, Inc. (a)(b)	101,042	911,399
Arqule, Inc. (a)	27,879	77,782
Array Biopharma, Inc. (a)	54,258	201,840
Astex Pharmaceuticals (a)	43,694	127,150
AVEO Pharmaceuticals, Inc. (a)	18,238	146,816
BG Medicine, Inc. (a)	5,052	11,670
BioDelivery Sciences International, Inc. (a)	12,616	54,375

Common Stocks	Shares	Value
Biotechnology (continued)
BioTime, Inc. (a)	14,483	$45,477
Celldex Therapeutics, Inc. (a)	29,045	194,892
Cepheid, Inc. (a)	30,556	1,033,098
ChemoCentryx, Inc.	2,600	28,444
Clovis Oncology, Inc. (a)(b)	6,441	103,056
Codexis, Inc. (a)	12,474	27,568
Cornerstone Therapeutics, Inc. (a)	3,809	18,017
Coronado Biosciences, Inc. (a)	8,149	36,752
Cubist Pharmaceuticals, Inc. (a)(b)	29,512	1,241,275
Curis, Inc. (a)	37,015	126,961
Cytori Therapeutics, Inc. (a)(b)	28,769	81,129
Dendreon Corp. (a)(b)	55,929	295,305
Discovery Laboratories, Inc. (a)	20,767	43,818
Durata Therapeutics, Inc.	4,189	32,004
Dyax Corp. (a)	46,202	160,783
Dynavax Technologies Corp. (a)	81,519	233,144
Emergent Biosolutions, Inc. (a)	12,083	193,811
Enzon Pharmaceuticals, Inc.	19,163	84,892
Exact Sciences Corp. (a)	29,745	315,000
Exelixis, Inc. (a)(b)	85,548	390,954
Furiex Pharmaceuticals, Inc. (a)	3,427	66,004
Genomic Health, Inc. (a)	7,513	204,804
Geron Corp. (a)	62,263	87,791
GTx, Inc. (a)	12,612	52,970
Halozyme Therapeutics, Inc. (a)(b)	42,018	281,941
Harvard Bioscience, Inc. (a)	11,208	49,091
Horizon Pharma, Inc. (a)	18,302	42,644
Hyperion Therapeutics, Inc.	1,731	19,526
Idenix Pharmaceuticals, Inc. (a)(b)	42,207	204,704
ImmunoCellular Therapeutics Ltd. (a)	24,384	46,817
ImmunoGen, Inc. (a)	39,059	498,002
Immunomedics, Inc. (a)	30,922	90,292
Intercept Pharmaceuticals, Inc. (a)	1,545	52,901
InterMune, Inc. (a)	30,555	296,078
Keryx Biopharmaceuticals, Inc. (a)	33,611	88,061
Lexicon Genetics, Inc. (a)	99,189	220,200
Ligand Pharmaceuticals, Inc. (a)	8,142	168,865
MannKind Corp. (a)	52,913	122,229
Maxygen, Inc.	12,679	31,190
Merrimack Pharmaceuticals, Inc. (a)	7,296	44,433
Momenta Pharmaceuticals, Inc. (a)	21,878	257,723
Nektar Therapeutics (a)	53,456	396,109
Neurocrine Biosciences, Inc. (a)(b)	30,989	231,798
NewLink Genetics Corp. (a)	5,973	74,663
Novavax, Inc. (a)	60,775	114,865
NPS Pharmaceuticals, Inc. (a)	40,157	365,429
Omeros Corp. (a)	12,111	62,856
OncoGenex Pharmaceutical, Inc. (a)	6,792	89,111
Oncothyreon, Inc. (a)	26,784	51,425
Opko Health, Inc. (a)(b)	49,973	240,370
Orexigen Therapeutics, Inc. (a)	33,982	179,085
Osiris Therapeutics, Inc. (a)(b)	7,746	69,559
Pacific Biosciences of California, Inc. (a)	17,924	30,471
PDL BioPharma, Inc.	65,462	461,507
Peregrine Semiconductor Corp. (a)	2,891	44,261
Progenics Pharmaceuticals, Inc. (a)	19,568	58,313
Raptor Pharmaceutical Corp. (a)(b)	24,193	141,529
Regulus Therapeutics, Inc. (a)	2,484	15,649
Repligen Corp. (a)	14,500	91,205
Repros Therapeutics, Inc. (a)	7,987	125,795

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	57

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology (concluded)
Rigel Pharmaceuticals, Inc. (a)	39,758	$258,427
RTI Biologics, Inc. (a)	25,980	110,935
Sangamo Biosciences, Inc. (a)	24,670	148,267
Seattle Genetics, Inc. (a)	44,329	1,028,433
Sequenom, Inc. (a)(b)	53,487	252,459
Sucampo Pharmaceuticals, Inc., Class A (a)	5,093	24,956
Sunesis Pharmaceuticals, Inc. (a)	14,099	59,216
Synageva BioPharma Corp. (a)(b)	4,908	227,191
Synergy Pharmaceuticals, Inc. (a)	19,336	101,707
Synta Pharmaceuticals Corp. (a)	18,624	167,988
Targacept, Inc. (a)	12,959	56,760
TESARO, Inc. (a)	2,135	36,188
Theravance, Inc. (a)(b)	28,283	629,862
Threshold Pharmaceuticals, Inc. (a)	21,221	89,340
Transcept Pharmaceuticals, Inc. (a)	6,000	26,700
Trius Therapeutics, Inc. (a)	12,272	58,660
Vanda Pharmaceuticals, Inc. (a)	13,535	50,080
Ventrus Biosciences, Inc. (a)	5,566	12,023
Verastem, Inc. (a)	2,984	26,229
ViroPharma, Inc. (a)	31,975	727,751
XOMA Corp. (a)	38,289	91,702
ZIOPHARM Oncology, Inc. (a)	31,213	129,846

		19,301,518

Building Materials — 1.1%
Acuity Brands, Inc.	19,721	1,335,703
BlueLinx Holdings, Inc. (a)	11,418	32,085
Builders FirstSource, Inc. (a)	21,076	117,604
Gibraltar Industries, Inc. (a)	14,212	226,255
Griffon Corp.	21,150	242,379
Headwaters, Inc. (a)	28,637	245,133
Louisiana-Pacific Corp. (a)(b)	64,052	1,237,485
LSI Industries, Inc.	9,138	64,057
NCI Building Systems, Inc. (a)	8,446	117,399
Patrick Industries, Inc. (a)	1,896	29,502
PGT, Inc. (a)	9,234	41,553
Quanex Building Products Corp.	17,146	349,950
Simpson Manufacturing Co., Inc.	18,653	611,632
Texas Industries, Inc. (a)	10,516	536,421
Trex Co., Inc. (a)	6,949	258,711
Watsco, Inc.	13,701	1,026,205

		6,472,074

Building: Climate Control — 0.1%
Aaon, Inc.	8,644	180,400
Comfort Systems USA, Inc.	17,431	211,961
Nortek, Inc. (a)	3,591	237,904

		630,265

Building: Roofing, Wallboard & Plumbing — 0.3%
Beacon Roofing Supply, Inc. (a)	21,833	726,602
USG Corp. (a)(b)	34,516	968,864

		1,695,466

Casinos & Gambling — 0.4%
Ameristar Casinos, Inc.	15,011	393,889
Boyd Gaming Corp. (a)	25,440	168,922
Caesars Entertainment Corp. (a)	16,856	116,643
Isle of Capri Casinos, Inc. (a)	9,538	53,413
Monarch Casino & Resort, Inc. (a)	4,001	43,651
MTR Gaming Group, Inc. (a)	10,516	43,852

Common Stocks	Shares	Value
Casinos & Gambling (concluded)
Multimedia Games Holding Co., Inc. (a)	12,732	$187,288
Pinnacle Entertainment, Inc. (a)	28,620	453,054
Scientific Games Corp., Class A (a)	25,978	225,229
WMS Industries, Inc. (a)(b)	25,615	448,262

		2,134,203

Cement — 0.2%
Eagle Materials, Inc.	22,776	1,332,396

Chemicals: Diversified — 1.1%
Aceto Corp.	12,440	124,898
American Vanguard Corp.	12,964	402,791
Chemtura Corp. (a)	45,948	976,854
Georgia Gulf Corp.	15,957	658,705
Hawkins, Inc.	4,235	163,640
Innophos Holdings, Inc.	10,143	471,650
KMG Chemicals, Inc.	3,623	63,656
Landec Corp. (a)	11,852	112,475
LSB Industries, Inc. (a)	8,740	309,571
Olin Corp.	37,290	805,091
OM Group, Inc. (a)	15,060	334,332
Omnova Solutions, Inc. (a)	21,456	150,407
PolyOne Corp.	41,712	851,759
Sensient Technologies Corp.	23,225	825,881

		6,251,710

Chemicals: Specialty — 0.5%
Balchem Corp.	13,623	495,877
Calgon Carbon Corp. (a)	26,473	375,387
FutureFuel Corp.	8,929	105,720
GSE Holding, Inc. (a)	3,690	22,878
Innospec, Inc.	10,735	370,250
Kraton Performance Polymers, Inc. (a)	15,002	360,498
Quaker Chemical Corp.	6,034	324,991
Stepan Co.	7,674	426,214
Zep, Inc.	10,276	148,386

		2,630,201

Coal — 0.2%
Arch Coal, Inc.	98,931	724,175
Cloud Peak Energy, Inc. (a)	28,407	549,107
Hallador Energy Co.	3,138	25,920
KiOR, Inc., Class A (a)(b)	12,336	79,074
Westmoreland Coal Co. (a)	5,123	47,849

		1,426,125

Commercial Banks — 0.0%
HomeTrust Bancshares, Inc. (a)	9,906	133,830

Commercial Finance & Mortgage Companies — 0.2%
Asta Funding, Inc.	4,739	45,068
Capital Bank Financial Corp., Class A	4,375	74,681
Federal Agricultural Mortgage Corp., Class B	4,676	151,970
Medallion Financial Corp.	8,729	102,479
Nationstar Mortgage Holdings, Inc. (a)	9,003	278,913
NewStar Financial, Inc. (a)(b)	12,322	172,631
Walker & Dunlop, Inc. (a)	5,503	91,680

		917,422

Commercial Services & Supplies — 0.0%
American Reprographics Co. (a)	17,351	44,419
LifeLock, Inc. (a)	8,241	66,999
Performant Financial Corp. (a)	4,142	41,834

		153,252

See Notes to Financial Statements.

58	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services: Rental & Leasing — 0.5%
Aircastle Ltd.	27,262	$341,866
CAI International, Inc. (a)	6,713	147,350
Electro Rent Corp.	8,743	134,467
H&E Equipment Services, Inc.	13,421	202,255
Marlin Business Services, Inc.	3,854	77,311
McGrath RentCorp	11,506	333,904
MicroFinancial, Inc.	4,226	30,765
Mobile Mini, Inc. (a)	17,784	370,441
PHH Corp. (a)	26,388	600,327
SeaCube Container Leasing Ltd.	5,039	94,985
TAL International Group, Inc.	13,587	494,295
Willis Lease Finance Corp. (a)	2,423	34,673

		2,862,639

Commercial Vehicles & Parts — 0.2%
Accuride Corp. (a)	21,965	70,508
Commercial Vehicle Group, Inc. (a)	11,364	93,298
Miller Industries, Inc.	5,084	77,531
Modine Manufacturing Co. (a)	21,794	177,185
Rush Enterprises, Inc., Class A (a)	15,359	317,471
Spartan Motors, Inc.	15,860	78,190
Sypris Solutions, Inc.	5,141	20,358
Wabash National Corp. (a)	31,873	285,901

		1,120,442

Communications Equipment — 0.0%
Envivio, Inc. (a)	3,561	6,054
Ruckus Wireless, Inc. (a)	3,855	86,860

		92,914

Communications Technology — 2.1%
Adtran, Inc.	29,702	580,377
Ambient Corp. (a)	1,020	3,070
Anaren, Inc. (a)	6,411	124,694
Anixter International, Inc.	13,133	840,249
Aruba Networks, Inc. (a)	52,065	1,080,349
Aviat Networks, Inc. (a)	28,558	93,956
Bel Fuse, Inc.	4,911	96,010
Black Box Corp.	8,005	194,842
Calix, Inc. (a)	18,327	140,935
Ciena Corp. (a)(b)	46,151	724,571
Comtech Telecommunications Corp.	8,319	211,136
Datalink Corp. (a)	7,132	60,979
Digi International, Inc. (a)	11,860	112,314
DigitalGlobe, Inc. (a)(b)	16,818	411,032
Echelon Corp. (a)	17,957	43,995
Emulex Corp. (a)	40,416	295,037
Extreme Networks, Inc. (a)(b)	43,666	158,944
Finisar Corp. (a)(b)	42,527	693,190
GeoEye, Inc. (a)	6,929	212,928
Globecomm Systems, Inc. (a)	10,674	120,616
GSI Technology, Inc. (a)	9,566	59,979
Harmonic, Inc. (a)	54,636	277,004
Infinera Corp. (a)	51,111	296,955
InterDigital, Inc.	20,326	835,399
Ixia (a)	19,603	332,859
KVH Industries, Inc. (a)	6,874	96,098
Loral Space & Communications Ltd.	5,110	279,313
NeoPhotonics Corp. (a)	8,775	50,368
NETGEAR, Inc. (a)	17,663	696,275
Numerex Corp., Class A (a)	4,650	61,101

Common Stocks	Shares	Value
Communications Technology (concluded)
Oclaro, Inc. (a)	34,870	$54,746
Oplink Communications, Inc. (a)	8,839	137,712
ParkerVision, Inc. (a)	35,756	72,585
PC-Tel, Inc.	8,294	59,717
Plantronics, Inc.	19,790	729,657
Procera Networks, Inc. (a)	8,981	166,597
QLogic Corp. (a)	45,357	441,324
SeaChange International, Inc. (a)	13,278	128,398
Shoretel, Inc. (a)	22,452	95,196
Sonus Networks, Inc. (a)(b)	99,130	168,521
Sycamore Networks, Inc.	9,229	20,673
TeleNav, Inc. (a)	7,753	61,869
Tellabs, Inc.	170,769	389,353
Viasat, Inc. (a)	17,443	678,533
Westell Technologies, Inc., Class A (a)	22,140	40,959

		12,430,415

Computer Services Software & Systems — 5.1%
ACI Worldwide, Inc. (a)(c)	18,514	808,877
The Active Network, Inc. (a)	18,216	89,441
Actuate Corp. (a)	22,941	128,470
Acxiom Corp. (a)	35,759	624,352
American Software, Inc., Class A	10,942	84,910
Aspen Technology, Inc. (a)	43,559	1,203,971
AVG Technologies NV (a)	3,819	60,455
Avid Technology, Inc. (a)	13,944	105,696
Aware, Inc.	5,633	30,869
Bankrate, Inc. (a)(b)	21,539	268,161
Bazaarvoice, Inc. (a)	4,931	46,105
Blackbaud, Inc.	21,022	479,932
Blucora, Inc. (a)	18,628	292,646
Bottomline Technologies, Inc. (a)	16,278	429,576
Brightcove, Inc. (a)	2,802	25,330
BroadSoft, Inc. (a)(b)	12,806	465,242
CACI International, Inc., Class A (a)	10,525	579,191
Callidus Software, Inc. (a)	16,148	73,312
Ciber, Inc. (a)	33,806	112,912
CommVault Systems, Inc. (a)(b)	20,801	1,450,038
Computer Task Group, Inc. (a)	7,094	129,324
ComScore, Inc. (a)	16,440	226,543
Comverse Technology, Inc. (a)	101,915	391,354
Cornerstone OnDemand, Inc. (a)	15,657	462,351
CSG Systems International, Inc. (a)(b)	15,757	286,462
DealerTrack Holdings, Inc. (a)	19,760	567,507
Demand Media, Inc.	13,930	129,410
Demandware, Inc.	3,045	83,189
Digimarc Corp.	3,288	68,062
Digital River, Inc. (a)	17,131	246,515
EarthLink, Inc.	49,263	318,239
Ebix, Inc. (b)	13,187	211,915
Envestnet, Inc. (a)	9,842	137,296
EPAM Systems, Inc. (a)	2,305	41,720
EPIQ Systems, Inc.	14,621	186,856
ePlus, Inc.	1,796	74,247
ExactTarget, Inc. (a)	4,551	91,020
FalconStor Software, Inc. (a)	14,670	34,181
Guidance Software, Inc. (a)	6,670	79,173
Guidewire Software, Inc. (a)	9,521	282,964
ICG Group, Inc. (a)	17,285	197,568
iGate Corp. (a)	14,874	234,563

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	59

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computer Services Software & Systems (continued)
Imperva, Inc. (a)	4,543	$143,241
Infoblox, Inc. (a)	3,667	65,896
Interactive Intelligence Group, Inc. (a)	6,837	229,313
Internap Network Services Corp. (a)	24,587	170,634
IntraLinks Holdings, Inc. (a)	16,989	104,822
Jive Software, Inc. (a)	7,575	110,065
Keynote Systems, Inc.	7,294	102,772
The KEYW Holding Corp. (a)	11,514	146,113
Limelight Networks, Inc. (a)	28,228	62,666
Lionbridge Technologies, Inc. (a)	26,241	105,489
LivePerson, Inc. (a)	25,612	336,542
LogMeIn, Inc. (a)	10,288	230,554
Manhattan Associates, Inc. (a)	9,459	570,756
Mantech International Corp., Class A (b)	10,722	278,129
Mattersight Corp. (a)	4,772	23,717
MeetMe, Inc. (b)	8,922	31,138
Mentor Graphics Corp. (a)(b)	43,365	738,072
Mercury Computer Systems, Inc. (a)	14,417	132,636
MicroStrategy, Inc., Class A (a)	3,969	370,625
Millennial Media, Inc. (a)	5,365	67,223
Moduslink Global Solutions, Inc. (a)	18,607	53,960
Monotype Imaging Holdings, Inc.	17,033	272,187
NetScout Systems, Inc. (a)	17,110	444,689
NIC, Inc.	29,991	490,053
OpenTable, Inc. (a)	10,501	512,449
Parametric Technology Corp. (a)	55,688	1,253,537
PDF Solutions, Inc. (a)	11,244	154,942
Pegasystems, Inc.	8,037	182,279
Perficient, Inc. (a)	14,846	174,886
Pervasive Software, Inc. (a)	6,172	54,993
Progress Software Corp. (a)	29,274	614,461
Proofpoint, Inc. (a)	2,958	36,413
PROS Holdings, Inc. (a)	10,177	186,137
QAD, Inc., Class A (a)	2,847	40,997
QLIK Technologies, Inc. (a)	39,765	863,696
RealNetworks, Inc. (a)	10,097	76,333
RealPage, Inc. (a)	16,699	360,197
Responsys, Inc. (a)	16,716	99,627
Saba Software, Inc. (a)	13,888	121,381
Sapiens International Corp. NV (a)	6,424	25,696
Sapient Corp. (a)	57,424	606,397
SciQuest, Inc. (a)	8,290	131,479
Shutterstock, Inc. (a)	2,381	61,906
Sourcefire, Inc. (a)	13,771	650,267
Spark Networks, Inc. (a)	5,301	41,348
SPS Commerce, Inc. (a)	5,742	214,004
SS&C Technologies Holdings, Inc. (a)	15,783	364,903
Support.com, Inc. (a)	22,787	95,250
Synacor, Inc. (a)	3,018	16,508
Synchronoss Technologies, Inc. (a)	12,889	271,829
SYNNEX Corp. (a)(b)	12,183	418,852
Syntel, Inc.	7,169	384,187
Tangoe, Inc. (a)	13,876	164,708
TechTarget, Inc. (a)	7,117	39,499
TNS, Inc. (a)	11,337	235,016
Tyler Technologies, Inc. (a)	14,014	678,838
Ultimate Software Group, Inc. (a)	12,400	1,170,684
Unisys Corp. (a)	20,391	352,764
United Online, Inc.	42,243	236,138
Unwired Planet, Inc. (a)	28,985	34,782

Common Stocks	Shares	Value
Computer Services Software & Systems (concluded)
VASCO Data Security International, Inc. (a)	13,162	$107,402
Verint Systems, Inc. (a)(b)	10,124	297,241
VirnetX Holding Corp. (a)(b)	19,548	572,365
Virtusa Corp. (a)	8,635	141,873
Web.com Group, Inc. (a)	16,289	241,077
Websense, Inc. (a)	17,313	260,387
Yelp, Inc. (a)	3,953	74,514
Zillow, Inc. (a)	1,676	46,509
Zix Corp. (a)	28,282	79,190

		29,869,178

Computer Technology — 0.4%
Cray, Inc. (a)	17,224	274,723
Imation Corp. (a)	14,132	65,996
Immersion Corp. (a)	13,137	90,251
Insight Enterprises, Inc. (a)(b)	20,588	357,614
Intermec, Inc. (a)	27,900	275,094
OCZ Technology Group, Inc. (a)(b)	31,331	59,842
PC Connection, Inc.	4,000	46,000
Quantum Corp. (a)	109,516	135,800
Radisys Corp. (a)	10,630	31,677
Safeguard Scientifics, Inc. (a)	9,704	143,134
Silicon Graphics International Corp. (a)	14,893	152,355
STEC, Inc. (a)	16,633	82,001
Super Micro Computer, Inc. (a)	13,563	138,343
Synaptics, Inc. (a)	15,677	469,840
Telular Corp.	7,767	73,553

		2,396,223

Construction — 0.5%
Aegion Corp. (a)	18,267	405,345
EMCOR Group, Inc.	31,078	1,075,610
Granite Construction, Inc.	18,008	605,429
Great Lakes Dredge & Dock Corp.	27,584	246,325
Orion Marine Group, Inc. (a)	12,643	92,420
Primoris Services Corp.	13,902	209,086
Sterling Construction Co., Inc. (a)	7,599	75,534
Tutor Perini Corp. (a)	16,633	227,872

		2,937,621

Consumer Electronics — 0.2%
RealD, Inc. (a)(b)	20,165	226,050
Skullcandy, Inc. (a)(b)	7,547	58,791
TiVo, Inc. (a)	58,057	715,262
Universal Electronics, Inc. (a)	6,929	134,076
VOXX International Corp. (a)	8,296	55,832
XO Group, Inc. (a)	12,079	112,335
Zagg, Inc. (a)	11,919	87,724

		1,390,070

Consumer Lending — 0.8%
Asset Acceptance Capital Corp. (a)	7,551	33,979
Cash America International, Inc.	13,757	545,740
Credit Acceptance Corp. (a)	3,689	375,097
Encore Capital Group, Inc. (a)	10,285	314,927
Ezcorp, Inc. (a)	22,498	446,810
First Cash Financial Services, Inc. (a)	13,430	666,397
The First Marblehead Corp. (a)	24,003	18,648
MGIC Investment Corp. (a)	88,270	234,798
MoneyGram International, Inc. (a)	10,171	135,173
Nelnet, Inc., Class A	11,240	334,840

See Notes to Financial Statements.

60	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Lending (concluded)
Netspend Holdings, Inc. (a)	14,492	$171,295
Nicholas Financial, Inc.	4,819	59,756
Portfolio Recovery Associates, Inc. (a)(b)	8,000	854,880
Regional Management Corp. (a)	2,312	38,264
Tree.com, Inc.	2,914	52,539
World Acceptance Corp. (a)	4,897	365,120

		4,648,263

Consumer Services: Miscellaneous — 0.7%
Chuy’s Holdings, Inc. (a)	3,136	70,058
Coinstar, Inc. (a)	14,559	757,214
Collectors Universe, Inc.	2,524	25,316
Core-Mark Holdings Co., Inc.	5,290	250,482
Del Frisco’s Restaurant Group, Inc. (a)	2,670	41,625
Move, Inc. (a)	18,236	138,411
NutriSystem, Inc.	13,252	108,534
Sotheby’s	31,527	1,059,938
Steiner Leisure Ltd. (a)	7,065	340,462
WEX, Inc. (a)	18,084	1,362,991

		4,155,031

Containers & Packaging — 0.2%
AEP Industries, Inc. (a)	1,929	114,255
Berry Plastics Group, Inc. (a)	13,607	218,800
Graphic Packaging Holding Co. (a)	77,925	503,395
Myers Industries, Inc.	15,611	236,507
UFP Technologies, Inc. (a)	2,467	44,209

		1,117,166

Copper — 0.0%
Revett Minerals, Inc. (a)	11,432	32,238

Cosmetics — 0.1%
Elizabeth Arden, Inc. (a)	11,736	528,237
Inter Parfums, Inc.	7,661	149,083
Revlon, Inc., Class A (a)	5,199	75,386

		752,706

Diversified Financial Services — 0.7%
California First National Bancorp	1,115	16,669
DFC Global Corp. (a)	20,570	380,751
Duff & Phelps Corp.	14,753	230,442
Evercore Partners, Inc., Class A	13,365	403,489
FBR & Co. (a)	17,694	68,476
Fidus Investment Corp.	5,571	91,643
First California Financial Group, Inc. (a)	10,627	82,041
Greenhill & Co., Inc.	13,576	705,816
Intersections, Inc.	4,230	40,100
Main Street Capital Corp.	14,278	435,622
MidwestOne Financial Group, Inc.	3,144	64,483
Piper Jaffray Cos. (a)	7,105	228,284
Stifel Financial Corp. (a)(b)	25,039	800,497
Triangle Capital Corp.	12,772	325,558

		3,873,871

Diversified Manufacturing Operations — 0.5%
A.M. Castle & Co. (a)	7,774	114,822
Barnes Group, Inc.	25,260	567,340
Federal Signal Corp. (a)	28,853	219,571
Lydall, Inc. (a)	7,917	113,530
OSI Systems, Inc. (a)	9,257	592,818

Common Stocks	Shares	Value
Diversified Manufacturing Operations (concluded)
Raven Industries, Inc.	16,861	$444,456
Standex International Corp.	5,872	301,175
Trimas Corp. (a)	14,987	419,036

		2,772,748

Diversified Materials & Processing — 0.8%
Belden, Inc.	21,183	953,023
Cabot Microelectronics Corp.	10,954	388,977
Clarcor, Inc.	23,402	1,118,148
Encore Wire Corp.	7,664	232,296
Harbinger Group, Inc. (a)	19,157	147,317
Hexcel Corp. (a)	46,343	1,249,407
Insteel Industries, Inc.	8,208	102,436
Koppers Holdings, Inc.	9,643	367,880
NL Industries, Inc.	3,120	35,724
Tredegar Corp.	11,259	229,909
Uranium Energy Corp. (a)(b)	39,671	101,558

		4,926,675

Diversified Media — 0.1%
Belo Corp., Class A	43,605	334,451
EW Scripps Co. (a)	13,914	150,410

		484,861

Diversified Retail — 0.5%
The Bon-Ton Stores, Inc.	5,872	71,169
Fred’s, Inc., CLass A	16,979	225,990
Geeknet, Inc. (a)	2,023	32,570
Gordmans Stores, Inc. (a)	3,999	60,065
HSN, Inc.	17,376	957,070
Overstock.com, Inc. (a)(b)	5,385	77,059
PriceSmart, Inc.	8,476	653,076
Saks, Inc. (a)(b)	51,217	538,291
Tuesday Morning Corp. (a)	19,492	121,825
Winmark Corp.	1,012	57,684

		2,794,799

Drug & Grocery Store Chains — 0.6%
Arden Group, Inc., Class A	521	46,874
Casey’s General Stores, Inc.	17,735	941,728
Harris Teeter Supermarkets	20,469	789,285
Ingles Markets, Inc., Class A	5,669	97,847
Nash Finch Co.	5,630	119,806
The Pantry, Inc. (a)	10,777	130,725
PetMed Express, Inc.	9,432	104,695
Rite Aid Corp. (a)	307,059	417,600
Spartan Stores, Inc.	10,002	153,631
SUPERVALU, Inc. (b)	99,200	245,024
Susser Holdings Corp. (a)	5,204	179,486
Village Super Market, Inc., Class A	3,925	128,976
Weis Markets, Inc.	5,193	203,410

		3,559,087

Education Services — 0.4%
American Public Education, Inc. (a)	8,384	302,746
Bridgepoint Education, Inc. (a)	8,164	84,089
Capella Education Co. (a)	5,904	166,670
Career Education Corp. (a)	24,263	85,406
Corinthian Colleges, Inc. (a)	36,549	89,180
Education Management Corp. (a)	12,320	53,962
Franklin Covey Co. (a)	6,413	82,728

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	61

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Education Services (concluded)
Grand Canyon Education, Inc. (a)	18,580	$436,073
HealthStream, Inc. (a)	9,079	220,710
K12, Inc. (a)	12,426	253,987
Lincoln Educational Services Corp.	10,659	59,584
National American University Holdings, Inc.	4,853	18,684
Rosetta Stone, Inc. (a)	5,003	61,737
Strayer Education, Inc.	5,538	311,069
Universal Technical Institute, Inc.	10,021	100,611

		2,327,236

Electronic Components — 0.8%
3D Systems Corp. (a)(b)	21,798	1,162,923
Acacia Research Corp. (a)	23,141	593,567
Checkpoint Systems, Inc. (a)	18,737	201,235
InvenSense, Inc. (a)	16,987	188,726
Kemet Corp. (a)	20,973	105,494
Methode Electronics, Inc.	17,212	172,636
Multi-Fineline Electronix, Inc. (a)	4,087	82,598
Neonode, Inc. (a)	10,334	50,223
NVE Corp. (a)	2,244	124,520
Park Electrochemical Corp.	9,652	248,346
Rogers Corp. (a)	7,555	375,181
Sanmina Corp. (a)	37,922	419,797
ScanSource, Inc. (a)	12,782	406,084
TTM Technologies, Inc. (a)	24,660	226,872
Universal Display Corp. (a)	18,505	474,098
Viasystems Group, Inc. (a)	1,733	21,143

		4,853,443

Electronic Entertainment — 0.1%
DTS, Inc. (a)	8,543	142,668
Glu Mobile, Inc. (a)(b)	25,667	58,778
Take-Two Interactive Software, Inc. (a)	36,432	401,116

		602,562

Electronics — 0.4%
Agilysys, Inc. (a)	6,684	55,945
American Science & Engineering, Inc.	3,914	255,232
Coherent, Inc.	11,001	556,871
Daktronics, Inc.	16,889	186,961
II-VI, Inc. (a)	24,450	446,701
iRobot Corp. (a)	12,796	239,797
Newport Corp. (a)(b)	17,717	238,294
Richardson Electronics Ltd.	5,908	66,878
Rofin-Sinar Technologies, Inc. (a)	13,276	287,824

		2,334,503

Energy Equipment — 0.3%
C&J Energy Services, Inc. (a)	20,721	444,258
Capstone Turbine Corp. (a)	133,145	118,499
Enphase Energy, Inc. (a)	3,675	13,414
First Solar, Inc. (a)	28,052	866,246
FuelCell Energy, Inc. (a)	70,516	64,663
Matador Resources Co. (a)	6,497	53,275
STR Holdings, Inc. (a)	14,231	35,862
SunPower Corp. (a)	18,588	104,465

		1,700,682

Common Stocks	Shares	Value
Energy Equipment & Services — 0.1%
Geospace Technologies Corp. (a)(b)	5,938	$527,710
Pioneer Energy Services Corp. (a)	28,789	209,008

		736,718

Engineering & Contracting Services — 0.5%
Argan, Inc.	4,571	82,278
Dycom Industries, Inc. (a)	15,682	310,504
Exponent, Inc. (a)	6,202	346,258
Furmamite Corp. (a)	17,467	93,798
Hill International, Inc. (a)	10,600	38,796
Layne Christensen Co. (a)	9,231	224,036
Mastec, Inc. (a)	25,521	636,239
Michael Baker Corp.	3,997	99,645
Mistras Group, Inc. (a)	7,245	178,879
MYR Group, Inc. (a)	9,533	212,109
Tetra Tech, Inc. (a)	29,510	780,539
VSE Corp.	1,801	44,142

		3,047,223

Entertainment — 0.4%
Ascent Capital Group, Inc., Class A (a)	6,560	406,326
Carmike Cinemas, Inc. (a)	8,268	124,020
Lions Gate Entertainment Corp. (a)	39,493	647,685
Live Nation Entertainment, Inc. (a)(b)	65,169	606,723
Reading International, Inc., Class A (a)	7,494	45,039
Rentrak Corp. (a)	4,348	84,743
SHFL Entertainment, Inc. (a)	25,541	370,345
World Wrestling Entertainment, Inc.	12,658	99,872

		2,384,753

Environmental, Maintenance, & Security Service — 0.7%
ABM Industries, Inc.	25,005	498,850
The Brink’s Co.	21,995	627,517
G&K Services, Inc., Class A	8,793	300,281
The Geo Group, Inc.	32,834	925,919
Healthcare Services Group, Inc.	31,271	726,425
Mac-Gray Corp.	5,509	69,138
Standard Parking Corp. (a)	7,216	158,680
Swisher Hygiene, Inc. (a)	52,371	91,649
Unifirst Corp.	6,722	492,857

		3,891,316

Fertilizers — 0.0%
Rentech, Inc.	60,976	160,367

Financial Data & Systems — 0.5%
Advent Software, Inc. (a)	14,696	314,201
Cardtronics, Inc. (a)	20,510	486,907
Cass Information Systems, Inc.	4,721	199,226
Euronet Worldwide, Inc. (a)	23,588	556,677
Fair Isaac Corp.	15,947	670,253
Global Cash Access, Inc. (a)	14,592	114,401
Green Dot Corp., Class A (a)	11,303	137,897
Heartland Payment Systems, Inc.	18,046	532,357
Higher One Holdings, Inc. (a)(b)	14,984	157,931

		3,169,850

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc. (a)	3,273	62,482

See Notes to Financial Statements.

62	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Foods — 1.3%
Annie’s, Inc. (a)	2,329	$77,858
B&G Foods, Inc., Class A	24,479	693,000
The Chefs’ Warehouse, Inc. (a)	5,045	79,761
Chiquita Brands International, Inc. (a)	21,342	176,072
Diamond Foods, Inc. (b)	10,303	140,842
Dole Food Co., Inc. (a)	16,644	190,907
The Hain Celestial Group, Inc. (a)(b)	17,158	930,307
Inventure Foods, Inc. (a)	6,015	39,037
J&J Snack Foods Corp.	6,881	439,971
John B. Sanfilippo & Son, Inc.	3,657	66,484
Lancaster Colony Corp.	8,596	594,757
Lifeway Foods, Inc.	2,060	18,004
Medifast, Inc. (a)	6,469	170,717
Natures Sunshine Prods, Inc.	5,257	76,121
Nutraceutical International Corp.	4,014	66,392
Omega Protein Corp. (a)	8,946	54,750
Post Holdings, Inc. (a)	12,650	433,262
Roundy’s, Inc. (b)	9,528	42,400
Seneca Foods Corp. (a)	4,137	125,765
Smart Balance, Inc. (a)	27,464	354,286
Snyders-Lance, Inc.	20,553	495,533
Synutra International, Inc. (a)	8,096	37,484
Tootsie Roll Industries, Inc.	11,000	285,120
TreeHouse Foods, Inc. (a)	16,704	870,780
United Natural Foods, Inc. (a)	22,728	1,217,994
Westway Group, Inc. (a)	5,457	36,398

		7,714,002

Forest Products — 0.1%
Deltic Timber Corp.	5,057	357,125
Universal Forest Products, Inc.	9,170	348,827

		705,952

Forms & Bulk Printing Services — 0.3%
Consolidated Graphics, Inc. (a)	3,650	127,458
Deluxe Corp.	23,728	764,991
Ennis, Inc.	12,109	187,326
Innerworkings, Inc. (a)	14,775	203,599
Multi-Color Corp.	6,209	148,954
Quad/Graphics, Inc.	11,690	238,359
Schawk, Inc.	5,512	72,538

		1,743,225

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	7,447	88,396
Hillenbrand, Inc.	25,703	581,145
Matthews International Corp., Class A	13,077	419,772
Stewart Enterprises, Inc., Class A	34,929	266,857

		1,356,170

Gas Pipeline — 0.2%
Crosstex Energy, Inc.	19,461	279,071
SemGroup Corp. (a)	19,740	771,439

		1,050,510

Glass — 0.1%
Apogee Enterprises, Inc.	13,216	316,788

Gold — 0.3%
Coeur d’Alene Mines Corp. (a)	41,843	1,029,338
Gold Reserve, Inc. (a)	24,332	80,539

Common Stocks	Shares	Value
Gold (concluded)
Gold Resource Corp.	13,864	$213,644
Golden Star Resources Ltd. (a)	120,288	221,330
Midway Gold Corp. (a)	59,782	83,097
Vista Gold Corp. (a)	26,968	72,813

		1,700,761

Health Care Facilities — 0.7%
Amsurg Corp. (a)	14,714	441,567
Assisted Living Concepts, Inc.	9,142	89,135
Capital Senior Living Corp. (a)	13,137	245,531
Emeritus Corp. (a)	14,307	353,669
The Ensign Group, Inc.	8,095	220,103
Five Star Quality Care, Inc. (a)	14,232	71,302
Hanger Orthopedic Group, Inc. (a)	15,869	434,176
HealthSouth Corp. (a)	44,455	938,445
Kindred Healthcare, Inc. (a)	24,588	266,042
National Healthcare Corp.	4,901	230,445
Select Medical Holdings Corp.	16,302	153,728
Skilled Healthcare Group, Inc., Class A (a)	8,804	56,081
Sunrise Senior Living, Inc. (a)	27,137	390,230
US Physical Therapy, Inc.	5,500	151,470
Vanguard Health Systems, Inc. (a)	14,727	180,406

		4,222,330

Health Care Management Services — 0.7%
Bioscript, Inc. (a)	20,488	220,656
Centene Corp. (a)	23,994	983,754
Computer Programs & Systems, Inc.	5,154	259,452
Magellan Health Services, Inc. (a)	12,717	623,133
Molina Healthcare, Inc. (a)	13,971	378,055
National Research Corp.	1,138	61,680
Triple-S Management Corp. (a)	8,966	165,602
Universal American Corp.	17,503	150,351
WellCare Health Plans, Inc. (a)	20,074	977,403

		3,820,086

Health Care Services — 1.6%
Acadia Healthcare Co., Inc. (a)(b)	12,564	293,118
Accretive Health, Inc. (a)	26,257	303,531
Air Methods Corp.	17,910	660,700
Almost Family, Inc.	3,846	77,920
Amedisys, Inc. (a)	14,015	157,949
AMN Healthcare Services, Inc. (a)	20,640	238,392
athenahealth, Inc. (a)	16,685	1,225,513
Chemed Corp.	8,958	614,429
Chindex International, Inc. (a)	5,381	56,501
Corvel Corp. (a)	2,929	131,307
Cross Country Healthcare, Inc. (a)	12,638	60,662
ePocrates, Inc. (a)	8,557	75,473
ExamWorks Group, Inc. (a)	13,604	190,320
Gentiva Health Services, Inc. (a)	14,146	142,167
Globus Medical, Inc., Class A (a)	4,605	48,306
Greenway Medical Technologies (a)	3,720	57,139
Healthways, Inc. (a)	15,574	166,642
HMS Holdings Corp. (a)(b)	40,004	1,036,904
IPC The Hospitalist Co., Inc. (a)	7,720	306,561
LHC Group, Inc. (a)	7,298	155,447
Medidata Solutions, Inc. (a)	10,337	405,107
MWI Veterinary Supply, Inc. (a)	5,922	651,420
Omnicell, Inc. (a)	15,571	231,541

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	63

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Services (concluded)
PharMerica Corp. (a)(b)	13,721	$195,387
Quality Systems, Inc.	18,496	321,091
Ryman Hospitality Properties	14,774	568,208
Team Health Holdings, Inc. (a)	13,170	378,901
WebMD Health Corp. (a)	23,585	338,209

		9,088,845

Health Care: Miscellaneous — 0.1%
MedAssets, Inc. (a)	27,094	454,367
The Providence Service Corp. (a)	6,081	103,316

		557,683

Home Building — 0.6%
Beazer Homes USA, Inc. (a)	11,496	194,167
Hovnanian Enterprises, Inc., Class A (a)(b)	49,147	344,029
KB Home	35,971	568,342
M/I Homes, Inc. (a)(b)	9,992	264,788
MDC Holdings, Inc.	17,848	656,093
Meritage Homes Corp. (a)	14,259	532,574
Ryland Group, Inc.	20,790	758,835
Standard-Pacific Corp. (a)	53,989	396,819

		3,715,647

Hotel/Motel — 0.2%
Bloomin’ Brands, Inc. (a)	8,543	133,613
Marcus Corp.	8,967	111,818
Morgans Hotel Group Co. (a)	10,081	55,849
Orient Express Hotels Ltd., Class A (a)	44,695	522,485
Red Lion Hotels Corp. (a)	6,278	49,533

		873,298

Household Appliances — 0.0%
National Presto Industries, Inc.	2,250	155,475

Household Equipment & Products — 0.2%
American Greetings Corp., Class A	14,709	248,435
Blyth, Inc.	4,890	76,040
Central Garden & Pet Co., Class A (a)	17,941	187,483
CSS Industries, Inc.	4,445	97,301
Helen of Troy Ltd. (a)(b)	14,739	492,135
Libbey, Inc. (a)	9,545	184,696

		1,286,090

Household Furnishings — 0.3%
American Woodmark Corp. (a)	4,523	125,830
Bassett Furniture Industries, Inc.	5,277	65,804
Ethan Allen Interiors, Inc.	11,275	289,880
Flexsteel Industries, Inc.	2,024	43,415
Hooker Furniture Corp.	5,005	72,723
Kirkland’s, Inc. (a)	6,195	65,605
La-Z-Boy, Inc.	24,112	341,185
Lifetime Brands, Inc.	4,516	47,915
Sealy Corp. (a)(b)	23,014	49,940
Select Comfort Corp. (a)	26,435	691,804

		1,794,101

Insurance: Life — 0.5%
American Equity Investment Life Holding Co.	27,578	336,727
Citizens, Inc. (a)(b)	17,803	196,723
CNO Financial Group, Inc.	97,189	906,773
FBL Financial Group, Inc., Class A	4,441	151,927
Independence Holding Co.	3,730	35,510

Common Stocks	Shares	Value
Insurance: Life (concluded)
Kansas City Life Insurance Co.	1,881	$71,779
National Western Life Insurance Co., Class A	979	154,428
The Phoenix Cos., Inc. (a)	2,667	65,955
Primerica, Inc.	21,535	646,265
Symetra Financial Corp.	35,641	462,620

		3,028,707

Insurance: Multi-Line — 0.5%
Alterra Capital Holdings Ltd.	39,908	1,125,006
Crawford & Co., Class B	12,359	98,625
Eastern Insurance Holdings, Inc.	3,032	51,787
eHealth, Inc. (a)	9,216	253,256
Fortegra Financial Corp. (a)	3,345	29,737
Horace Mann Educators Corp.	18,421	367,683
Maiden Holdings Ltd.	23,516	216,112
Pico Holdings, Inc. (a)	10,622	215,308
Platinum Underwriters Holdings Ltd.	15,335	705,410

		3,062,924

Insurance: Property-Casualty — 1.4%
American Safety Insurance Holdings Ltd. (a)	4,236	80,145
Amerisafe, Inc. (a)	8,487	231,271
AmTrust Financial Services, Inc.	12,618	362,010
Argo Group International Holdings Ltd.	12,060	405,095
Baldwin & Lyons, Inc., Class B	4,338	103,505
Donegal Group, Inc., Class A	3,743	52,552
EMC Insurance Group, Inc.	2,177	51,987
Employers Holdings, Inc.	10,430	214,649
Enstar Group Ltd. (a)	3,918	438,738
First American Financial Corp.	49,554	1,193,756
Global Indemnity Plc (a)	4,781	105,804
Greenlight Capital Re Ltd. (a)	13,111	302,602
Hallmark Financial Services, Inc. (a)	6,614	62,105
Hilltop Holdings, Inc. (a)	18,546	251,113
Homeowners Choice, Inc.	3,976	82,661
Infinity Property & Casualty Corp.	5,526	321,834
Investors Title Co.	578	34,680
Meadowbrook Insurance Group, Inc.	23,786	137,483
Montpelier Re Holdings Ltd. (b)	23,449	536,044
National Interstate Corp.	2,977	85,797
Navigators Group, Inc. (a)	4,660	237,986
OneBeacon Insurance Group Ltd.	10,777	149,800
Radian Group, Inc.	62,293	380,610
RLI Corp.	9,942	642,850
Safety Insurance Group, Inc.	5,988	276,466
SeaBright Holdings, Inc.	9,351	103,516
Selective Insurance Group, Inc.	25,728	495,779
State Auto Financial Corp.	7,014	104,789
Stewart Information Services Corp.	8,572	222,872
Tower Group, Inc.	16,288	289,438
United Fire Group, Inc.	9,399	205,274
Universal Insurance Holdings, Inc.	9,518	41,689

		8,204,900

International Trade & Diversified Logistic — 0.0%
Global Sources Ltd. (a)	8,802	57,037

Internet & Catalog Retail — 0.0%
Kayak Software Corp. (a)	1,638	65,061
Vitacost.com, Inc. (a)	10,259	69,556

		134,617

See Notes to Financial Statements.

64	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services — 0.0%
E2open, Inc.	2,149	$30,430

Leisure Time — 1.2%
Black Diamond, Inc. (a)	9,501	77,908
Bluegreen Corp. (a)	6,759	63,399
Callaway Golf Co.	30,225	196,463
Churchill Downs, Inc.	6,034	400,959
International Speedway Corp., Class A	12,840	354,641
Interval Leisure Group, Inc.	18,006	349,136
Johnson Outdoors, Inc. (a)	2,544	50,677
Life Time Fitness, Inc. (a)	19,934	980,952
Marriott Vacations Worldwide Corp. (a)	12,207	508,666
Orbitz Worldwide, Inc. (a)	10,579	28,775
Pool Corp.	22,082	934,510
Premier Exhibitions, Inc. (a)	11,852	32,119
Six Flags Entertainment Corp.	18,472	1,130,486
Smith & Wesson Holding Corp. (a)	30,240	255,226
Speedway Motorsports, Inc.	5,317	94,855
Steinway Musical Instruments, Inc. (a)	3,103	65,628
Sturm Ruger & Co., Inc. (b)	8,919	404,923
Town Sports International Holdings, Inc.	10,756	114,551
Vail Resorts, Inc.	16,707	903,682
West Marine, Inc. (a)	6,885	74,014

		7,021,570

Luxury Items — 0.0%
Movado Group, Inc.	8,199	251,545

Machinery: Agricultural — 0.2%
Alamo Group, Inc.	3,203	104,546
Lindsay Manufacturing Co.	5,918	474,150
Titan International, Inc.	22,230	482,836
Titan Machinery, Inc. (a)	7,859	194,117

		1,255,649

Machinery: Construction & Handling — 0.1%
Astec Industries, Inc.	9,318	310,569
Douglas Dynamics, Inc.	10,293	148,116
NACCO Industries, Inc., Class A	2,564	155,609

		614,294

Machinery: Engines — 0.1%
Briggs & Stratton Corp.	22,665	477,778

Machinery: Industrial — 1.4%
Actuant Corp., Class A	33,917	946,623
Altra Holdings, Inc.	12,511	275,868
Applied Industrial Technologies, Inc.	19,658	825,833
Chart Industries, Inc. (a)(b)	13,929	928,646
Columbus McKinnon Corp. (a)	8,942	147,722
DXP Enterprises, Inc. (a)	4,086	200,500
EnPro Industries, Inc. (a)	9,535	389,981
Flow International Corp. (a)	22,268	77,938
Graham Corp.	4,621	90,110
Hardinge, Inc.	5,437	54,044
Hyster-Yale Materials Handling, Inc.	5,098	248,782
John Bean Technologies Corp.	13,418	238,438
Kadant, Inc. (a)	5,402	143,207
Middleby Corp. (a)	8,711	1,116,837
MTS Systems Corp.	7,471	380,498
Omega Flex, Inc.	1,265	15,635
Proto Labs, Inc. (a)	2,349	92,598
Sauer-Danfoss, Inc.	5,470	291,934

Common Stocks	Shares	Value
Machinery: Industrial (concluded)
Tennant Co.	8,766	$385,266
Twin Disc, Inc.	3,946	68,779
Woodward, Inc.	32,207	1,228,053

		8,147,292

Machinery: Specialty — 0.1%
Albany International Corp., Class A	12,825	290,871
Cascade Corp.	4,232	272,118
Hurco Cos., Inc. (a)	2,972	68,356

		631,345

Manufactured Housing — 0.0%
Cavco Industries, Inc. (a)	3,193	159,586

Medical & Dental Instruments & Supplies — 2.4%
Abiomed, Inc. (a)	15,605	210,043
Align Technology, Inc. (a)	33,486	929,236
Alphatec Holdings, Inc. (a)	25,854	42,659
AngioDynamics, Inc. (a)	11,367	124,923
Anika Therapeutics, Inc. (a)	5,600	55,664
Antares Pharma, Inc. (a)	49,879	190,039
AtriCure, Inc. (a)	6,904	47,638
Atrion Corp.	729	142,884
Cantel Medical Corp.	9,874	293,554
Cardiovascular Systems, Inc. (a)	7,847	98,480
Cerus Corp. (a)	25,484	80,529
Conceptus, Inc. (a)(b)	14,594	306,620
CONMED Corp.	13,161	367,850
CryoLife, Inc.	12,896	80,342
Derma Sciences, Inc. (a)	5,362	59,572
Endologix, Inc. (a)	25,787	367,207
Exactech, Inc. (a)	3,907	66,224
Hansen Medical, Inc. (a)	26,059	54,203
Heartware International, Inc. (a)	6,572	551,719
ICU Medical, Inc. (a)	5,817	354,430
Insulet Corp. (a)	22,246	472,060
Integra LifeSciences Holdings Corp. (a)	9,064	353,224
Invacare Corp.	14,771	240,767
Landauer, Inc.	4,382	268,222
MAKO Surgical Corp. (a)	18,372	236,448
Meridian Bioscience, Inc.	19,271	390,238
Merit Medical Systems, Inc. (a)	19,549	271,731
Navidea Biopharmaceuticals, Inc. (a)(b)	45,055	127,506
Neogen Corp. (a)(b)	10,969	497,115
NuVasive, Inc. (a)	20,108	310,870
OraSure Technologies, Inc. (a)	25,370	182,157
Orthofix International NV (a)	8,701	342,210
Owens & Minor, Inc.	29,592	843,668
PSS World Medical, Inc. (a)	23,493	678,478
Quidel Corp. (a)	13,101	244,596
Rochester Medical Corp. (a)	4,949	49,886
Rockwell Medical Technologies, Inc. (a)	9,753	78,512
Staar Surgical Co. (a)	16,991	103,645
Steris Corp.	26,934	935,418
SurModics, Inc. (a)	5,960	133,266
Symmetry Medical, Inc. (a)	17,023	179,082
Tornier NV (a)	7,418	124,548
Unilife Corp. (a)	37,579	85,304
Utah Medical Products, Inc.	1,467	52,885
Vascular Solutions, Inc. (a)	7,546	119,227
Volcano Corp. (a)	24,789	585,268

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	65

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Medical & Dental Instruments & Supplies (concluded)
West Pharmaceutical Services, Inc.	15,775	$863,681
Wright Medical Group, Inc. (a)	18,295	384,012
Young Innovations, Inc.	2,555	100,692

		13,678,532

Medical Equipment — 1.0%
Abaxis, Inc.	10,103	374,821
Accuray, Inc. (a)	33,255	213,830
Affymetrix, Inc. (a)	33,145	105,070
Analogic Corp.	5,709	424,179
ArthroCare Corp. (a)	12,870	445,173
Cyberonics, Inc. (a)	12,833	674,117
Cynosure, Inc., Class A (a)	5,754	138,729
DexCom, Inc. (a)	31,934	434,622
EnteroMedics, Inc. (a)	12,573	35,204
Fluidigm Corp. (a)(b)	11,288	161,531
Greatbatch, Inc. (a)	10,948	254,431
Haemonetics Corp. (a)	23,576	962,844
Luminex Corp. (a)	19,473	326,367
Masimo Corp.	23,255	488,588
Merge Healthcare, Inc. (a)	27,642	68,276
Natus Medical, Inc. (a)	13,693	153,088
NxStage Medical, Inc. (a)	24,125	271,406
Palomar Medical Technologies, Inc. (a)	9,075	83,581
Solta Medical, Inc. (a)	32,064	85,611
Spectranetic Corp. (a)	15,992	236,202
Zeltiq Aesthetics, Inc. (a)	8,059	37,313

		5,974,983

Medical Services — 0.2%
Bio-Reference Labs, Inc. (a)	11,466	328,960
Parexel International Corp. (a)	27,880	824,969

		1,153,929

Metal Fabricating — 0.7%
Ampco-Pittsburgh Corp.	3,999	79,900
Compx International, Inc.	465	6,478
Dynamic Materials Corp.	6,298	87,542
The Eastern Co.	2,903	45,926
Haynes International, Inc.	5,725	296,956
Kaydon Corp.	14,951	357,777
L.B. Foster Co., Class A	4,233	183,882
Metals USA Holdings Corp.	5,401	94,464
Mueller Industries, Inc.	9,235	462,027
Mueller Water Products, Inc., Series A	73,107	410,130
NN, Inc. (a)	7,984	73,133
Northwest Pipe Co. (a)	4,324	103,171
RBC Bearings, Inc. (a)	10,318	516,622
Rexnord Corp. (a)	13,397	285,356
RTI International Metals, Inc. (a)	14,102	388,651
Worthington Industries, Inc.	24,361	633,142

		4,025,157

Metals & Minerals: Diversified — 0.7%
AMCOL International Corp.	11,748	360,429
General Moly, Inc. (a)	31,299	125,509
Globe Specialty Metals, Inc.	28,627	393,621
Hecla Mining Co.	132,791	774,172
Materion Corp.	9,497	244,833
McEwen Mining, Inc. (a)	100,935	386,581
Minerals Technologies, Inc.	16,483	658,001

Common Stocks	Shares	Value
Metals & Minerals: Diversified (concluded)
Oil-Dri Corp. of America	2,271	$62,680
Paramount Gold and Silver Corp. (a)	60,457	140,260
SunCoke Energy, Inc. (a)	32,569	507,751
United States Lime & Minerals, Inc. (a)	787	37,083
Uranerz Energy Corp. (a)	30,659	42,616
US Antimony Corp. (a)	25,527	44,927
US Silica Holdings, Inc. (b)	5,497	91,965

		3,870,428

Miscellaneous Consumer Staples — 0.1%
Spectrum Brands Holdings, Inc. (a)	10,708	481,110

Office Supplies & Equipment — 0.6%
ACCO Brands Corp. (a)	52,617	386,209
AT Cross Co., Class A (a)	4,426	47,712
Electronics for Imaging, Inc. (a)	21,562	409,462
Herman Miller, Inc.	27,152	581,596
HNI Corp.	21,246	638,655
Kimball International, Inc., Class B	15,177	176,205
Knoll, Inc.	22,317	342,789
Steelcase, Inc., Class A	35,506	452,346
United Stationers, Inc.	18,909	585,990

		3,620,964

Offshore Drilling & Other Services — 0.1%
Hercules Offshore, Inc. (a)	73,879	456,572
Vantage Drilling Co. (a)	88,873	162,638

		619,210

Oil Well Equipment & Services — 1.4%
Basic Energy Services, Inc. (a)	14,366	163,916
Bolt Technology Corp.	3,962	56,538
Cal Dive International, Inc. (a)	45,131	78,077
Dawson Geophysical Co. (a)	3,684	97,184
Dril-Quip, Inc. (a)	18,713	1,366,985
Edgen Group, Inc. (a)	6,712	47,387
Exterran Holdings, Inc. (a)	30,191	661,787
Flotek Industries, Inc. (a)	23,049	281,198
Forbes Energy Services Ltd. (a)	6,579	16,645
Forum Energy Technologies, Inc. (a)	10,344	256,014
Global Geophysical Services, Inc. (a)	8,936	34,404
Gulf Island Fabrication, Inc.	6,709	161,217
Helix Energy Solutions Group, Inc. (a)	49,196	1,015,405
Hornbeck Offshore Services, Inc. (a)	16,445	564,721
ION Geophysical Corp. (a)(b)	61,436	399,948
Key Energy Services, Inc. (a)	70,382	489,155
Lufkin Industries, Inc.	15,652	909,851
Matrix Service Co. (a)	11,981	137,781
Mitcham Industries, Inc. (a)	5,934	80,880
Natural Gas Services Group, Inc. (a)	5,695	93,512
Newpark Resources, Inc. (a)	41,872	328,695
Parker Drilling Co. (a)	54,790	252,034
RigNet, Inc. (a)	5,641	115,246
Tesco Corp. (a)	14,158	161,260
Tetra Technologies, Inc. (a)	36,155	274,416
TGC Industries, Inc.	6,876	56,314
Willbros Group, Inc. (a)	18,203	97,568

		8,198,138

Oil, Gas & Consumable Fuels — 0.1%
Emerald Oil, Inc. (a)	7,470	39,143
EPL Oil & Gas, Inc. (a)	12,942	291,842

		330,985

See Notes to Financial Statements.

66	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil: Crude Producers — 2.6%
Abraxas Petroleum Corp. (a)	38,555	$84,435
Apco Oil and Gas International, Inc.	4,305	52,995
Approach Resources, Inc. (a)	15,502	387,705
Berry Petroleum Co., Class A	24,395	818,452
Bill Barrett Corp. (a)	22,417	398,798
Bonanza Creek Energy, Inc. (a)(b)	4,631	128,696
BPZ Resources, Inc. (a)(b)	48,687	153,364
Callon Petroleum Co. (a)	18,453	86,729
Carrizo Oil & Gas, Inc. (a)	18,422	385,388
Ceres, Inc. (a)	3,130	14,210
Clayton Williams Energy, Inc. (a)	2,746	109,840
Comstock Resources, Inc. (a)	22,373	338,504
Contango Oil & Gas Co.	5,933	251,322
Crimson Exploration, Inc. (a)	9,888	27,093
Diamondback Energy, Inc. (a)	6,630	126,766
Endeavour International Corp. (a)(b)	21,690	112,354
Energy XXI Bermuda Ltd.	36,728	1,182,274
Evolution Petroleum Corp. (a)(b)	7,613	61,894
Forest Oil Corp. (a)(b)	54,873	367,100
FX Energy, Inc. (a)	24,686	101,459
Gastar Exploration Ltd. (a)	26,210	31,714
Goodrich Petroleum Corp. (a)	12,112	112,884
Gulfport Energy Corp. (a)	25,934	991,197
Halcon Resources Corp. (a)	51,916	359,259
Harvest Natural Resources, Inc. (a)	18,296	165,945
Isramco, Inc. (a)	470	48,875
Kodiak Oil & Gas Corp. (a)	122,722	1,086,090
Magnum Hunter Resources Corp. (a)	68,702	274,121
McMoRan Exploration Co. (a)	47,292	759,037
Midstates Petroleum Co., Inc. (a)	11,322	78,009
Northern Oil and Gas, Inc. (a)	29,578	497,502
Oasis Petroleum, Inc. (a)	37,176	1,182,197
Panhandle Oil & Gas, Inc.	3,226	91,070
PDC Energy, Inc. (a)	13,950	463,280
Penn Virginia Corp.	25,730	113,469
Petroquest Energy, Inc. (a)	26,420	130,779
Quicksilver Resources, Inc. (a)	54,761	156,616
Resolute Energy Corp. (a)	22,386	181,998
Rex Energy Corp. (a)	20,109	261,819
Rosetta Resources, Inc. (a)	24,630	1,117,217
Sanchez Energy Corp. (a)	5,393	97,074
Saratoga Resources, Inc. (a)	9,520	33,701
Stone Energy Corp. (a)	23,038	472,740
Swift Energy Co. (a)	19,946	306,969
Synergy Resources Corp. (a)	18,164	97,904
Triangle Petroleum Corp. (a)	20,695	123,963
Vaalco Energy, Inc. (a)	26,942	233,048
W&T Offshore, Inc.	16,212	259,878
Warren Resources, Inc. (a)	33,488	94,101
ZaZa Energy Corp. (a)	11,631	23,844

		15,035,678

Oil: Integrated — 0.1%
Targa Resources, Inc.	13,479	712,230

Oil: Refining & Marketing — 0.4%
Adams Resources & Energy, Inc.	1,126	39,489
Alon USA Energy, Inc.	4,818	87,158
Arabian American Development Co. (a)	9,802	81,455
Clean Energy Fuels Corp. (a)(b)	31,149	387,805

Common Stocks	Shares	Value
Oil: Refining & Marketing (concluded)
CVR Energy, Inc. (a)	7,842	$382,611
Delek US Holdings, Inc.	8,138	206,054
Miller Energy Resources, Inc. (a)	14,671	58,097
Renewable Energy Group, Inc. (a)	3,734	21,881
Western Refining, Inc.	26,864	757,296

		2,021,846

Paints & Coatings — 0.2%
Chase Corp.	2,905	54,033
Ferro Corp. (a)	40,478	169,198
H.B. Fuller Co.	23,236	809,078

		1,032,309

Paper — 0.6%
Boise, Inc.	46,771	371,829
Buckeye Technologies, Inc.	18,368	527,345
Clearwater Paper Corp. (a)	10,857	425,160
Kapstone Paper and Packaging Corp.	18,780	416,728
Neenah Paper, Inc.	7,348	209,198
P.H. Glatfelter Co.	19,868	347,293
Resolute Forest Products (a)	37,667	498,711
Schweitzer-Mauduit International, Inc.	14,513	566,442
Wausau Paper Corp.	20,472	177,288

		3,539,994

Personal Care — 0.1%
Female Health Co.	9,057	65,029
Orchids Paper Products Co.	2,653	53,644
PhotoMedex, Inc. (a)(b)	6,064	87,988
USANA Health Sciences, Inc. (a)(b)	2,773	91,315
WD-40 Co.	7,408	348,991

		646,967

Pharmaceuticals — 1.9%
Achillion Pharmaceuticals, Inc. (a)	27,792	222,892
Acura Pharmaceuticals, Inc. (a)	5,863	13,016
Akorn, Inc. (a)	26,467	353,599
Ampio Pharmaceuticals, Inc. (a)(b)	12,259	44,010
Anacor Pharmaceuticals, Inc. (a)	7,685	39,962
Auxilium Pharmaceuticals, Inc. (a)	22,517	417,240
Avanir Pharmaceuticals, Inc. (a)	63,547	167,129
BioCryst Pharmaceuticals, Inc. (a)	23,438	33,282
Biospecifics Technologies (a)	2,295	34,310
Cadence Pharmaceuticals, Inc. (a)	28,106	134,628
Cambrex Corp. (a)	13,815	157,215
Cempra, Inc. (a)	2,014	12,889
Corcept Therapeutics, Inc. (a)	23,709	33,904
Cumberland Pharmaceuticals, Inc. (a)	5,501	23,104
Depomed, Inc. (a)	25,927	160,488
Endocyte, Inc. (a)(b)	13,806	123,978
Hi-Tech Pharmacal Co., Inc.	4,984	174,340
Impax Laboratories, Inc. (a)	31,196	639,206
Infinity Pharmaceuticals, Inc. (a)	13,214	462,490
Ironwood Pharmaceuticals, Inc. (a)	35,080	389,037
Isis Pharmaceuticals, Inc. (a)(b)	46,763	489,141
Jazz Pharmaceuticals Plc (a)	19,353	1,029,579
Lannett Co., Inc. (a)	7,608	37,736
MAP Pharmaceuticals, Inc. (a)	13,142	206,461
The Medicines Co. (a)	25,662	615,118
Obagi Medical Products, Inc. (a)	8,551	116,208

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	67

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Optimer Pharmaceuticals, Inc. (a)	21,973	$198,856
Pacira Pharmaceuticals, Inc. (a)	8,619	150,574
Pain Therapeutics, Inc. (a)	17,953	48,653
Pernix Therapeutics Holdings, Inc. (a)	4,120	31,930
Pharmacyclics, Inc. (a)	25,350	1,467,765
Pozen, Inc. (a)	12,495	62,600
Prestige Brands Holdings, Inc. (a)	23,394	468,582
Questcor Pharmaceuticals, Inc. (b)	25,061	669,630
Sagent Pharmaceuticals, Inc. (a)	4,410	70,957
Santarus, Inc. (a)	25,582	280,890
Sciclone Pharmaceuticals, Inc. (a)	26,644	114,836
SIGA Technologies, Inc. (a)(b)	16,565	43,400
Spectrum Pharmaceuticals, Inc.	27,762	310,657
Supernus Pharmaceuticals, Inc. (a)	2,025	14,519
Vical, Inc. (a)	35,693	103,867
Vivus, Inc. (a)(b)	46,471	623,641
Xenoport, Inc. (a)	20,043	155,734
Zogenix, Inc. (a)	26,241	34,900

		10,982,953

Plastics — 0.1%
A. Schulman, Inc.	13,728	397,151
Spartech Corp. (a)	14,409	130,690

		527,841

Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc. (a)	18,438	254,629
Generac Holdings, Inc. (a)	11,529	395,560
Global Power Equipment Group, Inc.	7,986	136,960
Maxwell Technologies, Inc. (a)	13,582	112,595
Powell Industries, Inc. (a)	4,131	171,561
Power-One, Inc. (a)	31,248	128,429
Vicor Corp. (a)	9,270	50,243

		1,249,977

Precious Metals & Minerals — 0.2%
Golden Minerals Co. (a)(b)	15,599	71,599
Horsehead Holding Corp. (a)	20,394	208,223
Stillwater Mining Co. (a)(b)	53,943	689,392

		969,214

Printing & Copying Services — 0.1%
Casella Waste Systems, Inc. (a)	17,449	76,427
Cenveo, Inc. (a)(b)	25,175	67,972
VistaPrint NV (a)(b)	15,884	521,948

		666,347

Producer Durables: Miscellaneous — 0.1%
Blount International, Inc. (a)	22,690	358,956
Park-Ohio Holdings Corp. (a)	4,028	85,836

		444,792

Production Technology Equipment — 1.3%
ATMI, Inc. (a)	14,839	309,838
Axcelis Technologies, Inc. (a)	49,958	69,442
Brooks Automation, Inc.	30,916	248,874
Cognex Corp.	19,940	734,191
Cohu, Inc.	11,319	122,698
Cymer, Inc. (a)	14,415	1,303,548
Electro Scientific Industries, Inc.	10,641	105,878
Entegris, Inc. (a)	63,956	587,116

Common Stocks	Shares	Value
Production Technology Equipment (concluded)
FEI Co.	17,650	$978,869
GSI Group, Inc. (a)	13,546	117,308
Intevac, Inc. (a)	10,570	48,305
LTX-Credence Corp. (a)	22,793	149,522
Mattson Technology, Inc. (a)	23,752	19,952
MKS Instruments, Inc.	24,450	630,321
Nanometrics, Inc. (a)	10,884	156,947
Photronics, Inc. (a)	28,160	167,834
Rudolph Technologies, Inc. (a)(b)	14,927	200,768
Tessera Technologies, Inc.	24,175	396,953
Ultra Clean Holdings, Inc. (a)	12,781	62,755
Ultratech, Inc. (a)(b)	12,185	454,500
Veeco Instruments, Inc. (a)	18,103	534,401

		7,400,020

Publishing — 0.3%
Courier Corp.	4,443	48,873
Daily Journal Corp. (a)	427	39,519
The Dolan Co. (a)	14,376	55,923
Journal Communications, Inc., Class A (a)	19,735	106,766
Martha Stewart Living Omnimedia, Inc., Class A	12,884	31,566
McClatchy Co., Class A (a)	27,194	88,924
Meredith Corp. (b)	16,880	581,516
The New York Times Co., Class A (a)	63,391	540,725
Scholastic Corp.	12,077	356,996
Value Line, Inc.	607	5,445

		1,856,253

Radio & TV Broadcasters — 0.2%
Beasley Broadcasting Group, Inc., Class A	1,845	9,022
Central European Media Enterprises Ltd. (a)	17,132	105,019
Crown Media Holdings, Inc., Class A (a)	16,070	29,730
Cumulus Media, Inc., Class A (a)(b)	28,888	77,131
Entercom Communications Corp. (a)	11,203	78,197
Entravision Communications Corp., Class A	23,679	39,307
Fisher Communications, Inc.	4,080	110,119
Lin TV Corp., Class A (a)	14,212	107,016
Nexstar Broadcasting Group, Inc., Class A (a)	5,200	55,068
Outdoor Channel Holdings, Inc.	6,893	52,387
Saga Communications, Inc.	1,632	75,888
Salem Communications Corp., Class A	4,760	25,990
Sinclair Broadcast Group, Inc., Class A	23,453	295,977

		1,060,851

Railroad Equipment — 0.1%
American Railcar Industries, Inc.	4,395	139,453
Freightcar America, Inc.	5,532	124,028
Greenbrier Cos., Inc. (a)	10,659	172,356

		435,837

Railroads — 0.3%
Genesee & Wyoming, Inc., Class A (a)	20,629	1,569,454

Real Estate — 0.2%
AV Homes, Inc. (a)	4,624	65,753
Consolidated-Tomoka Land Co.	1,963	60,873
Forestar Group, Inc. (a)	16,149	279,862
Griffin Land & Nurseries, Inc.	1,242	33,534
HFF, Inc., Class A	15,398	229,430
Kennedy-Wilson Holdings, Inc.	20,044	280,215
Market Leader, Inc. (a)	10,137	66,397

See Notes to Financial Statements.

68	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate (concluded)
Tejon Ranch Co. (a)	6,132	$172,187
Thomas Properties Group, Inc.	15,048	81,410

		1,269,661

Real Estate Investment Trusts (REITs) — 7.9%
Acadia Realty Trust	23,691	594,170
AG Mortgage Investment Trust, Inc.	10,571	248,207
Agree Realty Corp.	5,444	145,845
Alexander’s, Inc.	978	323,522
American Assets Trust, Inc.	15,472	432,133
American Capital Mortgage Investment Corp.	17,233	406,182
American Realty Capital Trust, Inc.	74,142	856,340
AmREIT, Inc., Class B	1,878	32,208
Anworth Mortgage Asset Corp. (b)	65,126	376,428
Apollo Commercial Real Estate Finance, Inc.	11,093	180,039
Ares Commercial Real Estate Corp.	3,608	59,243
ARMOUR Residential REIT, Inc.	138,872	898,502
Ashford Hospitality Trust, Inc.	25,021	262,971
Associated Estates Realty Corp. (b)	23,199	373,968
Campus Crest Communities, Inc.	17,912	219,601
CapLease, Inc.	31,224	173,918
Capstead Mortgage Corp.	46,509	533,458
Cedar Realty Trust, Inc.	28,315	149,503
Chatham Lodging Trust	6,511	100,139
Chesapeake Lodging Trust	18,526	386,823
Colonial Properties Trust	41,113	878,585
Colony Financial, Inc.	24,561	478,939
Coresite Realty Corp.	9,561	264,457
Cousins Properties, Inc.	43,022	359,234
CreXus Investment Corp.	31,652	387,737
CubeSmart	57,650	839,960
CYS Investments, Inc.	82,087	969,447
DCT Industrial Trust, Inc. (b)	115,832	751,750
DiamondRock Hospitality Co.	87,947	791,523
DuPont Fabros Technology, Inc.	28,643	692,015
Dynex Capital Corp.	25,323	239,049
Eastgroup Properties, Inc. (b)	13,338	717,718
Education Realty Trust, Inc.	52,930	563,175
EPR Properties	21,946	1,011,930
Equity One, Inc.	25,919	544,558
Excel Trust, Inc.	20,735	262,712
FelCor Lodging Trust, Inc. (a)	58,085	271,257
First Industrial Realty Trust, Inc. (a)(b)	45,924	646,610
First Potomac Realty Trust	23,900	295,404
Franklin Street Properties Corp.	34,244	421,544
Getty Realty Corp.	12,018	217,045
Gladstone Commercial Corp.	5,207	93,466
Glimcher Realty Trust	65,187	722,924
Government Properties Income Trust	20,311	486,855
Gramercy Capital Corp. (a)	21,895	64,371
Gyrodyne Co. of America, Inc.	515	37,111
Healthcare Realty Trust, Inc.	40,865	981,169
Hersha Hospitality Trust	80,812	404,060
Highwoods Properties, Inc. (b)	26,706	893,316
Hudson Pacific Properties, Inc.	16,735	352,439
Inland Real Estate Corp.	36,118	302,669
InvesCo. Mortgage Capital, Inc.	54,158	1,067,454
Investors Real Estate Trust	42,693	372,710
iStar Financial, Inc. (a)	39,380	320,947
JAVELIN Mortgage Investment Corp.	3,338	63,722

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Kite Realty Group Trust	30,833	$172,356
KYTHERA Biopharmaceuticals, Inc. (a)	1,642	49,818
LaSalle Hotel Properties	40,017	1,016,032
Lexington Realty Trust (b)	61,947	647,346
LTC Properties, Inc. (b)	14,297	503,111
Medical Properties Trust, Inc.	63,669	761,481
Monmouth Real Estate Investment Corp., Class A	18,917	195,980
National Health Investors, Inc.	11,508	650,547
New York Mortgage Trust, Inc. (b)	23,586	149,064
NorthStar Realty Finance Corp.	76,448	538,194
Omega Healthcare Investors, Inc. (b)	52,470	1,251,409
One Liberty Properties, Inc.	5,502	111,636
Parkway Properties, Inc.	10,092	141,187
Pebblebrook Hotel Trust	28,373	655,416
Pennsylvania Real Estate Investment Trust	26,041	459,363
PennyMac Mortgage Investment Trust (d)	27,689	700,255
Potlatch Corp.	18,908	741,005
PS Business Parks, Inc.	8,616	559,868
RAIT Financial Trust	23,561	133,120
Ramco-Gershenson Properties Trust	21,602	287,523
Redwood Trust, Inc. (b)	36,984	624,660
Resource Capital Corp.	46,765	261,884
Retail Opportunity Investments Corp.	24,466	314,633
RLJ Lodging Trust	49,901	966,582
Rouse Properties, Inc.	10,257	173,548
Sabra Healthcare REIT, Inc.	17,244	374,540
Saul Centers, Inc.	3,524	150,792
Select Income REIT	5,432	134,551
Sovran Self Storage, Inc.	13,586	843,691
Spirit Realty Capital, Inc.	15,488	275,377
STAG Industrial, Inc.	14,645	263,171
Starwood Property Trust, Inc.	63,343	1,454,355
Strategic Hotel Capital, Inc. (a)	84,582	541,325
Summit Hotel Properties, Inc.	19,467	184,937
Sun Communities, Inc.	13,934	555,827
Sunstone Hotel Investors, Inc. (a)(b)	63,816	683,469
Terreno Realty Corp.	6,112	94,369
Two Harbors Investment Corp.	137,941	1,528,386
UMH Properties, Inc.	6,528	67,434
Universal Health Realty Income Trust	5,531	279,924
Urstadt Biddle Properties, Inc., Class A	11,549	227,284
Walter Investment Management Corp. (a)	16,644	716,025
Washington Real Estate Investment Trust	31,138	814,259
Western Asset Mortgage Capital Corp.	8,783	173,640
Whitestone REIT	6,576	92,393
Winthrop Realty Trust	13,719	151,595

		46,194,424

Recreational Vehicles & Boats — 0.3%
Arctic Cat, Inc. (a)	5,882	196,400
Brunswick Corp.	41,594	1,209,970
Drew Industries, Inc.	8,961	288,992
Marine Products Corp.	4,795	27,427
Winnebago Industries, Inc. (a)	13,626	233,413

		1,956,202

Rental & Leasing Services: Consumer — 0.4%
Amerco, Inc.	4,023	510,157
Avis Budget Group, Inc. (a)(b)	49,427	979,643

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	69

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Rental & Leasing Services: Consumer (concluded)
Rent-A-Center, Inc.	27,568	$947,236
Zipcar, Inc. (a)	12,562	103,511

		2,540,547

Restaurants — 1.6%
AFC Enterprises, Inc. (a)	11,291	295,034
Biglari Holdings, Inc. (a)	555	216,461
BJ’s Restaurants, Inc. (a)(b)	11,404	375,192
Bob Evans Farms, Inc.	13,545	544,509
Bravo Brio Restaurant Group, Inc. (a)	9,029	121,259
Buffalo Wild Wings, Inc. (a)(b)	8,634	628,728
Caribou Coffee Co., Inc. (a)	9,806	158,759
Carrols Restaurant Group, Inc. (a)	6,953	41,579
CEC Entertainment, Inc.	8,467	281,020
The Cheesecake Factory, Inc.	25,129	822,221
Cracker Barrel Old Country Store, Inc.	8,934	574,099
Denny’s Corp. (a)	44,314	216,252
DineEquity, Inc. (a)	7,106	476,102
Domino’s Pizza, Inc.	26,920	1,172,366
Einstein Noah Restaurant Group, Inc.	2,843	34,713
Ellie Mae, Inc. (a)	11,730	325,508
Fiesta Restaurant Group, Inc. (a)	7,472	114,471
Frisch’s Restaurants, Inc.	1,392	25,752
Ignite Restaurant Group, Inc. (a)	3,050	39,650
Jack in the Box, Inc. (a)	20,534	587,272
Jamba, Inc. (a)	35,922	80,465
Krispy Kreme Doughnuts, Inc. (a)	27,695	259,779
Luby’s, Inc. (a)	9,261	61,956
Nathan’s Famous, Inc. (a)	1,188	40,036
Papa John’s International, Inc. (a)	8,326	457,430
Red Robin Gourmet Burgers, Inc. (a)(b)	6,814	240,466
Ruby Tuesday, Inc. (a)	29,725	233,639
Ruth’s Hospitality Group, Inc. (a)	16,414	119,330
Sonic Corp. (a)(b)	27,725	288,617
Texas Roadhouse, Inc., Class A	29,024	487,603

		9,320,268

Scientific Instruments: Control & Filter — 0.8%
Brady Corp.	22,835	762,689
CIRCOR International, Inc.	8,079	319,848
Energy Recovery, Inc. (a)	20,459	69,561
ESCO Technologies, Inc.	12,427	464,894
The Gorman-Rupp Co.	7,052	210,361
Mine Safety Appliances Co.	12,869	549,635
PMFG, Inc. (a)	9,697	88,146
Robbins & Myers, Inc.	17,921	1,065,403
Sun Hydraulics, Inc.	9,650	251,672
Thermon Group Holdings, Inc. (a)	6,825	153,767
Watts Water Technologies, Inc., Class A	13,082	562,395

		4,498,371

Scientific Instruments: Electrical — 0.7%
A.O. Smith Corp.	18,139	1,144,027
American Superconductor Corp. (a)	18,474	48,402
AZZ, Inc.	11,756	451,783
Coleman Cable, Inc.	3,852	35,708
EnerSys (a)	22,326	840,127
Franklin Electric Co., Inc.	10,905	677,964
Houston Wire & Cable Co.	8,251	101,240
Littelfuse, Inc.	10,083	622,222

Common Stocks	Shares	Value
Scientific Instruments: Electrical (concluded)
Preformed Line Products Co.	1,081	$64,233
Taser International, Inc. (a)	25,538	228,309

		4,214,015

Scientific Instruments: Gauges & Meters — 0.2%
Badger Meter, Inc.	6,768	320,871
Faro Technologies, Inc. (a)	7,872	280,873
Measurement Specialties, Inc. (a)	7,019	241,173
Mesa Laboratories, Inc.	1,172	58,729
Vishay Precision Group, Inc. (a)	5,602	74,058
Zygo Corp. (a)	7,554	118,598

		1,094,302

Scientific Instruments: Pollution Control — 0.3%
ADA-ES, Inc. (a)	4,212	71,099
Ceco Environmental Corp.	3,310	32,935
Darling International, Inc. (a)	54,737	877,981
EnergySolutions, Inc. (a)	37,021	115,506
Heritage-Crystal Clean, Inc. (a)	3,593	53,931
Met-Pro Corp.	6,776	65,659
Metalico, Inc. (a)	18,672	36,597
Team, Inc. (a)	9,249	351,832
TRC Cos., Inc. (a)	7,021	40,862
US Ecology, Inc.	8,534	200,890

		1,847,292

Securities Brokerage & Services — 0.4%
BGC Partners, Inc.	46,440	160,682
FXCM, Inc.	11,027	111,042
Gain Capital Holdings, Inc.	7,364	30,119
GFI Group, Inc.	32,715	105,997
Gladstone Investment Corp.	12,382	86,179
International FCStone, Inc. (a)(b)	6,418	111,737
Investment Technology Group, Inc. (a)	18,185	163,665
KBW, Inc.	16,282	249,115
Knight Capital Group, Inc., Class A (a)	84,778	297,571
Ladenburg Thalmann Financial Services, Inc. (a)	47,948	67,127
MarketAxess Holdings, Inc.	17,042	601,582
SWS Group, Inc. (a)	13,793	72,965

		2,057,781

Semiconductors & Components — 2.2%
Aeroflex Holding Corp. (a)	9,176	64,232
Alpha & Omega Semiconductor Ltd. (a)	7,838	65,839
Amkor Technology, Inc. (a)(b)	34,220	145,435
Anadigics, Inc. (a)	33,397	84,160
Applied Micro Circuits Corp. (a)	30,465	255,906
Audience, Inc. (a)	2,803	29,123
AXT, Inc. (a)	14,847	41,720
Cavium, Inc. (a)	23,156	722,699
Ceva, Inc. (a)	10,805	170,179
Cirrus Logic, Inc. (a)	30,044	870,375
Diodes, Inc. (a)	16,546	287,073
DSP Group, Inc. (a)	10,152	58,476
Entropic Communications, Inc. (a)	41,039	217,096
Exar Corp. (a)	17,232	153,365
Formfactor, Inc. (a)(b)	23,102	105,345
GT Advanced Technologies, Inc. (a)	55,186	166,662
Hittite Microwave Corp. (a)	14,665	910,696
Inphi Corp. (a)	10,902	104,441

See Notes to Financial Statements.

70	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Components (concluded)
Integrated Device Technology, Inc. (a)	66,255	$483,662
Integrated Silicon Solutions, Inc. (a)	12,657	113,913
Intermolecular, Inc. (a)	6,340	56,426
International Rectifier Corp. (a)(b)	32,231	571,456
Intersil Corp., Class A	59,477	493,064
IXYS Corp.	11,399	104,187
Kopin Corp. (a)	31,089	103,526
Lattice Semiconductor Corp. (a)	54,973	219,342
M/A-COM Technology Solutions Holdings, Inc. (a)	2,840	42,515
MaxLinear, Inc., Class A (a)	10,364	52,027
MEMC Electronic Materials, Inc. (a)	107,565	345,284
Micrel, Inc.	22,586	214,567
Microsemi Corp. (a)	41,339	869,773
Mindspeed Technologies, Inc. (a)	17,027	79,686
MIPS Technologies, Inc. (a)	22,271	174,159
Monolithic Power Systems, Inc. (b)	14,214	316,688
MoSys, Inc. (a)	15,815	55,036
Omnivision Technologies, Inc. (a)(b)	24,394	343,468
Pericom Semiconductor Corp. (a)	10,957	87,985
PLX Technology, Inc. (a)	20,481	74,346
Power Integrations, Inc.	13,215	444,156
QuickLogic Corp. (a)	20,978	45,522
Rambus, Inc. (a)	51,491	251,276
RF Micro Devices, Inc. (a)(b)	129,641	580,792
Rubicon Technology, Inc. (a)	8,012	48,953
Semtech Corp. (a)	30,508	883,207
Sigma Designs, Inc. (a)	15,262	78,599
Silicon Image, Inc. (a)(b)	38,798	192,438
Spansion, Inc., Class A (a)	22,368	311,139
Supertex, Inc.	4,766	83,643
TriQuint Semiconductor, Inc. (a)	78,560	380,230
Volterra Semiconductor Corp. (a)(b)	11,811	202,795

		12,756,682

Semiconductors & Semiconductor Equipment — 0.0%
Ambarella, Inc. (a)	2,773	30,919

Shipping — 0.3%
Frontline Ltd. (b)	24,152	78,735
GasLog Ltd.	11,442	142,224
Genco Shipping & Trading Ltd. (a)	14,389	50,218
Gulfmark Offshore, Inc., Class A	12,489	430,246
International Shipholding Corp.	2,493	41,085
Knightsbridge Tankers Ltd.	11,622	61,015
Nordic American Tankers Ltd.	24,757	216,624
Rand Logistics, Inc. (a)	8,064	52,416
Scorpio Tankers, Inc. (a)	26,078	185,414
Ship Finance International Ltd.	22,774	378,732
Teekay Tankers Ltd., Class A	29,591	85,814

		1,722,523

Software — 0.1%
Comverse, Inc. (a)	10,195	290,863
Eloqua, Inc. (a)	4,326	102,050
Exa Corp. (a)	2,867	27,896
FleetMatics Group Plc (a)	4,091	102,930
Qualys, Inc. (a)	3,934	58,184
Trulia, Inc. (a)	3,225	52,374

		634,297

Common Stocks	Shares	Value
Specialty Retail — 3.3%
1-800-FLOWERS.COM, Inc., Class A (a)	11,902	$43,680
America’s Car-Mart, Inc. (a)	3,685	149,316
ANN, Inc. (a)	22,711	768,540
Asbury Automotive Group, Inc. (a)	12,962	415,173
Aéropostale, Inc. (a)	37,837	492,259
Barnes & Noble, Inc. (a)	13,184	198,947
bebe Stores, Inc.	17,447	69,613
Big 5 Sporting Goods Corp.	7,769	101,774
Blue Nile, Inc. (a)	5,766	221,991
Body Central Corp. (a)	7,564	75,337
Brown Shoe Co., Inc.	19,935	366,206
The Buckle, Inc. (b)	12,918	576,659
Cabela’s, Inc., Class A (a)	21,712	906,476
CafePress, Inc. (a)	2,129	12,284
Casual Male Retail Group, Inc. (a)	19,622	82,412
The Cato Corp., Class A	12,737	349,376
The Children’s Place Retail Stores, Inc. (a)	11,295	500,256
Citi Trends, Inc. (a)	6,917	95,178
Conn’s, Inc. (a)	7,839	240,500
Destination Maternity Corp.	6,211	133,909
Express, Inc. (a)	41,670	628,800
The Finish Line, Inc., Class A	23,645	447,600
Five Below, Inc. (a)	5,154	165,134
Francesca’s Holdings Corp. (a)(b)	16,198	420,500
Genesco, Inc. (a)	11,385	626,175
Group 1 Automotive, Inc.	10,650	660,193
Haverty Furniture Cos., Inc.	8,873	144,719
hhgregg, Inc. (a)	7,187	50,453
Hibbett Sports, Inc. (a)	12,250	645,575
Hot Topic, Inc.	19,647	189,594
Jos. A. Bank Clothiers, Inc. (a)(b)	12,943	551,113
Lithia Motors, Inc., Class A	10,104	378,092
Lumber Liquidators Holdings, Inc. (a)	12,816	677,069
MarineMax, Inc. (a)	9,535	85,243
Mattress Firm Holding Corp. (a)	5,143	126,158
The Men’s Wearhouse, Inc.	23,712	738,866
Monro Muffler, Inc.	14,376	502,729
New York & Co. (a)	12,637	48,147
Office Depot, Inc. (a)(b)	132,226	433,701
OfficeMax, Inc.	40,281	393,143
Orchard Supply Hardware Stores Corp., Class A (a)	785	5,817
Penske Automotive Group, Inc.	19,734	593,796
The Pep Boys—Manny, Moe & Jack	24,504	240,874
Perfumania Holdings, Inc. (a)	2,341	11,518
Pier 1 Imports, Inc.	45,232	904,640
RadioShack Corp. (b)	46,382	98,330
Regis Corp.	26,791	453,304
Restoration Hardware Holdings, Inc. (a)	2,534	85,472
Rue21, Inc. (a)	7,180	203,840
Shoe Carnival, Inc.	6,619	135,623
Shutterfly, Inc. (a)(b)	16,657	497,545
Sonic Automotive, Inc.	19,860	414,875
Stage Stores, Inc.	14,274	353,710
Stamps.com, Inc. (a)(b)	6,494	163,649
Stein Mart, Inc.	12,731	95,992
Systemax, Inc.	5,066	48,887
Teavana Holdings, Inc. (a)	4,138	64,139
Tilly’s, Inc., Class A (a)	4,295	57,940
Vitamin Shoppe, Inc. (a)(b)	13,683	784,857

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	71

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
The Wet Seal, Inc., Class A (a)	41,900	$115,644
Zumiez, Inc. (a)	10,196	197,904

		19,241,246

Steel — 0.2%
AK Steel Holding Corp.	63,479	292,004
Carbonite, Inc. (a)(b)	5,311	49,127
Handy & Harman Ltd. (a)	2,390	36,017
Olympic Steel, Inc.	4,210	93,209
Schnitzer Steel Industries, Inc., Class A	11,753	356,469
Shiloh Industries, Inc.	2,654	27,336
TMS International Corp. (a)	5,766	72,190
Universal Stainless & Alloy Products, Inc. (a)	3,181	116,965

		1,043,317

Synthetic Fibers & Chemicals — 0.0%
Zoltek Cos., Inc. (a)	12,799	99,192

Technology: Miscellaneous — 0.3%
Acorn Energy, Inc. (b)	8,398	65,588
Benchmark Electronics, Inc. (a)	26,756	444,685
CTS Corp.	15,801	167,965
Fabrinet (a)(b)	10,277	135,040
Key Tronic Corp. (a)	4,823	49,387
Pendrell Corp. (a)	74,415	94,507
Plexus Corp. (a)	16,286	420,179
Vocus, Inc. (a)	9,619	167,178

		1,544,529

Telecommunications Equipment — 0.2%
Arris Group, Inc. (a)	52,587	785,650
CalAmp Corp. (a)	13,409	111,563
Symmetricom, Inc. (a)	19,252	111,084
Tessco Technologies, Inc.	2,479	54,885
Ubiquiti Networks, Inc. (b)	4,872	59,146
Vocera Communications, Inc. (a)	3,310	83,081

		1,205,409

Textile Products — 0.1%
Culp, Inc.	4,004	60,100
Interface, Inc.	27,276	438,598
Unifi, Inc. (a)	6,506	84,643

		583,341

Textiles Apparel & Shoes — 1.4%
Cherokee, Inc.	3,852	52,811
Columbia Sportswear Co.	5,694	303,832
Crocs, Inc. (a)	41,872	602,538
Delta Apparel, Inc. (a)	3,139	43,883
Fifth & Pacific Cos., Inc. (a)	50,620	630,219
G-III Apparel Group Ltd. (a)	7,720	264,256
Iconix Brand Group, Inc. (a)(b)	32,954	735,533
The Jones Group, Inc.	38,224	422,758
K-Swiss, Inc., Class A (a)	12,334	41,442
Maidenform Brands, Inc. (a)(b)	10,884	212,129
Oxford Industries, Inc.	6,518	302,175
Perry Ellis International, Inc.	5,508	109,609
Quiksilver, Inc. (a)	60,798	258,392
R.G. Barry Corp.	3,937	55,787
Skechers U.S.A., Inc., Class A (a)	17,633	326,211
Steven Madden Ltd. (a)	18,270	772,273
True Religion Apparel, Inc.	12,012	305,345

Common Stocks	Shares	Value
Textiles Apparel & Shoes (concluded)
Tumi Holdings, Inc. (a)	10,020	$208,917
Vera Bradley, Inc. (a)(b)	9,374	235,287
The Warnaco Group, Inc. (a)	19,111	1,367,774
Weyco Group, Inc.	3,003	70,150
Wolverine World Wide, Inc.	22,644	927,951

		8,249,272

Tobacco — 0.2%
Alliance One International, Inc. (a)	40,255	146,528
Star Scientific, Inc. (a)(b)	68,049	182,372
Universal Corp.	10,819	539,976
Vector Group Ltd.	25,899	385,118

		1,253,994

Toys — 0.1%
Jakks Pacific, Inc.	10,182	127,479
Leapfrog Enterprises, Inc. (a)	23,540	203,150

		330,629

Transportation Miscellaneous — 0.2%
Echo Global Logistics, Inc. (a)	6,788	121,980
HUB Group, Inc., Class A (a)	17,253	579,701
Odyssey Marine Exploration, Inc. (a)	33,994	100,962
Pacer International, Inc. (a)	16,493	64,323
Textainer Group Holdings Ltd.	6,448	202,854
Wesco Aircraft Holdings, Inc. (a)	8,095	106,935
XPO Logistics, Inc. (a)(b)	8,223	142,916

		1,319,671

Truckers — 0.7%
Arkansas Best Corp.	11,919	113,826
Celadon Group, Inc.	9,311	168,250
Forward Air Corp.	13,542	474,105
Heartland Express, Inc.	22,360	292,245
Knight Transportation, Inc.	26,981	394,732
Marten Transport Ltd.	7,202	132,445
Old Dominion Freight Line, Inc. (a)	33,174	1,137,205
Patriot Transportation Holding, Inc. (a)	2,943	83,670
Quality Distribution, Inc. (a)	9,981	59,886
Roadrunner Transportation Systems, Inc. (a)	6,594	119,615
Saia, Inc. (a)	7,425	171,666
Swift Transportation Co. (a)	36,724	334,923
Universal Truckload Services, Inc.	2,587	47,213
Werner Enterprises, Inc.	20,624	446,922

		3,976,703

Utilities: Electrical — 2.0%
Allete, Inc.	17,783	728,747
American DG Energy, Inc. (a)	11,599	26,794
Atlantic Power Corp.	53,026	606,087
Avista Corp.	27,348	659,360
Black Hills Corp.	20,536	746,278
CH Energy Group, Inc.	6,917	451,127
Cleco Corp.	28,386	1,135,746
El Paso Electric Co.	18,638	594,738
The Empire District Electric Co.	19,591	399,264
Genie Energy Ltd.	6,948	49,331
IDACORP, Inc.	23,328	1,011,269
MGE Energy, Inc.	10,782	549,343
NorthWestern Corp.	16,971	589,403
Otter Tail Corp.	16,846	421,150

See Notes to Financial Statements.

72	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Utilities: Electrical (concluded)
Pike Electric Corp.	8,042	$76,801
PNM Resources, Inc.	37,117	761,270
Portland General Electric Co.	35,167	962,169
UIL Holdings Corp.	23,601	845,152
Unitil Corp.	6,314	163,659
UNS Energy Corp.	18,754	795,545

		11,573,233

Utilities: Gas Distributors — 1.0%
Chesapeake Utilities Corp.	4,465	202,711
Delta Natural Gas Co., Inc.	3,182	62,208
The Laclede Group, Inc.	10,564	407,876
New Jersey Resources Corp.	19,413	769,143
Northwest Natural Gas Co.	12,519	553,340
Piedmont Natural Gas Co.	33,494	1,048,697
South Jersey Industries, Inc.	14,192	714,283
Southwest Gas Corp.	21,509	912,197
WGL Holdings, Inc.	24,060	942,912

		5,613,367

Utilities: Miscellaneous — 0.0%
Ormat Technologies, Inc.	8,253	159,118

Utilities: Telecommunications — 0.8%
8x8, Inc. (a)	32,967	243,626
Atlantic Tele-Network, Inc.	4,319	158,550
Boingo Wireless, Inc. (a)	7,405	55,908
Cbeyond Communications, Inc. (a)	13,015	117,656
Cincinnati Bell, Inc. (a)	91,779	502,949
Cogent Communications Group, Inc.	21,773	492,941
Consolidated Communications Holdings, Inc.	19,073	303,642
Fairpoint Communications, Inc. (a)(b)	9,843	78,153
General Communication, Inc., Class A (a)	17,367	166,550
Hawaiian Telcom HoldCo, Inc. (a)	4,915	95,842
HickoryTech Corp.	6,738	65,561
IDT Corp., Class B	7,407	70,663
inContact, Inc. (a)	17,771	92,054
Ipass, Inc. (a)	23,809	43,570
Iridium Communications, Inc. (a)	23,559	158,788
j2 Global, Inc.	21,539	658,663
Leap Wireless International, Inc. (a)	25,065	166,682
Lumos Networks Corp.	7,316	73,306
magicJack VocalTec Ltd. (a)	6,935	126,286
Neutral Tandem, Inc.	13,736	35,301
NTELOS Holdings Corp.	6,905	90,525
ORBCOMM, Inc. (a)	16,561	64,919
Premiere Global Services, Inc. (a)	23,201	226,906
Primus Telecommunications Group, Inc.	5,475	59,513
Shenandoah Telecom Co.	11,205	171,549
Towerstream Corp. (a)(b)	22,291	72,446
USA Mobility, Inc.	8,134	95,005
Vonage Holdings Corp. (a)	49,566	117,471

		4,605,025

Utilities: Water — 0.3%
American States Water Co.	8,803	422,368
Artesian Resources Corp., Class A	3,504	78,595
California Water Service Group	19,570	359,109
Connecticut Water Service, Inc.	4,986	148,483
Consolidated Water Co., Inc.	6,873	50,860
Middlesex Water Co.	7,309	142,964

Common Stocks	Shares	Value
Utilities: Water (concluded)
SJW Corp.	6,571	$174,789
York Water Co.	5,972	104,928

		1,482,096

Total Common Stocks — 95.7%		556,928,349

Investment Companies
BlackRock Kelso Capital Corp. (a)(d)	24,999	251,490
Firsthand Technology Value Fund, Inc. (a)	4,021	70,126
Gladstone Capital Corp.	10,112	82,514
Hercules Technology Growth Capital, Inc.	24,827	276,325
Pennantpark Investment Corp.	30,781	338,437
Prospect Capital Corp.	89,038	967,843

Total Investment Companies — 0.4%		1,986,735

Other Interests (e) — 0.0%
Machinery: Industrial — 0.0%
Gerber Scientific, Inc. (a)	12,866	—

Rights — 0.0%
Biotechnology — 0.0%
Allos Therapeutcs, Inc. (a)	29,014	—

Warrants (f) — 0.0%
Oil: Crude Producers — 0.0%
Magnum Hunter Resources Corp. (Issued 08/31/12, 1 Share for 1 Warrant, Expires 10/14/13, Strike Price $10.50)	5,700	—

Total Long-Term Investments (Cost — $445,087,990) — 96.1%		558,915,084

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (d)(g)	20,512,415	20,512,415

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (d)(g)(h)	$36,878	36,877,998

Total Short-Term Securities (Cost — $57,390,413) — 9.8%		57,390,413

Total Investments (Cost — $502,478,403*) — 105.9%		616,305,497
Liabilities in Excess of Other Assets — (5.9)%		(34,534,205)

Net Assets — 100.0%		$581,771,292

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	73

Schedule of Investments (continued)	Master Small Cap Index Series

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$520,579,483

Gross unrealized appreciation	$120,938,500
Gross unrealized depreciation	(25,212,486)

Net unrealized appreciation	$95,726,014

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(d)	Investments in issuers considered to be an affiliate of the Series during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Shares Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain/Loss
BlackRock Kelso Capital Corp.	34,792	—		(9,793)	24,999	$251,490	$28,317	$(6,872)
BlackRock Liquidity Funds, TempFund,
Institutional Class	7,771,176	12,741,239	[1]	—	20,512,415	$20,512,415	$23,454	$246
BlackRock Liquidity Series LLC, Money
Market Series	$58,201,803	—		$(21,323,805)[1]	$36,877,998	$36,877,998	$789,340	—
PennyMac Mortgage Investment Trust	13,158	22,443		(7,912)	27,689	$700,255	$37,852	$4,231

[1]	Represents net shares/beneficial interest purchased/sold.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(g)	Represents the current yield as of report date.
(h)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
269	Russell 2000 E-Mini	ICE Futures US Indices	March 2013	$22,773,540	$418,047

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Series has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

74	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (concluded)	Master Small Cap Index Series

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$555,899,011	$1,029,338	—	$556,928,349
Investment Companies	1,986,735	—	—	1,986,735
Short-Term Securities	20,512,415	36,877,998	—	57,390,413

Total	$578,398,161	$37,907,336	—	$616,305,497

[1]	See above Schedule of Investments for values in each industry, excluding Level 2, Gold, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$418,047	—	—	$418,047

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Series’ assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$148,446	—	—	$148,446
Cash pledged as collateral for financial futures contracts	872,000	—	—	872,000
Liabilities:
Collateral on securities loaned at value	—	$(36,877,998)	—	(36,877,998)

Total	$1,020,446	$(36,877,998)	—	$(35,857,552)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	75

Statement of Assets and Liabilities	Master Small Cap Index Series

December 31, 2012
Assets
Investments at value — unaffiliated (including securities loaned of $36,428,424) (cost — $444,317,909)	$557,963,339
Investments at value — affiliated (cost — $58,160,494)	58,342,158
Cash	148,446
Cash pledged as collateral for financial futures contracts	872,000
Dividends receivable	800,025
Variation margin receivable	580,248
Contributions receivable from investors	225,503
Securities lending income receivable — affiliated	84,529
Receivable from Manager	13,416
Prepaid expenses	3,359

Total assets	619,033,023

Liabilities
Collateral on securities loaned at value	36,877,998
Investments purchased payable	121,043
Other affiliates payable	3,533
Directors’ fees payable	3,080
Other accrued expenses payable	256,077

Total liabilities	37,261,731

Net Assets	$581,771,292

Net Assets Consist of
Investors’ capital	$467,526,156
Net unrealized appreciation/depreciation	114,245,136

Net Assets	$581,771,292

See Notes to Financial Statements.

76	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Statement of Operations	Master Small Cap Index Series

Year Ended December 31, 2012

Investment Income
Dividends — unaffiliated	$10,392,018
Foreign taxes withheld	(13,884)
Securities lending — affiliated — net	789,340
Dividends — affiliated	89,623

Total income	11,257,097

Expenses
Investment advisory	50,934
Custodian	350,913
Accounting services	139,407
Professional	116,387
Directors	18,523
Printing	9,717
Miscellaneous	8,559

Total expenses	694,440
Less fees waived and/or reimbursed by Manager	(303,134)

Total expenses after fees waived and/or reimbursed	391,306

Net investment income	10,865,791

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	7,436,504
Investments — affiliated	(2,641)
Capital gain distributions received from affiliated investment companies	246
Financial futures contracts	30,697
Foreign currency transactions	56

7,464,862

Net change in unrealized appreciation/depreciation on:
Investments	65,012,515
Financial futures contracts	425,122
Foreign currency translations	(19)

65,437,618

Total realized and unrealized gain	72,902,480

Net Increase in Net Assets Resulting from Operations	$83,768,271

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	77

Statements of Changes in Net Assets	Master Small Cap Index Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$10,865,791	$6,404,899
Net realized gain	7,464,862	7,096,266
Net change in unrealized appreciation/depreciation	65,437,618	(46,200,359)

Net increase (decrease) in net assets resulting from operations	83,768,271	(32,699,194)

Capital Transactions
Proceeds from contributions	389,096,894	449,939,216
Value of withdrawals	(420,147,450)	(226,358,426)

Net increase (decrease) in net assets derived from capital transactions	(31,050,556)	223,580,790

Net Assets
Total increase in net assets	52,717,715	190,881,596
Beginning of year	529,053,577	338,171,981

End of year	$581,771,292	$529,053,577

Financial Highlights	Master Small Cap Index Series

	Year Ended December 31,
	2012	2011	2010	2009	2008
Total Investment Return
Total investment return	16.52%	(4.30)%	27.19%	27.37%	(33.57)%

Ratios to Average Net Assets
Total expenses	0.14%	0.09%	0.12%	0.09%	0.08%

Total expenses after fees waived and/or reimbursed and fees paid indirectly	0.08%	0.07%	0.08%	0.07%	0.07%

Net investment income	2.13%	1.46%	1.27%	1.27%	1.60%

Supplemental Data
Net assets, end of year (000)	$581,771	$529,054	$338,172	$229,637	$344,720

Portfolio turnover	68%	31%	42%	43%	42%

See Notes to Financial Statements.

78	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Notes to Financial Statements	Master Small Cap Index Series

1. Organization and Significant Accounting Policies:

Master Small Cap Index Series (the “Series”), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Series’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	79

Notes to Financial Statements (continued)	Master Small Cap Index Series

currency, the Series’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, and financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Series engaging in such transactions may have requirements to deliver/deposit securities to/ with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Series may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross

80	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master Small Cap Index Series

and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the return of the Series and/or to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Series’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Series may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Series and each of its respective counterparties. An ISDA Master Agreement allows the Series to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Series from its counterparties are not fully collateralized, contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Series manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Series’ net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Series enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currencies in which some of the investments held by the Series are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	81

Notes to Financial Statements (continued)	Master Small Cap Index Series

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012

Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation[1]	$418,047

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations

Year Ended December 31, 2012

Net Realized Gain (Loss)
From
Equity contracts:
Financial futures contracts	$30,697
Foreign currency exchange contracts:
Foreign currency transactions	(94)

Total	$30,603

Net Change in Unrealized Appreciation on
Equity contracts:
Financial futures contracts	$425,122

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	212
Average notional value of contracts purchased	$17,585,038
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased[2]	3
Average US dollar amounts purchased[2]	$11,562

[2]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager entered into a contractual arrangement with the Master LLC with respect to the Series under which the Manager will waive and/ or reimburse its fees and/or expenses so that the total annual operating expenses incurred by the Series (excluding interest expense, acquired fund fees and certain other Series’ expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business) will not exceed 0.08% of the average daily net assets of the Series. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board. For the year ended December 31, 2012, the Series waived $291,996, which is included in fees waived by Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2012, the amount waived was $11,138.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the year ended December 31, 2012, the Series reimbursed the Manager $6,121 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Series retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Series benefits from a borrower default

82	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	Master Small Cap Index Series

indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Series is shown as securities lending — affiliated – net in the Statement of Operations. For the year ended December 31, 2012, BIM received $451,080 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were $339,031,060 and $375,304,242, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Inter-bank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2012. The Series did not borrow under the credit agreement during the year ended December 31, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

As of December 31, 2012, the Series invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	83

Report of Independent Registered Public Accounting Firm	Master Small Cap Index Series

To the Investors of Master Small Cap Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Index Series, one of the series constituting Quantitative Master Series LLC, (the “Series”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series, of Quantitative Master Series LLC, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

84	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Officers and Directors	Master Small Cap Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	85

Officers and Directors (continued)	Master Small Cap Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

86	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012

Officers and Directors (concluded)	Master Small Cap Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Sub-Advisor	Custodian and	Independent Registered	Legal Counsel
BlackRock Advisors, LLC Wilmington, DE 19809	BlackRock Investment Management, LLC Princeton, NJ 08540	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Sidley Austin LLP New York, NY 10019

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2012	87

Series Portfolio Information	Master International Index Series

As of December 31, 2012

Ten Largest Holdings	Percent of Long-Term Investments
Nestlé SA, Registered Shares	2%
HSBC Holdings Plc	2
Novartis AG, Registered Shares	1
Roche Holding AG	1
BP Plc	1
Royal Dutch Shell Plc, Class A	1
Toyota Motor Corp	1
BHP Billiton Ltd.	1
Vodafone Group Plc	1
Sanofi	1

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	22%
Japan	20
France	10
Australia	9
Germany	9
Switzerland	9
Hong Kong	3
Sweden	3
Spain	3
Netherlands	3
Italy	2
Singapore	2
Other[1]	5

[1]	Other includes a 1% or less investment in each of the following countries: Belgium, Denmark, Norway, Finland, Israel, Ireland, Austria, Portugal, New Zealand and Greece.

Derivative Financial Instruments

Master International Index Series (the “Series”) may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

88	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments December 31, 2012	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 8.6%
AGL Energy Ltd.	36,321	$583,899
ALS Ltd./Queensland	23,053	262,974
Alumina Ltd.	160,837	154,361
Amcor Ltd.	80,303	678,700
AMP Ltd.	192,688	977,385
APA Group	54,879	316,818
Asciano Ltd.	65,230	319,105
ASX Ltd.	11,837	386,291
Aurizon Holdings Ltd.	119,562	470,164
Australia & New Zealand Banking Group Ltd.	180,841	4,762,716
Bendigo and Adelaide Bank Ltd.	25,925	230,943
BGP Holdings Plc (a)	783,183	10
BHP Billiton Ltd.	214,704	8,382,135
Boral Ltd.	52,018	238,682
Brambles Ltd.	104,179	826,065
Caltex Australia Ltd.	8,911	179,732
Centro Retail Australia	91,777	217,267
CFS Retail Property Trust	133,352	266,766
Coca-Cola Amatil Ltd.	38,338	538,776
Cochlear Ltd.	3,730	309,215
Commonwealth Bank of Australia	106,014	6,904,306
Computershare Ltd.	29,768	280,819
Crown Ltd.	27,165	303,595
CSL Ltd.	33,658	1,900,239
Dexus Property Group	300,204	318,848
Echo Entertainment Group Ltd.	48,819	176,318
Flight Centre Ltd.	3,423	96,856
Fortescue Metals Group Ltd.	94,491	470,890
Goodman Group	113,434	516,867
GPT Group	94,248	362,778
Harvey Norman Holdings Ltd.	31,404	62,516
Iluka Resources Ltd.	28,027	270,852
Incitec Pivot Ltd.	110,317	376,112
Insurance Australia Group Ltd.	138,359	681,465
Leighton Holdings Ltd.	9,898	186,845
Lend Lease Group	35,581	347,476
Macquarie Group Ltd.	21,542	806,985
Metcash Ltd.	58,890	204,156
Mirvac Group	231,349	360,034
National Australia Bank Ltd.	151,351	3,980,996
Newcrest Mining Ltd.	50,924	1,191,249
Orica Ltd.	24,331	640,055
Origin Energy Ltd.	72,792	894,810
OZ Minerals Ltd.	19,462	138,211
Qantas Airways Ltd. (a)	77,541	121,422
QBE Insurance Group Ltd.	78,658	901,256
Ramsay Health Care Ltd.	8,478	241,812
Rio Tinto Ltd.	29,010	2,039,664
Santos Ltd.	64,222	752,466
Sims Metal Management Ltd.	11,568	114,307
Sonic Healthcare Ltd.	25,257	352,553
SP AusNet	112,082	130,251
Stockland	146,669	542,311
Suncorp Group Ltd.	85,700	915,176

Common Stocks	Shares	Value
Australia (concluded)
Sydney Airport	13,793	$48,587
Tabcorp Holdings Ltd.	47,647	152,185
Tatts Group Ltd.	91,221	287,325
Telstra Corp. Ltd.	289,910	1,321,040
Toll Holdings Ltd.	46,738	224,012
Transurban Group	87,545	556,488
Treasury Wine Estates Ltd.	43,719	215,182
Wesfarmers Ltd.	67,017	2,585,591
Westfield Group	142,962	1,578,851
Westfield Retail Trust	193,076	609,146
Westpac Banking Corp.	205,085	5,619,281
Whitehaven Coal Ltd.	30,229	112,658
Woodside Petroleum Ltd.	43,879	1,563,629
Woolworths Ltd.	82,047	2,517,065
WorleyParsons Ltd.	13,599	334,983

		65,412,523

Austria — 0.3%
Andritz AG	4,889	314,161
Erste Group Bank AG (a)	14,254	453,200
Immoeast AG NPV (a)	30,711	—
IMMOFINANZ AG (a)	60,647	255,311
OMV AG	9,760	353,664
Raiffeisen Bank AG	3,286	136,694
Telekom Austria AG	13,873	105,341
Verbund AG	4,748	117,928
Vienna Insurance Group	2,605	139,039
Voestalpine AG	7,473	274,583

		2,149,921

Belgium — 1.1%
Ageas	15,325	452,811
Anheuser-Busch InBev NV	53,477	4,657,021
Belgacom SA	9,973	293,322
Colruyt SA	5,194	257,093
Delhaize Group	6,874	276,876
Groupe Bruxelles Lambert SA	5,350	426,696
KBC Group Holding	15,841	552,095
Solvay SA	3,985	579,866
Telenet Group Holding NV	3,836	180,508
UCB SA	7,394	423,590
Umicore SA	7,605	421,112

		8,520,990

Denmark — 1.1%
A.P. Moller - Maersk A/S, Class A	38	270,647
A.P. Moller - Maersk A/S, Class B	88	666,393
Carlsberg A/S, Class B	7,119	701,338
Coloplast A/S, Class B	7,715	378,345
Danske Bank A/S (a)	43,225	734,141
DSV A/S	12,590	325,734
Novo-Nordisk A/S, Class B	27,117	4,415,641
Novozymes A/S, Class B	16,127	457,791
TDC A/S	32,329	229,055
Tryg A/S	1,666	126,091

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	NOK	Norwegian Krone
	EUR	Euro	SEK	Swedish Krona
	GBP	British Pound	SGD	Singapore Dollar
	HKD	Hong Kong Dollar	USD	US Dollar
	ILS	Israeli New Shekel

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	89

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Denmark (concluded)
William Demant Holding A/S (a)	1,739	$149,400

		8,454,576

Finland — 0.8%
Elisa Oyj	9,184	203,607
Fortum Oyj	29,837	558,576
Kesko Oyj, Class B	4,450	146,093
Kone Oyj, Class B	10,442	772,287
Metso Oyj	8,429	359,849
Neste Oil Oyj	8,875	115,057
Nokia Oyj	249,824	987,232
Nokian Renkaat Oyj	7,335	293,819
Orion Oyj, Class B	6,361	187,286
Pohjola Bank Plc, Class A	9,274	138,865
Sampo Oyj, Class A	27,898	903,495
Stora Enso Oyj, Class R	35,753	250,250
UPM-Kymmene Oyj	35,010	411,884
Wartsila Oyj	11,026	480,026

		5,808,326

France — 9.2%
Accor SA	9,663	344,650
Aeroports de Paris	1,990	154,071
Air Liquide SA	20,769	2,623,907
Alstom SA	13,906	560,188
ArcelorMittal	62,338	1,086,890
Arkema	4,137	434,379
Atos Origin SA	3,685	258,786
AXA SA	117,705	2,113,485
BNP Paribas SA	66,780	3,801,788
Bouygues SA	12,430	369,881
Bureau Veritas SA	3,673	411,852
Cap Gemini SA	9,826	429,667
Carrefour SA	40,125	1,033,112
Casino Guichard-Perrachon SA	3,774	361,483
Christian Dior SA	3,653	622,668
Cie Generale de Geophysique-Veritas (a)	10,523	319,755
Cie Generale des Etablissements Michelin, Class B	12,115	1,160,846
CNP Assurances	11,119	171,151
Compagnie de Saint-Gobain	26,511	1,138,485
Credit Agricole SA (a)	67,413	549,016
Danone SA	38,538	2,538,581
Dassault Systemes SA	4,221	471,939
Edenred	11,514	356,109
EDF SA	15,751	291,874
Essilor International SA	13,475	1,359,051
Eurazeo	1,897	91,847
European Aeronautic Defence and Space Co. NV	27,521	1,084,912
Eutelsat Communications SA	8,836	293,887
Fonciere Des Regions	1,752	147,436
France Telecom SA	123,432	1,369,332
GDF Suez	85,018	1,751,036
Gecina SA	1,450	164,202
Groupe Eurotunnel SA	36,810	286,041
ICADE	1,573	140,441
Iliad SA	1,480	254,056
Imerys SA	2,274	145,851
JC Decaux SA	4,659	111,205
Klepierre	6,465	258,401
L’Oreal SA	16,058	2,234,349

Common Stocks	Shares	Value
France (concluded)
Lafarge SA	12,324	$795,789
Lagardere S.C.A.	7,712	259,400
Legrand SA	15,775	669,429
LVMH Moet Hennessy Louis Vuitton SA	16,919	3,122,524
Natixis	60,061	205,295
Pernod Ricard SA	14,130	1,639,376
Peugeot SA (a)	16,412	119,766
PPR	5,031	944,875
Publicis Groupe SA	11,791	709,383
Remy Cointreau SA	1,488	162,489
Renault SA	12,792	694,708
Rexel SA	7,434	152,046
Safran SA	15,263	660,994
Sanofi	79,407	7,530,153
Schneider Electric SA	34,990	2,562,693
Scor SE	11,009	297,557
SES SA	20,384	587,074
Societe BIC SA	1,868	223,913
Societe Generale SA (a)	46,751	1,777,588
Sodexo	6,353	536,820
Suez Environnement Co.	18,139	218,807
Technip SA	6,775	783,434
Thales SA	5,907	205,815
Total SA	141,734	7,374,833
Unibail-Rodamco SE	6,122	1,484,604
Vallourec SA	6,829	358,468
Veolia Environnement SA	21,974	266,392
Vinci SA	30,641	1,475,276
Vivendi SA	86,622	1,959,038
Wendel SA	2,140	220,595
Zodiac Aerospace	2,220	245,779

		69,541,523

Germany — 8.4%
Adidas AG	13,927	1,242,974
Allianz SE, Registered Shares	30,315	4,225,819
Axel Springer AG	2,723	116,571
BASF SE	61,156	5,782,904
Bayer AG, Registered Shares	55,061	5,250,718
Bayerische Motoren Werke AG	22,043	2,145,026
Bayerische Motoren Werke AG, Preference Shares	3,394	219,860
Beiersdorf AG	6,773	554,577
Brenntag AG	3,405	448,593
Celesio AG	5,979	103,562
Commerzbank AG (a)	249,380	477,751
Continental AG	7,324	853,636
Daimler AG, Registered Shares	60,396	3,325,135
Deutsche Bank AG, Registered Shares	61,885	2,722,618
Deutsche Boerse AG	12,733	780,813
Deutsche Lufthansa AG, Registered Shares	15,510	293,205
Deutsche Post AG, Registered Shares	60,361	1,329,481
Deutsche Telekom AG, Registered Shares	187,001	2,128,614
E.ON AG	119,897	2,248,791
Fraport AG Frankfurt Airport Services Worldwide	2,480	144,674
Fresenius Medical Care AG & Co. KGaA	14,071	971,068
Fresenius SE & Co. KGaA	8,285	953,341
GEA Group AG	11,794	383,491
Hannover Rueckversicherung AG, Registered Shares	4,082	319,717
HeidelbergCement AG	9,491	580,771
Henkel AG & Co. KGaA	8,644	593,246

See Notes to Financial Statements.

90	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Henkel AG & Co. KGaA, Preference Shares	11,859	$975,652
Hochtief AG (a)	1,911	111,781
Hugo Boss AG	1,594	169,403
Infineon Technologies AG	73,039	595,008
K+S AG	11,603	538,887
Kabel Deutschland Holding AG	5,865	441,432
Lanxess AG	5,465	481,900
Linde AG	12,317	2,154,837
MAN SE	2,811	301,960
Merck KGaA	4,332	570,935
Metro AG	8,809	244,726
Muenchener Rueckversicherungs AG, Registered Shares	11,940	2,155,501
Porsche Automobil Holding SE, Preference Shares	10,092	830,721
ProSieben SAT.1 Media AG, Preference Shares	5,820	165,776
RWE AG	32,577	1,351,212
RWE AG, Non-Voting Preference Shares	2,740	103,605
Salzgitter AG	2,650	138,883
SAP AG	61,340	4,932,510
Siemens AG, Registered Shares	54,784	5,990,663
Suedzucker AG	5,533	227,113
ThyssenKrupp AG	25,925	612,156
United Internet AG	6,744	145,841
Volkswagen AG	1,966	426,498
Volkswagen AG, Preference Shares	9,629	2,209,363

		64,073,319

Greece — 0.1%
Coca-Cola Hellenic Bottling Co. SA (a)	13,339	311,641
OPAP SA	15,543	111,452

		423,093

Hong Kong — 3.1%
AIA Group Ltd.	721,600	2,862,108
ASM Pacific Technology Ltd.	13,304	163,334
Bank of East Asia Ltd.	92,732	360,107
BOC Hong Kong Holdings Ltd.	248,400	781,412
Cathay Pacific Airways Ltd.	79,263	147,223
Cheung Kong Holdings Ltd.	92,835	1,444,456
Cheung Kong Infrastructure Holdings Ltd.	34,500	213,107
CLP Holdings Ltd.	120,187	1,009,791
First Pacific Co. Ltd.	142,000	156,813
Galaxy Entertainment Group Ltd. (a)	142,000	569,389
Hang Lung Properties Ltd.	148,000	595,613
Hang Seng Bank Ltd.	51,253	791,190
Henderson Land Development Co. Ltd.	64,491	461,704
HKT Trust/HKT Ltd.	156,000	153,225
Hong Kong & China Gas Ltd.	347,295	954,196
Hong Kong Exchanges and Clearing Ltd.	72,727	1,258,625
Hopewell Holdings Ltd.	37,849	164,107
Hutchison Whampoa Ltd.	142,176	1,506,631
Hysan Development Co. Ltd.	41,791	203,223
Kerry Properties Ltd.	46,500	244,288
Li & Fung Ltd.	389,980	703,713
The Link REIT	151,914	760,801
MGM China Holdings Ltd.	59,600	109,773
MTR Corp.	95,000	376,442
New World Development Co. Ltd.	243,226	385,069
NWS Holdings Ltd.	91,500	155,516
Orient Overseas International Ltd.	15,057	99,401

Common Stocks	Shares	Value
Hong Kong (concluded)
PCCW Ltd.	276,000	$121,991
Power Assets Holdings Ltd.	91,500	785,030
Sands China Ltd.	160,600	717,989
Shangri-La Asia Ltd.	107,905	217,367
Sino Land Co. Ltd.	201,263	368,541
SJM Holdings Ltd.	131,000	309,168
Sun Hung Kai Properties Ltd.	104,324	1,582,097
Swire Pacific Ltd., Class A	45,077	563,865
Swire Properties Ltd.	78,600	264,726
Wharf Holdings Ltd.	100,357	799,817
Wheelock & Co. Ltd.	62,000	316,267
Wing Hang Bank Ltd.	11,500	121,133
Wynn Macau Ltd. (a)	103,200	284,180
Yue Yuen Industrial Holdings Ltd.	49,285	166,692

		23,250,120

Ireland — 0.4%
CRH Plc	48,102	978,208
Elan Corp. Plc (a)	34,169	350,356
Experian Plc	67,203	1,083,105
Irish Bank Resolution Corp. Ltd. (a)	62,641	1
James Hardie Industries SE	29,405	284,694
Kerry Group Plc	10,046	530,639
Prothena Corp. Plc (a)	833	6,109
Ryanair Holdings Plc	10,891	68,519

		3,301,631

Israel — 0.5%
Bank Hapoalim BM (a)	70,522	302,570
Bank Leumi Le-Israel BM (a)	83,927	285,673
Bezeq The Israeli Telecommunication Corp. Ltd.	131,348	152,142
Delek Group Ltd.	296	69,653
Israel Chemicals Ltd.	30,115	362,679
The Israel Corp. Ltd.	157	103,272
Mellanox Technologies Ltd. (a)	2,298	142,342
Mizrahi Tefahot Bank Ltd. (a)	7,472	77,490
Nice Systems Ltd. (a)	4,090	136,987
Teva Pharmaceutical Industries Ltd.	62,794	2,333,391

		3,966,199

Italy — 2.2%
Assicurazioni Generali SpA	77,728	1,420,456
Atlantia SpA	22,405	406,843
Banca Monte dei Paschi di Siena SpA (a)	399,301	119,430
Banco Popolare SC (a)	115,161	191,762
Enel Green Power SpA	113,673	211,746
Enel SpA	438,202	1,822,693
Eni SpA	169,380	4,149,390
Exor SpA	4,458	112,350
Fiat Industrial SpA	56,948	623,898
Fiat SpA (a)	57,559	289,948
Finmeccanica SpA (a)	27,245	157,673
Intesa Sanpaolo SpA	670,677	1,159,809
Intesa Sanpaolo SpA, Non-Convertible Savings Shares	56,017	79,558
Luxottica Group SpA	10,836	447,254
Mediobanca SpA	33,549	207,233
Pirelli & C SpA	15,554	179,208
Prysmian SpA	13,841	276,280
Saipem SpA	17,813	693,869
Snam Rete Gas SpA	114,239	533,217

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	91

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Italy (concluded)
Telecom Italia SpA	630,665	$572,055
Telecom Italia SpA, Non-Convertible Savings Shares	396,336	315,440
Tenaris SA	31,423	655,181
Terna SpA	85,205	340,969
UniCredit SpA (a)	269,658	1,327,918
Unione di Banche Italiane ScpA	56,556	263,726

		16,557,906

Japan — 19.4%
ABC-Mart, Inc.	1,600	69,657
Acom Co. Ltd. (a)	2,450	70,568
Advantest Corp.	10,100	159,510
Aeon Co. Ltd.	39,700	453,712
Aeon Credit Service Co. Ltd.	4,400	89,032
Aeon Mall Co. Ltd.	5,000	123,005
Air Water, Inc.	10,000	127,988
Aisin Seiki Co. Ltd.	13,000	405,953
Ajinomoto Co., Inc.	43,000	568,995
Alfresa Holdings Corp.	2,900	113,353
All Nippon Airways Co. Ltd.	80,000	168,072
Amada Co. Ltd.	24,000	156,169
Aozora Bank Ltd.	40,000	122,989
Asahi Glass Co. Ltd.	67,100	489,937
Asahi Group Holdings Ltd.	25,900	551,482
Asahi Kasei Corp.	84,000	496,701
Asics Corp.	10,000	152,765
Astellas Pharma, Inc.	29,500	1,326,367
The Bank of Kyoto Ltd.	21,000	177,850
The Bank of Yokohama Ltd.	83,000	385,918
Benesse Holdings, Inc.	4,300	178,950
Bridgestone Corp.	43,300	1,127,166
Brother Industries Ltd.	15,700	169,018
Calbee, Inc.	1,000	70,463
Canon, Inc.	75,500	2,926,360
Casio Computer Co. Ltd.	14,000	122,881
Central Japan Railway Co.	9,700	787,247
The Chiba Bank Ltd.	50,000	292,908
Chiyoda Corp.	10,000	143,252
Chubu Electric Power Co., Inc.	43,000	573,824
Chugai Pharmaceutical Co. Ltd.	15,100	289,317
The Chugoku Bank Ltd.	13,000	181,451
The Chugoku Electric Power Co., Inc.	19,300	303,709
Citizen Holdings Co. Ltd.	19,000	100,366
Coca-Cola West Co. Ltd.	3,900	60,217
Cosmo Oil Co. Ltd.	38,000	85,104
Credit Saison Co. Ltd.	10,200	255,129
Dai Nippon Printing Co. Ltd.	38,000	297,975
The Dai-ichi Life Insurance Co. Ltd.	566	796,395
Daicel Corp.	21,000	138,943
Daido Steel Co. Ltd.	21,000	106,486
Daihatsu Motor Co. Ltd.	12,000	239,074
Daiichi Sankyo Co. Ltd.	44,500	683,174
Daikin Industries Ltd.	15,400	528,976
Dainippon Sumitomo Pharma Co. Ltd.	10,800	129,748
Daito Trust Construction Co. Ltd.	4,900	463,099
Daiwa House Industry Co. Ltd.	33,000	567,361
Daiwa Securities Group Inc.	110,000	613,694
Dena Co. Ltd.	6,900	226,350
Denki Kagaku Kogyo KK	29,000	99,290
Denso Corp.	32,400	1,128,304

Common Stocks	Shares	Value
Japan (continued)
Dentsu, Inc.	12,113	$324,455
Don Quijote Co. Ltd.	3,700	136,108
East Japan Railway Co.	22,649	1,464,577
Eisai Co. Ltd.	16,800	701,279
Electric Power Development Co. Ltd.	7,700	182,628
FamilyMart Co. Ltd.	4,000	164,792
FANUC Corp.	12,700	2,362,828
Fast Retailing Co. Ltd.	3,500	893,238
Fuji Electric Co. Ltd.	40,800	100,385
Fuji Heavy Industries Ltd.	40,000	504,413
FUJIFILM Holdings Corp.	31,100	625,727
Fujitsu Ltd.	125,000	524,246
Fukuoka Financial Group, Inc.	50,000	200,238
Furukawa Electric Co. Ltd. (a)	46,000	103,459
Gree, Inc.	6,400	99,325
GS Yuasa Corp.	25,000	100,795
The Gunma Bank Ltd.	26,000	127,206
The Hachijuni Bank Ltd.	28,000	140,477
Hakuhodo DY Holdings, Inc.	1,640	106,126
Hamamatsu Photonics KK	4,900	178,158
Hankyu Hanshin Holdings, Inc.	75,000	387,774
Hino Motors Ltd.	18,000	162,698
Hirose Electric Co. Ltd.	2,100	251,453
The Hiroshima Bank Ltd.	35,000	146,772
Hisamitsu Pharmaceutical Co., Inc.	4,000	199,081
Hitachi Chemical Co. Ltd.	7,400	111,542
Hitachi Construction Machinery Co. Ltd.	7,300	153,524
Hitachi High-Technologies Corp.	4,400	91,052
Hitachi Ltd.	309,000	1,818,312
Hitachi Metals Ltd.	12,000	102,335
Hokkaido Electric Power Co., Inc.	12,400	150,533
Hokuriku Electric Power Co.	11,400	135,290
Honda Motor Co. Ltd.	108,500	4,018,256
Hoya Corp.	29,000	571,414
Hulic Co. Ltd.	15,900	107,880
Ibiden Co. Ltd.	8,400	134,417
Idemitsu Kosan Co. Ltd.	1,500	130,708
IHI Corp.	87,000	225,600
Inpex Corp.	147	786,209
Isetan Mitsukoshi Holdings Ltd.	23,105	226,114
Isuzu Motors Ltd.	80,000	477,394
ITOCHU Corp.	100,200	1,059,023
Itochu Techno-Solutions Corp.	1,700	70,003
The Iyo Bank Ltd.	17,000	134,758
J. Front Retailing Co. Ltd.	31,600	175,138
Japan Airlines Co. Ltd. (a)	3,940	169,355
Japan Petroleum Exploration Co.	2,000	70,635
Japan Prime Realty Investment Corp.	52	150,291
Japan Real Estate Investment Corp.	40	394,085
Japan Retail Fund Investment Corp.	136	250,004
The Japan Steel Works Ltd.	21,000	136,813
Japan Tobacco, Inc.	59,900	1,692,137
JFE Holdings, Inc.	33,200	625,709
JGC Corp.	13,000	405,099
The Joyo Bank Ltd.	44,000	209,056
JS Group Corp.	17,900	399,269
JSR Corp.	11,600	221,416
JTEKT Corp.	15,100	143,955
Jupiter Telecommunications Co. Ltd.	143	178,100
JX Holdings, Inc.	150,560	850,027

See Notes to Financial Statements.

92	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Kajima Corp.	57,800	$191,242
Kamigumi Co. Ltd.	15,000	119,682
Kaneka Corp.	20,000	101,193
The Kansai Electric Power Co., Inc.	49,500	519,856
Kansai Paint Co. Ltd.	15,000	161,653
Kao Corp.	35,000	912,014
Kawasaki Heavy Industries Ltd.	92,000	250,197
KDDI Corp.	17,900	1,265,481
Keikyu Corp.	32,000	284,084
Keio Corp.	38,000	283,294
Keisei Electric Railway Co. Ltd.	18,000	151,898
Keyence Corp.	2,992	829,755
Kikkoman Corp.	12,000	171,350
Kinden Corp.	10,000	65,168
Kintetsu Corp.	108,000	442,553
Kirin Holdings Co. Ltd.	58,000	682,428
Kobe Steel Ltd. (a)	166,000	212,103
Koito Manufacturing Co. Ltd.	6,000	87,505
Komatsu Ltd.	62,200	1,596,076
Konami Corp.	6,700	150,879
Konica Minolta Holdings, Inc.	31,000	223,086
Kubota Corp.	74,000	850,807
Kuraray Co. Ltd.	23,100	302,822
Kurita Water Industries Ltd.	7,500	164,708
Kyocera Corp.	10,300	933,852
Kyowa Hakko Kirin Co. Ltd.	17,000	167,709
Kyushu Electric Power Co., Inc.	28,000	319,234
Lawson, Inc.	4,100	278,124
M3, Inc.	39	62,247
Mabuchi Motor Co. Ltd.	1,800	76,759
Makita Corp.	7,600	353,053
Marubeni Corp.	111,000	796,451
Marui Group Co. Ltd.	15,700	125,422
Maruichi Steel Tube Ltd.	3,400	78,360
Mazda Motor Corp. (a)	175,400	359,976
McDonald’s Holdings Co. Japan Ltd.	4,500	118,746
Medipal Holdings Corp.	9,900	109,765
Meiji Holdings Co. Ltd.	3,993	173,167
Miraca Holdings, Inc.	3,700	149,187
Mitsubishi Chemical Holdings Corp.	90,500	450,833
Mitsubishi Corp.	93,600	1,802,076
Mitsubishi Electric Corp.	129,000	1,098,352
Mitsubishi Estate Co. Ltd.	83,000	1,987,078
Mitsubishi Gas Chemical Co., Inc.	27,000	165,614
Mitsubishi Heavy Industries Ltd.	203,200	982,925
Mitsubishi Logistics Corp.	9,000	129,143
Mitsubishi Materials Corp.	73,000	249,563
Mitsubishi Motors Corp. (a)	262,000	270,880
Mitsubishi Tanabe Pharma Corp.	14,800	193,017
Mitsubishi UFJ Financial Group, Inc.	848,474	4,591,189
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,840	165,182
Mitsui & Co. Ltd.	115,700	1,734,212
Mitsui Chemicals, Inc.	57,000	148,545
Mitsui Fudosan Co. Ltd.	55,000	1,345,469
Mitsui OSK Lines Ltd.	76,000	226,400
Mizuho Financial Group, Inc.	1,521,364	2,789,398
MS&AD Insurance Group Holdings	33,670	671,951
Murata Manufacturing Co. Ltd.	13,400	790,484
Nabtesco Corp.	6,600	147,419
Namco Bandai Holdings, Inc.	11,800	152,954

Common Stocks	Shares	Value
Japan (continued)
NEC Corp. (a)	157,000	$331,166
Nexon Co. Ltd. (a)	7,300	73,935
NGK Insulators Ltd.	19,000	225,391
NGK Spark Plug Co. Ltd.	13,000	173,177
NHK Spring Co. Ltd.	10,700	88,168
Nidec Corp.	7,300	426,311
Nikon Corp.	22,700	670,204
Nintendo Co. Ltd.	7,200	768,796
Nippon Building Fund, Inc.	41	424,136
Nippon Electric Glass Co. Ltd.	23,500	133,809
Nippon Express Co. Ltd.	59,000	243,802
Nippon Meat Packers, Inc.	11,000	152,482
Nippon Paper Group, Inc.	7,094	98,566
Nippon Steel Corp.	506,265	1,246,511
Nippon Telegraph & Telephone Corp.	29,076	1,224,186
Nippon Yusen KK	104,000	244,798
The Nishi-Nippon City Bank Ltd.	48,000	119,104
Nissan Motor Co. Ltd.	165,500	1,570,409
Nisshin Seifun Group, Inc.	12,500	156,427
Nissin Foods Holdings Co. Ltd.	3,900	147,959
Nitori Holdings Co. Ltd.	2,300	168,513
Nitto Denko Corp.	11,010	542,228
NKSJ Holdings, Inc.	24,575	527,110
NOK Corp.	7,100	111,180
Nomura Holdings, Inc.	241,700	1,430,692
Nomura Real Estate Holdings, Inc.	6,500	124,296
Nomura Real Estate Office Fund, Inc.	19	109,450
Nomura Research Institute Ltd.	6,800	141,649
NSK Ltd.	29,000	206,354
NTT Data Corp.	86	269,199
NTT DoCoMo, Inc.	1,017	1,466,026
NTT Urban Development Corp.	84	81,474
Obayashi Corp.	43,000	242,439
Odakyu Electric Railway Co. Ltd.	42,000	436,977
OJI Paper Co. Ltd.	52,000	179,366
Olympus Corp. (a)	14,800	287,131
Omron Corp.	13,600	326,445
Ono Pharmaceutical Co. Ltd.	5,500	280,963
Oracle Corp. Japan	2,600	108,310
Oriental Land Co. Ltd.	3,400	411,755
ORIX Corp.	6,910	780,543
Osaka Gas Co. Ltd.	123,000	446,776
Otsuka Corp.	1,100	83,227
Otsuka Holdings Co. Ltd.	24,000	676,111
Panasonic Corp.	145,700	890,434
Park24 Co. Ltd.	7,000	110,550
Rakuten, Inc.	48,400	377,445
Resona Holdings, Inc.	126,756	579,575
Ricoh Co. Ltd.	43,000	456,421
Rinnai Corp.	2,300	156,271
Rohm Co. Ltd.	6,400	209,215
Sankyo Co. Ltd.	3,200	126,976
Sanrio Co. Ltd.	3,200	102,092
Santen Pharmaceutical Co. Ltd.	4,800	184,382
SBI Holdings, Inc.	15,240	136,235
Secom Co. Ltd.	14,100	710,389
Sega Sammy Holdings, Inc.	13,432	226,723
Sekisui Chemical Co. Ltd.	29,000	252,987
Sekisui House Ltd.	36,000	394,188
Seven & I Holdings Co. Ltd.	50,200	1,415,176

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	93

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Seven Bank Ltd.	33,800	$89,157
Sharp Corp.	64,000	223,836
Shikoku Electric Power Co., Inc.	11,200	178,677
Shimadzu Corp.	16,000	109,180
Shimamura Co. Ltd.	1,600	155,481
Shimano, Inc.	5,100	326,569
Shimizu Corp.	41,000	154,124
Shin-Etsu Chemical Co. Ltd.	27,300	1,666,120
Shinsei Bank Ltd.	102,000	204,157
Shionogi & Co. Ltd.	19,700	328,277
Shiseido Co. Ltd.	23,800	335,948
The Shizuoka Bank Ltd.	36,000	351,652
Showa Denko KK	91,000	139,087
Showa Shell Sekiyu KK	13,200	74,768
SMC Corp.	3,500	635,791
Softbank Corp.	59,000	2,161,831
Sojitz Corp.	87,100	128,781
Sony Corp.	66,900	750,314
Sony Financial Holdings, Inc.	11,400	204,952
Square Enix Holdings Co. Ltd.	4,600	58,516
Stanley Electric Co. Ltd.	9,600	136,446
Sumco Corp. (a)	7,000	68,855
Sumitomo Chemical Co. Ltd.	101,000	318,295
Sumitomo Corp.	74,900	960,952
Sumitomo Electric Industries Ltd.	50,600	584,876
Sumitomo Heavy Industries Ltd.	38,000	182,116
Sumitomo Metal Mining Co. Ltd.	36,000	508,171
Sumitomo Mitsui Financial Group, Inc.	89,450	3,250,773
Sumitomo Mitsui Trust Holdings, Inc.	206,820	728,690
Sumitomo Realty & Development Co. Ltd.	23,000	766,219
Sumitomo Rubber Industries Ltd.	11,500	139,061
Suruga Bank Ltd.	12,000	147,589
Suzuken Co. Ltd.	4,900	138,048
Suzuki Motor Corp.	24,500	641,123
Sysmex Corp.	4,700	216,429
T&D Holdings, Inc.	38,400	467,530
Taiheiyo Cement Corp.	76,000	208,947
Taisei Corp.	68,000	226,119
Taisho Pharmaceutical Holdings Co. Ltd.	2,400	164,839
Taiyo Nippon Sanso Corp.	15,000	86,298
Takashimaya Co. Ltd.	19,000	135,205
Takeda Pharmaceutical Co. Ltd.	52,600	2,350,957
TDK Corp.	8,400	305,901
Teijin Ltd.	63,000	156,892
Terumo Corp.	10,100	401,070
THK Co. Ltd.	8,100	145,684
Tobu Railway Co. Ltd.	69,000	365,917
Toho Co. Ltd.	7,700	135,524
Toho Gas Co. Ltd.	27,000	144,787
Tohoku Electric Power Co., Inc. (a)	30,700	286,263
Tokio Marine Holdings, Inc.	46,100	1,284,311
The Tokyo Electric Power Co., Inc. (a)	95,000	228,955
Tokyo Electron Ltd.	11,300	521,170
Tokyo Gas Co. Ltd.	162,000	740,187
Tokyu Corp.	77,000	433,797
Tokyu Land Corp.	28,000	205,159
TonenGeneral Sekiyu KK	19,000	164,307
Toppan Printing Co. Ltd.	36,000	223,168
Toray Industries, Inc.	96,700	594,030
Toshiba Corp.	269,000	1,064,761

Common Stocks	Shares	Value
Japan (concluded)
Toto Ltd.	20,000	$150,361
Toyo Seikan Kaisha Ltd.	10,300	138,798
Toyo Suisan Kaisha Ltd.	6,000	159,863
Toyoda Gosei Co. Ltd.	4,100	83,340
Toyota Boshoku Corp.	3,600	41,740
Toyota Industries Corp.	10,600	338,415
Toyota Motor Corp.	183,700	8,578,078
Toyota Tsusho Corp.	14,200	350,495
Trend Micro, Inc.	6,900	208,484
Tsumura & Co.	4,100	123,945
Ube Industries Ltd.	68,000	163,352
Uni-charm Corp.	7,700	400,127
Ushio, Inc.	6,300	69,084
USS Co. Ltd.	1,460	152,029
West Japan Railway Co.	11,300	445,182
Yahoo Japan Corp.	962	311,491
Yakult Honsha Co. Ltd.	6,300	275,953
Yamada Denki Co. Ltd.	5,960	230,360
Yamaguchi Financial Group, Inc.	14,000	123,639
Yamaha Corp.	10,800	114,543
Yamaha Motor Co. Ltd.	18,200	201,615
Yamato Holdings Co. Ltd.	25,400	386,004
Yamato Kogyo Co. Ltd.	2,900	84,933
Yamazaki Baking Co. Ltd.	8,000	89,142
Yaskawa Electric Corp.	15,000	144,750
Yokogawa Electric Corp.	13,900	152,417

		146,785,904

Netherlands — 2.6%
Aegon NV	116,809	754,565
Akzo Nobel NV	15,857	1,049,682
ASML Holding NV	20,962	1,344,369
Corio NV	4,309	197,594
DE Master Blenders 1753 NV (a)	38,966	447,669
Delta Lloyd NV	9,644	158,872
Fugro NV	4,564	270,818
Gemalto NV	5,200	469,377
Heineken Holding NV	6,580	362,312
Heineken NV	15,336	1,028,179
ING Groep NV (a)	255,006	2,422,042
Koninklijke Ahold NV	67,086	899,556
Koninklijke Boskalis Westminster NV	4,972	225,067
Koninklijke DSM NV	10,262	625,424
Koninklijke KPN NV	66,783	330,264
Koninklijke Philips Electronics NV	69,203	1,832,509
Koninklijke Vopak NV	4,783	338,099
QIAGEN NV (a)	15,859	288,018
Randstad Holding NV	8,087	300,166
Reed Elsevier NV	45,782	678,841
STMicroelectronics NV	42,937	311,703
TNT Express NV	22,393	249,171
Unilever NV CVA	108,462	4,150,147
Wolters Kluwer NV	20,149	413,894
Ziggo NV	8,074	263,874

		19,412,212

New Zealand — 0.1%
Auckland International Airport Ltd.	62,385	138,086
Contact Energy Ltd. (a)	25,128	108,502
Fletcher Building Ltd.	45,486	319,280

See Notes to Financial Statements.

94	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
New Zealand (concluded)
SKYCITY Entertainment Group Ltd.	39,154	$122,958
Telecom Corp. of New Zealand Ltd.	125,692	237,911

		926,737

Norway — 0.9%
Aker Solutions ASA	10,661	220,775
DnB NOR ASA	65,362	835,435
Gjensidige Forsikring ASA	13,051	187,550
Norsk Hydro ASA	61,657	312,942
Orkla ASA	51,153	448,281
Seadrill Ltd.	23,427	863,095
Statoil ASA	74,298	1,872,651
Subsea 7 SA	18,626	447,626
Telenor ASA	46,723	951,365
Yara International ASA	12,442	620,341

		6,760,061

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares (a)	140,243	166,799
EDP—Energias de Portugal SA	124,913	379,958
Galp Energia SGPS SA	18,070	280,494
Jeronimo Martins SGPS SA	14,755	285,308
Portugal Telecom SGPS SA, Registered Shares	41,589	207,105

		1,319,664

Singapore — 1.8%
Ascendas Real Estate Investment Trust	129,962	254,325
CapitaCommercial Trust	137,000	190,118
CapitaLand Ltd.	169,749	522,506
CapitaMall Trust	157,700	277,122
CapitaMalls Asia Ltd.	91,000	146,560
City Developments Ltd.	33,535	358,656
ComfortDelGro Corp. Ltd.	124,816	183,620
DBS Group Holdings Ltd.	121,407	1,490,454
Fraser and Neave Ltd.	61,096	488,192
Genting Singapore Plc	405,227	465,548
Global Logistic Properties Ltd.	136,000	314,529
Golden Agri-Resources Ltd.	456,251	245,531
Hutchison Port Holdings Trust	351,000	280,929
Jardine Cycle & Carriage Ltd.	6,721	267,696
Keppel Corp. Ltd.	96,577	881,899
Keppel Land Ltd.	51,000	170,812
Noble Group Ltd.	265,840	256,834
Olam International Ltd.	108,900	139,885
Oversea-Chinese Banking Corp.	171,914	1,385,280
SembCorp Industries Ltd.	66,590	290,354
Sembcorp Marine Ltd.	55,197	210,863
Singapore Airlines Ltd.	36,009	319,383
Singapore Exchange Ltd.	57,000	331,232
Singapore Press Holdings Ltd.	84,316	279,212
Singapore Technologies Engineering Ltd.	102,213	322,605
Singapore Telecommunications Ltd.	531,132	1,445,225
StarHub Ltd.	39,157	122,648
United Overseas Bank Ltd.	84,572	1,387,322
UOL Group Ltd.	32,457	160,074
Wilmar International Ltd.	125,670	346,948
Yangzijiang Shipbuilding Holdings Ltd.	135,183	108,306

		13,644,668

Common Stocks	Shares	Value
Spain — 2.9%
Abertis Infraestructuras SA	24,845	$410,349
Acciona SA	1,687	125,983
ACS Actividades de Construccion y Servicios SA	9,222	233,718
Amadeus IT Holding SA, Class A	20,550	519,327
Banco Bilbao Vizcaya Argentaria SA	362,784	3,370,566
Banco de Sabadell SA (a)	189,193	494,792
Banco Popular Espanol SA	363,656	284,244
Banco Santander SA	687,221	5,585,050
Bankia SA (a)	64,874	33,482
Caixa Bank	54,079	189,442
Distribuidora Internacional de Alimentacion SA	39,673	253,477
Enagas SA	12,424	266,172
Ferrovial SA	26,864	399,907
Gas Natural SDG SA	23,527	424,129
Grifols SA (a)	9,819	343,352
Iberdrola SA	265,625	1,483,437
Inditex SA	14,524	2,040,713
International Consolidated Airlines Group SA (a)	61,141	181,505
Mapfre SA	51,574	158,906
Red Electrica Corp. SA	7,069	349,180
Repsol YPF SA	54,351	1,109,452
Telefonica SA	272,711	3,692,246
Zardoya Otis SA	10,398	148,228

		22,097,657

Sweden — 3.0%
Alfa Laval AB	22,201	464,218
Assa Abloy AB, Class B	22,252	837,625
Atlas Copco AB, Class A	44,700	1,239,543
Atlas Copco AB, Class B	25,967	637,399
Boliden AB	17,900	340,118
Electrolux AB, Class B	15,948	421,257
Elekta AB, B Shares	24,237	377,914
Getinge AB, Class B	13,246	450,269
Hennes & Mauritz AB, Class B	63,209	2,190,636
Hexagon AB, Class B	15,935	402,968
Husqvarna AB, Class B	27,598	167,493
Industrivarden AB, Class C	7,998	133,252
Investor AB, Class B	30,313	796,327
Kinnevik Investment AB, Class B	13,966	292,133
Lundin Petroleum AB (a)	15,138	350,327
Millicom International Cellular SA	4,298	373,070
Nordea Bank AB	175,249	1,685,706
Ratos AB, Class B	12,958	124,796
Sandvik AB	66,796	1,073,528
Scania AB, Class B	21,133	439,384
Securitas AB, Class B	20,839	182,689
Skandinaviska Enskilda Banken AB, Class A	94,711	810,316
Skanska AB, Class B	25,589	419,938
SKF AB, Class B	26,090	660,797
Svenska Cellulosa AB, B Shares	38,818	844,004
Svenska Handelsbanken AB, Class A	33,004	1,186,556
Swedbank AB, Class A	53,331	1,047,707
Swedish Match AB	13,535	454,369
Tele2 AB, Class B	21,497	388,555
Telefonaktiebolaget LM Ericsson, Class B	202,608	2,046,594
TeliaSonera AB	144,106	978,334
Volvo AB, Class B	92,868	1,280,568

		23,098,390

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	95

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland — 8.4%
ABB Ltd., Registered Shares (a)	146,409	$3,036,160
Actelion Ltd., Registered Shares (a)	7,187	343,904
Adecco SA, Registered Shares (a)	8,765	464,179
Aryzta AG (a)	5,754	296,074
Baloise Holding AG, Registered Shares	3,186	275,184
Banque Cantonale Vaudoise	189	100,656
Barry Callebaut AG (a)	122	118,028
Cie Financiere Richemont SA, Class A Shares	34,754	2,728,033
Credit Suisse Group AG (a)	83,491	2,037,712
EMS-Chemie Holding AG	575	135,559
Geberit AG, Registered Shares (a)	2,480	549,754
Givaudan SA, Registered Shares (a)	557	588,631
Holcim Ltd., Registered Shares (a)	15,240	1,122,503
Julius Baer Group Ltd. (a)	14,587	519,338
Kuehne & Nagel International AG, Registered Shares	3,569	430,275
Lindt & Spruengli AG (a)	56	182,622
Lindt & Spruengli AG, Registered Shares (a)	6	227,098
Lonza Group AG, Registered Shares (a)	3,610	195,612
Nestle SA, Registered Shares	214,730	14,009,725
Novartis AG, Registered Shares	153,166	9,675,997
Pargesa Holding SA	1,833	126,329
Partners Group Holding AG	1,166	269,555
Roche Holding AG	46,781	9,458,235
Schindler Holding AG, Participation Certificates	3,207	463,911
Schindler Holding AG, Registered Shares	1,408	199,683
SGS SA, Registered Shares	367	815,130
Sika AG	143	330,751
Sonova Holding AG, Registered Shares (a)	3,206	355,424
Sulzer AG	1,637	259,086
The Swatch Group AG, Bearer Shares	2,053	1,041,085
The Swatch Group AG, Registered Shares	2,804	242,560
Swiss Life Holding, Registered Shares (a)	2,072	276,563
Swiss Prime Site AG (a)	3,698	308,689
Swiss Re AG (a)	23,445	1,699,734
Swisscom AG, Registered Shares	1,551	672,069
Syngenta AG, Registered Shares	6,200	2,504,715
Transocean Ltd.	23,922	1,072,511
UBS AG, Registered Shares (a)	242,452	3,794,100
Zurich Insurance Group AG (a)	9,813	2,629,471

		63,556,645

United Kingdom — 21.7%
3i Group Plc	62,540	223,201
Aberdeen Asset Management Plc	57,655	346,934
Admiral Group Plc	13,656	260,127
Aggreko Plc	17,856	509,584
AMEC Plc	20,890	345,332
Anglo American Plc	92,571	2,918,127
Antofagasta Plc	26,454	579,738
ARM Holdings Plc	91,789	1,159,179
Associated British Foods Plc	23,897	610,528
AstraZeneca Plc	83,028	3,934,672
Aviva Plc	194,259	1,202,064
Babcock International Group Plc	24,207	382,108
BAE Systems Plc	216,291	1,202,185
Balfour Beatty Plc	45,076	202,884
Barclays Plc	774,166	3,362,961
BG Group Plc	226,211	3,773,153
BHP Billiton Plc	140,628	4,960,439

Common Stocks	Shares	Value
United Kingdom (continued)
BP Plc	1,267,884	$8,815,480
British American Tobacco Plc	129,400	6,578,043
British Land Co. Plc	55,373	511,570
British Sky Broadcasting Group Plc	71,959	907,575
BT Group Plc	524,175	1,999,833
Bunzl Plc	21,616	357,782
Burberry Group Plc	29,213	587,224
The Capita Group Plc	43,969	543,320
Capital Shopping Centres Group Plc	36,294	208,801
Carnival Plc	12,294	477,404
Centrica Plc	345,962	1,888,155
Cobham Plc	72,474	263,336
Compass Group Plc	123,909	1,470,893
Croda International Plc	8,808	344,261
Diageo Plc	166,882	4,860,705
Eurasian Natural Resources Corp. Plc	15,477	73,198
Evraz Plc	22,376	96,031
Fresnillo Plc	12,128	371,984
G4S Plc	94,373	395,423
GKN Plc	107,702	406,336
GlaxoSmithKline Plc	331,182	7,210,596
Glencore International Plc	253,463	1,464,212
Hammerson Plc	48,213	386,607
Hargreaves Lansdown Plc	16,256	181,814
HSBC Holdings Plc	1,219,277	12,920,391
ICAP Plc	36,602	185,083
IMI Plc	21,278	385,116
Imperial Tobacco Group Plc	66,025	2,559,891
Inmarsat Plc	30,104	290,173
InterContinental Hotels Group Plc	17,841	500,268
Intertek Group Plc	10,804	548,807
Invensys Plc	52,741	282,246
Investec Plc	37,184	258,861
ITV Plc	243,198	421,891
J Sainsbury Plc	80,871	457,539
Johnson Matthey Plc	13,776	541,164
Kazakhmys Plc	14,031	181,346
Kingfisher Plc	156,502	731,266
Land Securities Group Plc	51,934	692,852
Legal & General Group Plc	393,269	943,007
Lloyds Banking Group Plc (a)	2,809,886	2,239,180
London Stock Exchange Group Plc	11,712	208,920
Marks & Spencer Group Plc	106,980	672,008
Meggitt Plc	51,057	319,706
Melrose Industries Plc	79,012	290,229
National Grid Plc	242,212	2,778,029
Next Plc	11,023	669,123
Old Mutual Plc	325,287	955,379
Pearson Plc	54,336	1,059,093
Petrofac Ltd.	17,115	457,414
Prudential Plc	170,209	2,428,430
Randgold Resources Ltd.	5,806	574,371
Reckitt Benckiser Group Plc	43,332	2,750,697
Reed Elsevier Plc	81,338	858,737
Resolution Ltd.	94,233	383,381
Rexam Plc	58,249	416,783
Rio Tinto Plc	89,254	5,205,795
Rolls-Royce Holdings Plc (a)	124,643	1,787,802
Royal Bank of Scotland Group Plc (a)	141,210	754,758

See Notes to Financial Statements.

96	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
Royal Dutch Shell Plc, Class A	247,420	$8,587,996
Royal Dutch Shell Plc, Class B	175,162	6,249,133
RSA Insurance Group Plc	234,527	484,338
SABMiller Plc	63,696	2,956,202
The Sage Group Plc	80,883	388,926
Schroders Plc	7,376	204,939
Scottish & Southern Energy Plc	62,890	1,463,079
Segro Plc	48,415	196,518
Serco Group Plc	32,671	286,190
Severn Trent Plc	15,833	407,413
Shire Plc	37,445	1,151,850
Smith & Nephew Plc	59,839	661,454
Smiths Group Plc	25,887	507,064
Standard Chartered Plc	159,299	4,122,617
Standard Life Plc	157,759	862,382
Tate & Lyle Plc	31,359	387,980
Tesco Plc	535,376	2,949,158
Tui Travel Plc	28,239	131,036
Tullow Oil Plc	60,387	1,258,912
Unilever Plc	85,454	3,321,675
United Utilities Group Plc	44,694	492,023
Vedanta Resources Plc	6,701	129,379
Vodafone Group Plc	3,274,276	8,242,217
The Weir Group Plc	14,092	435,768
Whitbread Plc	11,733	471,484
WM Morrison Supermarkets Plc	151,269	649,497

Common Stocks	Shares	Value
United Kingdom (concluded)
Wolseley Plc	17,897	$855,811
WPP Plc (a)	84,080	1,228,340
Xstrata Plc	139,938	2,442,728

		164,609,644

Total Common Stocks — 96.8%		733,671,709

Rights
Singapore — 0.0%
Olam International Ltd. (a)	34,085	—

Spain — 0.0%
Repsol SA (a)	54,351	33,144

Total Rights — 0.0%		33,144

Total Long-Term Investments (Cost — $586,314,295) — 96.8%		733,704,853

Total Investments (Cost — $586,314,295*) — 96.8%		733,704,853
Other Assets Less Liabilities — 3.2%		24,438,776

Net Assets — 100.0%		$758,143,629

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$628,318,296

Gross unrealized appreciation	$167,219,681
Gross unrealized depreciation	(61,833,124)

Net unrealized appreciation	$105,386,557

(a)	Non-income producing security.

•

Investments in issuers considered to be an affiliate of the Series during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	1,969,251	(1,969,251)	—	$4,682

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
71	DJ Euro Stoxx 50 Index	Eurex	March 2013	$2,450,687	$(6,714)
8	E-Mini MSCI EAFE Index	Chicago Mercantile	March 2013	$648,120	6,235
29	FTSE 100 Index	Euronext LIFFE	March 2013	$2,754,937	(9,089)
28	Nikkei 225 Index	Singapore Exchange	March 2013	$1,676,574	115,977
9	SPI 200 Index	Australian Securities Exchange	March 2013	$1,078,534	12,693

Total					$119,102

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	97

Schedule of Investments (continued)	Master International Index Series

•	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	96,374	EUR	73,000	HSBC Holdings Plc	1/02/13	$18
USD	491,052	GBP	302,000	HSBC Holdings Plc	1/02/13	468
SEK	50,000	USD	7,689	HSBC Holdings Plc	1/03/13	—
USD	290,021	AUD	279,000	HSBC Holdings Plc	1/03/13	293
USD	22,578	HKD	175,000	HSBC Holdings Plc	1/03/13	—
USD	5,091	ILS	19,000	HSBC Holdings Plc	1/03/13	4
USD	36,347	NOK	202,000	HSBC Holdings Plc	1/03/13	2
USD	4,093	SGD	5,000	HSBC Holdings Plc	1/03/13	—

Total						$785

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Series has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

98	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Schedule of Investments (concluded)	Master International Index Series

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$65,412,513	$10	$65,412,523
Austria	—	2,149,921	—	2,149,921
Belgium	$437,601	8,083,389	—	8,520,990
Denmark	—	8,454,576	—	8,454,576
Finland	—	5,808,326	—	5,808,326
France	2,955,126	66,586,397	—	69,541,523
Germany	—	64,073,319	—	64,073,319
Greece	311,641	111,452	—	423,093
Hong Kong	—	23,250,120	—	23,250,120
Ireland	6,109	3,295,521	1	3,301,631
Israel	—	3,966,199	—	3,966,199
Italy	—	16,557,906	—	16,557,906
Japan	628,286	146,157,618	—	146,785,904
Netherlands	513,045	18,899,167	—	19,412,212
New Zealand	—	926,737	—	926,737
Norway	—	6,760,061	—	6,760,061
Portugal	280,494	1,039,170	—	1,319,664
Singapore	—	13,644,668	—	13,644,668
Spain	181,710	21,915,947	—	22,097,657
Sweden	377,914	22,720,476	—	23,098,390
Switzerland	664,113	62,892,532	—	63,556,645
United Kingdom	—	164,609,644	—	164,609,644
Rights	33,144	—	—	33,144

Total	$6,389,183	$727,315,659	$11	$733,704,853

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$134,905	—	—	$134,905
Foreign currency exchange contracts	—	$785	—	785
Liabilities:
Equity contracts	(15,803)	—	—	(15,803)

Total	$119,102	$785	—	$119,887

[1]         Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Series’ assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$504,000	—	—	$504,000
Foreign currency at value	7,681,374	—	—	7,681,374
Liabilities:
Bank overdraft	—	$(258,219)	—	(258,219)

Total	$8,185,374	$(258,219)	—	$7,927,155

There were no transfers between levels during the year ended December 31, 2012.

Certain of the Series’ investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	99

Statement of Assets and Liabilities	Master International Index Series

December 31, 2012

Assets
Investments at value — (cost — $586,314,295)	$733,704,853
Cash pledged as collateral for financial futures contracts	504,000
Contributions receivable from investors	13,072,800
Foreign currency at value (cost — $7,716,155)	7,681,374
Dividends receivable	3,674,849
Investments sold receivable	13,662
Unrealized appreciation on foreign currency exchange contracts	785
Prepaid expenses	4,723

Total assets	758,657,046

Liabilities
Bank overdraft	258,219
Variation margin payable	54,492
Investment advisory fees payable	5,936
Other affiliates payable	4,545
Directors’ fees payable	1,418
Other accrued expenses payable	188,807

Total liabilities	513,417

Net Assets	$758,143,629

Net Assets Consist of
Investors’ capital	$610,445,186
Net unrealized appreciation/depreciation	147,698,443

Net Assets	$758,143,629

See Notes to Financial Statements.

100	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Statement of Operations	Master International Index Series

Year Ended December 31, 2012
Investment Income
Dividends — unaffiliated	$25,030,521
Foreign taxes withheld	(1,630,575)
Dividends — affiliated	4,682

Total income	23,404,628

Expenses
Investment advisory	68,180
Accounting services	121,777
Custodian	104,462
Professional	84,325
Directors	21,397
Printing	13,476
Miscellaneous	28,518

Total expenses	442,135
Less fees waived and/or reimbursed by Manager	(9,147)

Total expenses after fees waived and/or reimbursed	432,988

Net investment income	22,971,640

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(62,826,904)
Financial futures contracts	1,868,337
Foreign currency transactions	(346,091)

(61,304,658)

Net change in unrealized appreciation/depreciation on:
Investments	182,459,563
Financial futures contracts	62,492
Foreign currency translations	51,260

182,573,315

Total realized and unrealized gain	121,268,657

Net Increase in Net Assets Resulting from Operations	$144,240,297

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	101

Statements of Changes in Net Assets	Master International Index Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$22,971,640	$31,591,898
Net realized loss	(61,304,658)	(26,277,530)
Net change in unrealized appreciation/depreciation	182,573,315	(123,722,751)

Net increase (decrease) in net assets resulting from operations	144,240,297	(118,408,383)

Capital Transactions
Proceeds from contributions	279,030,661	277,608,631
Value of withdrawals	(520,908,247)	(226,119,685)

Net increase (decrease) in net assets derived from capital transactions	(241,877,586)	51,488,946

Net Assets
Total decrease in net assets	(97,637,289)	(66,919,437)
Beginning of year	855,780,918	922,700,355

End of year	$758,143,629	$855,780,918

Financial Highlights	Master International Index Series

	Year Ended December 31,
	2012	2011	2010	2009	2008
Total Investment Return
Total investment return	19.01%	(12.34)%	7.66%	28.99%	(41.94)%

Ratios to Average Net Assets
Total expenses	0.06%	0.08%	0.11%	0.09%	0.11%

Total expenses after fees waived and/or reimbursed	0.06%	0.08%	0.10%	0.09%	0.10%

Net investment income	3.36%	3.38%	2.73%	2.98%	3.54%

Supplemental Data
Net assets, end of year (000)	$758,144	$855,781	$922,700	$749,280	$706,119

Portfolio turnover	21%	6%	8%	30%	30%

See Notes to Financial Statements.

102	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Notes to Financial Statements	Master International Index Series

1. Organization and Significant Accounting Policies:

Master International Index Series (the “Series”), a non-diversified open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	103

Notes to Financial Statements (continued)	Master International Index Series

by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Series’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Series’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Series engaging in such transactions may have requirements to deliver/deposit securities to/ with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

104	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master International Index Series

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to economically hedge, or protect, its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Series’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Series may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Series and each of its respective counterparties. An ISDA Master Agreement allows the Series to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Series from its counterparties are not fully collateralized, contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Series manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Series’ net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Series and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Series enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currencies in which some of the investments held by the Series are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012

	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation[1]	$134,905
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	785

Total		$135,690

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(15,803)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	105

Notes to Financial Statements (continued)	Master International Index Series

The Effect of Derivative Financial Instruments in the Statement of Operations

Year Ended December 31, 2012

Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$1,868,337
Foreign currency exchange contracts:
Foreign currency transactions	(1,711,983)

Total	$156,354

Net Change in Unrealized Appreciation/ Depreciation on
Equity contracts:
Financial futures contracts	$62,492
Foreign currency exchange contracts:
Foreign currency translations	(32,584)

Total	$29,908

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	167
Average number of contracts sold	18
Average notional value of contracts purchased	$8,814,626
Average notional value of contracts sold	$562,254
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	5
Average number of contracts – US dollars sold	2
Average US dollar amounts purchased	$1,827,447
Average US dollar amounts sold	$240,358

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’

business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is 0.12%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the Independent Directors. For the year ended December 31, 2012, the Series waived $8,275, which is included in fees waived and/or reimbursed by Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2012, the amount waived was $872.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the year ended December 31, 2012, the Series reimbursed the Manager $9,957 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were $141,674,787 and $369,185,448, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Inter-bank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2011. The

106	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	Master International Index Series

credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2012. The Series did not borrow under the credit agreement during the year ended December 31, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

The Series invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Series invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of December 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Series’ investments.

As of December 31, 2012, the Series had the following industry classifications:

Percent of
Long-Term
Industry	Investments
Commercial Banks	13%
Pharmaceuticals	8%
Oil, Gas & Consumable Fuels	7%
Metals and Mining	5%
Insurance	5%
Other[1]	62%

[1]	All other industries held were less than 5% of long-term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	107

Report of Independent Registered Public Accounting Firm	Master International Index Series

To the Investors of Master International Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master International Index Series, one of the series constituting Quantitative Master Series LLC, (the “Series”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’

internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series, of Quantitative Master Series LLC, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

108	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Officers and Directors	Master International Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	109

Officers and Directors (continued)	Master International Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC Since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the
			Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Master LLC’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994;
Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

See Notes to Financial Statements.

110	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012

Officers and Directors (concluded)	Master International Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Independent Registered	Legal Counsel
BlackRock Advisors, LLC Wilmington, DE 19809	JPMorgan Chase Bank, N.A. Brooklyn, NY 11245	Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Sidley Austin LLP New York, NY 10019

Sub-Advisor	Accounting Agent
BlackRock Investment Management, LLC	State Street Bank and Trust Company
Princeton, NJ 08540	Boston, MA 02110

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2012	111

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Delivery of Documents

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www.americanbeaconfunds.com

If you invest in the Funds through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, each Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available in each Fund’s Statement of Additional Information, which may be obtained free of charge on www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

AR 12/12

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code February 16, 2010 to disclose a change in the Principal Financial Office. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$ 144,159	8/31/2011
$ 381,399	10/31/2011
$ 72,527	12/31/2011
$ 27,241	6/30/2012
$ 162,479	8/31/2012
$ 372,802	10/31/2012
$ 54,482	11/30/2012
$ 163,621	12/31/2012

(b) Audit-Related Fees	Fiscal Year Ended
$ 0	8/31/2011
$ 0	10/31/2011
$ 0	12/31/2011
$ 0	6/30/2012
$ 0	8/31/2012
$ 0	10/31/2012
$ 0	11/30/2012
$ 0	12/31/2012

(c) Tax Fees	Fiscal Year Ended
$ 32,500	8/31/2011
$ 61,132	10/31/2011
$ 15,592	12/31/2011
$ 3,500	6/30/2012
$ 28,000	8/31/2012
$ 74,500	10/31/2012
$ 7,000	11/30/2012
$ 10,500	12/31/2012

(d) All Other Fees	Fiscal Year Ended
$ 0	8/31/2011
$ 0	10/31/2011
$ 0	12/31/2011
$ 0	6/30/2012
$ 0	8/31/2012
$ 0	10/31/2012
$ 0	11/30/2012
$ 0	12/31/2012

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ 32,500	$7,885	N/A	8/31/2011
$ 61,132	$0	N/A	10/31/2011
$ 15,592	$0	N/A	12/31/2011
$ 3,500	$0	N/A	6/30/2012
$ 28,000	$0	N/A	8/31/2012
$ 74,500	$0	N/A	10/31/2012
$ 7,000	$0	N/A	11/30/2012
$ 10,500	$0	N/A	12/31/2012

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: March 7, 2013

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: March 7, 2013